SELIGMAN MUNICIPAL SERIES TRUST

                 Seligman California Municipal High-Yield Series
                  Seligman California Municipal Quality Series

                       Statement of Additional Information
                                   May 3, 2004

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 2, 2004 (the "Prospectus"), offering Class A shares, Class C shares and Class D shares. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Funds' Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents

    Fund History .......................................................  2
    Description of the Funds and their Investments and Risks ...........  2
    Management of the Funds ............................................  7
    Control Persons and Principal Holders of Securities.................  11
    Investment Advisory and Other Services .............................  13
    Brokerage Allocation and Other Practices ...........................  19
    Shares of Beneficial Interest and Other Securities .................  20
    Purchase, Redemption, and Pricing of Shares ........................  20
    Taxation of the Funds ..............................................  25
    Underwriters........................................................  28
    Calculation of Performance Data ....................................  30
    Financial Statements................................................  33
    General Information.................................................  33
    Appendix A .........................................................  35
    Appendix B .........................................................  38

TEB1A

                                  Fund History

Seligman Municipal Series Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

            Description of the Funds and their Investments and Risks

Classification

Seligman Municipal Series Trust (the "Series") is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate funds, of which Seligman California Municipal High-Yield Series and Seligman California Municipal Quality Series are discussed in this SAI:

Seligman California Municipal High-Yield Series ("High-Yield Fund") Seligman California Municipal Quality Series ("Quality Fund")
Seligman Florida Municipal Series
Seligman North Carolina Municipal Series

Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.

The Funds seek to provide income exempt from regular federal income taxes and the personal income taxes of California consistent with the preservation of capital and with consideration given to opportunities for capital gain.

The High-Yield Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within any rating category of Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"), including securities rated below investment grade or securities that are not rated. The securities in which the High-Yield Fund invests generally involve greater volatility of price and risk of loss of principal and income than securities in higher rated categories.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

The Quality Fund is expected to invest, without limitations, in municipal securities, which on the date of purchase are rated, with the three highest rating categories of Moody's or S&P.

Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

A description of the credit rating categories is contained in Appendix A to this SAI.

California Municipal Securities. California Municipal Securities includes notes, bonds, and commercial paper issued by or on behalf of the State of California, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and California state personal income taxes. Municipal securities are traded primarily in an over-the-counter market. Each may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended ("1940 Act"), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

      1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

      2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or issuer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets in respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, form the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Funds are authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Funds have no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at a Fund's option, specified securities at a specified price.

The price which a Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, each Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Trustees may, in the future, consider whether the Funds should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, a Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission ("SEC") for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the SEC will issue such an order.

Standby commitments with respect to portfolio securities of a Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of a Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the SEC.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and California personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund's net assets.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, a Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Fund has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentality's are not considered an industry for purposes of this limitation;

- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentality's);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for trustees;

- Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

- Purchase or sell commodities or commodity contracts including futures contracts; or

- Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund's investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "California Municipal Securities" above that would otherwise meet that Fund's objectives.

Also, in abnormal market conditions, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as Treasury Bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for the High-Yield Fund for the fiscal years ended September 30, 2003 and 2002 were 4.43% and 11.72%, respectively. The portfolio turnover rates for the Quality Fund for the fiscal years ended September 30, 2003 and 2002 were 1.43% and 6.40%, respectively. The fluctuation in portfolio turnover rates of each Fund resulted from conditions in the California municipal market and bond market in general. A Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

                             Management of the Funds

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of the Funds.

Management Information

Information with respect to Trustees and officers of the Funds is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                                         Number of
                                                                                                                         Portfolios
                               Term of                                                                                    in Fund
                             Office and                                                                                   Complex
                              Length of                                                                                   Overseen
Name, (Age), Position(s)        Time               Principal Occupation(s) During Past 5 Years, Trusteeships                by
        With Fund              Served*                              and Other Information                                 Trustee
        ---------              -------                              ---------------------                                 -------
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert B. Catell (67)       2003 to Date     Chairman and Chief Executive Officer of KeySpan Corporation,                    60
Trustee                                      diversified energy, gas and electric company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**
                                             (with the exception of Seligman Cash Management Fund, Inc.); Director or Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas
                                             Liquids, Ltd., The Houston Exploration Company, oil and gas
                                             exploration, development and production companies; Edison Electric
                                             Institute, New York State Energy Research and Development Authority,
                                             Independence Community Bank, Business Council of New York State, Inc.,
                                             New York City Partnership and the Long Island Association, business and civic organizations.

John R. Galvin (74)         1995 to Date     Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts                    61
Trustee                                      University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American Council
                                             on Germany. Formerly, Director, USLIFE Corporation, life insurance and
                                             Raytheon Co., defense and commercial electronics; Governor of the
                                             Center for Creative Leadership. From June 1987 to June 1992, he was
                                             the Supreme Allied Commander, Europe and the Commander-in-Chief,
                                             United States European Command.

Alice S. Ilchman (69)       1991 to Date     President Emerita, Sarah Lawrence College; Director or Trustee of each          61
Trustee                                      of the investment companies of the Seligman Group of Funds**;
                                             Director, Jeannette K. Watson Summer Fellowship, summer internships for college students; Trustee, Save the Children, non-profit child-assistance organization, and the Committee for Economic
                                             Development; Governor, Court of Governors, London School of Economics;
                                             and Director, Public Broadcasting Service (PBS). Formerly, Chairman,
                                             The Rockefeller Foundation, charitable foundation; and Director, New
                                             York Telephone Company.

                                                                                                                         Number of
                                                                                                                         Portfolios
                               Term of                                                                                    in Fund
                             Office and                                                                                   Complex
                              Length of                                                                                   Overseen
Name, (Age), Position(s)        Time               Principal Occupation(s) During Past 5 Years, Trusteeships                by
        With Fund              Served*                              and Other Information                                 Trustee
        ---------              -------                              ---------------------                                 -------
Frank A. McPherson (71)     1995 to Date     Retired Chairman of the Board and Chief Executive Officer of                    61
Trustee                                      Kerr-McGee Corporation, diversified energy and chemical company;
                                             Director or Trustee of each of the investment companies of the
                                             Seligman Group of Funds**; Director, ConocoPhillips, integrated international oil corporation, Integris Health, owner of various hospitals, BOK Financial, bank holding company, Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and
                                             Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and
                                             Oklahoma Foundation for Excellence in Education. Formerly, Director,
                                             Kimberly-Clark Corporation, consumer products and the Federal Reserve
                                             System's Kansas City Reserve Bank.

John E. Merow (74)          1984 to Date     Retired Chairman and Senior Partner, Sullivan & Cromwell LLP, law               61
Trustee                                      firm; Director or Trustee of each of the investment companies of the
                                             Seligman Group of Funds**; Director, Commonwealth Industries, Inc.,
                                             manufacturer of aluminum sheet products; Director Emeritus, the
                                             Municipal Art Society of New York; Executive Committee Member and
                                             Secretary, the U.S. Council for International Business; Trustee, New
                                             York-Presbyterian Hospital; Trustee and Vice Chairman, New
                                             York-Presbyterian Healthcare System, Inc.; and Member of the American
                                             Law Institute and the Council on Foreign Relations.

Betsy S. Michel (61)        1984 to Date     Attorney; Director or Trustee of each of the investment companies of            61
Trustee                                      the Seligman Group of Funds**; Trustee, The Geraldine R. Dodge
                                             Foundation, charitable foundation, and World Learning, Inc., international educational training. Formerly, Chairman of the Board of
                                             Trustees of St. George's School (Newport, RI).

Leroy C. Richie (62)        2000 to Date     Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.,              60
Trustee                                      library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director,
                                             Kerr-McGee Corporation, diversified energy and chemical company, and
                                             Infinity, Inc., oil and gas services and exploration; Director and
                                             Chairman, Highland Park Michigan Economic Development Corp. Formerly,
                                             Trustee, New York University Law Center Foundation; Vice Chairman,
                                             Detroit Medical Center and Detroit Economic Growth Corp.; Chairman and
                                             Chief Executive Officer, Capital Coating Technologies, Inc., applied coating technologies; and Vice President and General Counsel,
                                             Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (71)       1984 to Date     Retired Vice President, Pfizer Inc., pharmaceuticals; Director or               61
Trustee                                      Trustee of each of the investment companies of the Seligman Group of
                                             Funds**. Formerly, Director, USLIFE Corporation, life insurance.

James N. Whitson (69)       1993 to Date     Retired Executive Vice President and Chief Operating Officer, Sammons           61
Trustee                                      Enterprises, Inc., a diversified holding company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**;
                                             and Director, CommScope, Inc., manufacturer of coaxial cable.
                                             Formerly, Director and Consultant, Sammons Enterprises, Inc. and
                                             Director, C-SPAN.

------------------------------------------------------------------------------------------------------------------------------------
                                                INTERESTED TRUSTEES AND PRINCIPAL OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

William C. Morris*** (66)   1988 to Date     Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board            61
Trustee and Chairman of                      and Director or Trustee of each of the investment companies of the
the Board                                    Seligman Group of Funds**; Chairman, Seligman Advisors, Inc., Seligman
                                             Services, Inc., and Carbo Ceramics Inc., manufacturer of ceramic proppants for oil and gas industry; Director, Seligman Data Corp.; and
                                             President and Chief Executive Officer, The Metropolitan Opera
                                             Association. Formerly, Director, Kerr-McGee Corporation, diversified energy and chemical company and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

                                                                                                                         Number of
                                                                                                                         Portfolios
                               Term of                                                                                    in Fund
                             Office and                                                                                   Complex
                              Length of                                                                                   Overseen
Name, (Age), Position(s)        Time               Principal Occupation(s) During Past 5 Years, Trusteeships                by
        With Fund              Served*                              and Other Information                                 Trustee
        ---------              -------                              ---------------------                                 -------
Brian T. Zino*** (51)        Dir.: 1993      Director and President, J. & W. Seligman & Co. Incorporated; Chief              61
Trustee, President and         to Date       Executive Officer, President and Director or Trustee of each of the
Chief Executive Officer      Pres.: 1995     investment companies of the Seligman to Group of Funds**; Director,
                                Date         Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman,
                              CEO.: Nov      Seligman Data Corp.; Member of the Board of Governors of the
                            2002 to Date     Investment Company Institute; and Chairman, ICI Mutual Insurance
                                             Company.

Thomas G. Moles (61)        1998 to Date     Director and Managing Director, J. & W. Seligman & Co. Incorporated;            N/A
Vice President and                           Vice President and Co-Portfolio Manager, Seligman Municipal Fund
Co-Portfolio Manager                         Series, Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman
                                             Pennsylvania Municipal Fund Series; Executive Vice President and
                                             Co-Portfolio Manager, Seligman Quality Municipal Fund, Inc. and
                                             Seligman Select Municipal Fund, Inc., two closed-end investment companies; and Director, Seligman Advisors, Inc. and Seligman
                                             Services, Inc. Formerly, President, Seligman Quality Municipal Fund,
                                             Inc. and Seligman Select Municipal Fund, Inc.

Eileen A. Comerford (45)    2003 to Date     Senior Vice President, Investment Officer, J. & W. Seligman & Co.               N/A
Co-Portfolio Manager                         Incorporated; Co-Portfolio Manager, Seligman Municipal Fund Series,
                                             Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman
                                             Pennsylvania Municipal Fund Series, Vice President and Co-Portfolio
                                             Manager, Seligman Quality Municipal Fund, Inc. and Seligman Select
                                             Municipal Fund, Inc., two closed-end investment companies.

Thomas G. Rose (46)         2000 to Date     Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,            N/A
Vice President                               Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of
                                             each of the investment companies of the Seligman Group of Funds** and of Seligman Services, Inc. and Seligman International, Inc. Formerly,
                                             Treasurer of each of the investment companies of the Seligman Group of
                                             Funds and of Seligman Data Corp.

Lawrence P. Vogel (47)       V.P.: 1992      Senior Vice President and Treasurer, Investment Companies, J. & W.              N/A
Vice President and             to Date       Seligman & Co. Incorporated; Vice President and Treasurer of each of
Treasurer                   Treas.: 2000     the investment companies of the Seligman Group of Funds** and of
                               to Date       Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W.
                                             Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
                                             International, Inc. and Seligman Data Corp.; Vice President, Seligman
                                             Services, Inc.; and Treasurer, Seligman International, Inc. and
                                             Seligman Henderson Co.

Frank J. Nasta (39)         1994 to Date     Managing Director, General Counsel and Corporate Secretary, J. & W.             N/A
Secretary                                    Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**; and Corporate Secretary,
                                             Seligman Advisors, Inc., Seligman Services, Inc., Seligman
                                             International, Inc. and Seligman Data Corp. Formerly, Corporate
                                             Secretary, Seligman Henderson Co. and Senior Vice President, Law and
                                             Regulation Department, J. & W. Seligman & Co. Incorporated.

----------
* Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds currently consists of twenty-three registered investment companies.

*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Funds' shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not "interested" persons of the Funds as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met six times during the year ended September 30, 2003. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of each Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended September 30, 2003. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met three times during the year ended September 30, 2003. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.

Beneficial Ownership of Shares

As of September 30, 2003, the Trustees beneficially owned shares in the Funds and the Seligman Group of Funds as follows:

                                        California High-Yield Fund (1)
                                                                           Aggregate Dollar Range of Shares
                                      Dollar Range of Fund Shares Owned   Owned by Trustee in the Seligman
               Name                               By Trustee                       Group of Funds
               ----                               ----------                       --------------
-----------------------------------------------------------------------------------------------------------
                                            INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------
Robert B. Catell                                     None                         $50,001 - $100,000
John R. Galvin                                       None                         $50,001 - $100,000
Alice S. Ilchman                                     None                           Over $100,000
Frank A. McPherson                                   None                           Over $100,000
John E. Merow                                     $1-$10,000                        Over $100,000
Betsy S. Michel                                      None                           Over $100,000
Leroy C. Richie                                      None                         $10,001 - $50,000
Robert L. Shafer                                     None                           Over $100,000
James N. Whitson                                     None                           Over $100,000
-----------------------------------------------------------------------------------------------------------
                                            INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------
William C. Morris                                    None                           Over $100,000
Brian T. Zino                                        None                           Over $100,000

----------
(1) None of the Trustees beneficially own any shares of the California Quality Fund.

Compensation

                                                                       Pension or           Total Compensation
                                                  Aggregate       Retirement Benefits         from Funds and
       Name and                                 Compensation      Accrued as Part of        Fund Complex Paid
  Position with Funds                          from Funds (1)        Fund Expenses          to Trustees (1)(2)
  -------------------                          --------------        -------------          ------------------
Robert B. Catell, Trustee(3)                       $  444                 N/A                   $  34,413
John R. Galvin, Trustee                             1,486                 N/A                     102,000
Alice S. Ilchman, Trustee                           1,432                 N/A                      99,000
Frank A. McPherson, Trustee                         1,432                 N/A                      99,000
John E. Merow, Trustee                              1,486                 N/A                     102,000
Betsy S. Michel, Trustee                            1,486                 N/A                     102,000
Leroy C. Richie, Trustee                            1,517                 N/A                     102,000
James Q. Riordan, Trustee(4)                          920                 N/A                      58,500
Robert L. Shafer, Trustee                           1,379                 N/A                      94,500
James N. Whitson, Trustee                           1,486(5)              N/A                     102,000(5)


----------
(1)   For the Funds' fiscal year ended September 30, 2003.

(2) At September 30, 2003, The Seligman Group of Funds consisted of twenty-three investment companies.

(3) Mr. Catell became a member of the Board of Trustees effective May 15, 2003.

(4)   Mr. Riordan retired from the Board of Trustees effective March 20, 2003.

(5) Includes deferred compensation from "Aggregate Compensation from the Funds" and "Total Compensation from the Funds and Fund Complex" of $320 and $22,500, respectively.

No compensation is paid by the Funds to Trustees or officers of the Funds who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Series has adopted a deferred compensation plan under which independent trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Funds' financial statements.

Messrs. Merow and Whitson no longer defer their current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Funds in the amounts of $8,665 and $14,150 respectively, as of September 30, 2003.

Each Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Class A shares of the Funds may be issued without a sales charge to present and former trustees (and their family members) of the Funds.

Code of Ethics

Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or investment advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.

               Control Persons and Principal Holders of Securities

Control Persons

As of April 27, 2004, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.

Principal Holders

As of April 27, 2004, the following principal holders owned of record 5% or more of the then outstanding shares of beneficial interest of a Class of shares of the Funds:

                                                                                                 Percentage of
                                                                                                     Total
            Name and Address                                                Fund/Class            Shares Held
            ----------------                                                ----------            -----------
            Citigroup Global House Account, Attn Peter Booth, 7th Floor,    California High          5.68%
            333 West 34th Street, New York, NY 10001                        Yield/A

            Citigroup Global House Account, Attn Peter Booth, 7th Floor,    California               8.03%
            333 West 34th Street, New York, NY 10001                        High-Yield/C

            Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue   California               7.13%
            South, Minneapolis, MN  55402                                   High-Yield/C

            Gough Trust, 1731 Mantelli Drive, Gilroy, CA  95020             California               5.26%
                                                                            High-Yield/C

            Daffern Family Trust, 5135 Kingscross Rd, Westminister, CA      California               5.04%
            92683                                                           High-Yield/C

            MLPF&S FBO Customers, Attn: Fund Administration, 4800 Dear      California              15.22%
            Lake Drive East, Jacksonville, FL  32246                        High-Yield/D

            Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue   California              14.76%
            South, Minneapolis, MN  55402                                   High-Yield/C

            Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue   California              13.93%
            South, Minneapolis, MN  55402                                   High-Yield/D

            Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue   California               9.60%
            South, Minneapolis, MN  55402                                   High-Yield/D

            Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue   California               7.81%
            South, Minneapolis, MN  55402                                   High-Yield/D

            Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue   California               5.37%
            South, Minneapolis, MN  55402                                   High-Yield/D

            Langer Common Property, 11956 Foxboro Dr, Los Angeles, CA       California               5.09%
            90049                                                           High-Yield/D

            Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue   California               6.89%
            South, Minneapolis, MN  55402                                   Quality/A

            MLPF&S FBO Customers, Attn: Fund Administration, 4800 Dear      California               5.14%
            Lake Drive East, Jacksonville, FL  32246                        Quality/A

            Wachovia Securities LLC FBO M&M Limited Partnership, 3142       California               8.64%
            Willow Avenue, Clovis, CA 93612                                 Quality/C

            Wachovia Securities LLC FBO Whitmer Family Trust, Fresno, CA    California               7.62%
            93711                                                           Quality/C

            UBS Financial Services Inc., FBO Customers, 1550 Bryant         California               6.54%
            Street, San Francisco, CA 94103                                 Quality/C

            NFSC FEBO Godwin Family Trust, 559 Montori Ct, Pleasanton,      California               5.30%
            CA  94566                                                       Quality/C

            MLPF&S FBO Customers, Attn: Fund Administration, 4800 Dear      California               29.04%
            Lake Drive East, Jacksonville, FL  32246                        Quality/D

            Pershing LLC, PO Box 2052, Jersey City, NJ 07303                California              16.00%
                                                                            Quality/D

            NFSC FEBO Price Trust, 1001 Genter Street, La Jolla, CA  92037  California              11.63%
                                                                            Quality/D

            UBS Financial Services Inc., FBO Customers, 125 Acacia          California              11.42%
            Circle, Indian Head Park, IL 60525                              Quality/D

            Pershing LLC, PO Box 2052, Jersey City, NJ 07303                California              10.31%
                                                                            Quality/D

            RBC Dain Rauscher FBO Customers, 3492 Cherry Blossom Ln, Lake   California               6.48%
            Elsinore, CA 92530                                              Quality/D

Management Ownership

As of April 27, 2004, Trustees and officers of the High-Yield Fund as a group owned less than 1% of Class A shares of the then outstanding shares of beneficial interest of the Fund. As of the same period, no Trustees and officers of the Fund owned any Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.

As of April 27, 2004, Trustees and officers of the Quality Fund did not own any Class A, Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Trustees, Seligman manages the investment of the assets of the Funds and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Trustees and the initial shareholders of the Funds (the "Management Agreement"). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or the Funds with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Trustees and Chairman of the Funds, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

The Funds pay Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of each Fund's average daily net assets. Seligman voluntarily agreed to waive a portion of its management fees for the fiscal year ended September 30, 2003 to limit the per annum fee of California High-Yield Fund to 0.40%. The following chart indicates the management fees paid by each Fund for the fiscal years ended September 30, 2003, 2002 and 2001.

                                              Fiscal               Management
                                               Year                   Fee
            Fund                               Ended                Paid ($)
            ----                               -----                --------
            High-Yield Fund                   9/30/03               $255,537
                                              9/30/02                282,854
                                              9/30/01                270,775

            Quality Fund                      9/30/03               $374,016
                                              9/30/02                400,239
                                              9/30/01                401,463

For the fiscal years ended September 30, 2003, 2002 and 2001, Seligman waived or reimbursed expenses of the High-Yield Fund in the amounts of $51,109, $56,571, and $134,295, respectively.

The Funds pay all of their expenses other than those assumed by Seligman, including, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Trustees of the Funds not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among the Funds in a manner determined by the Board of Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

Each Fund's Management Agreement was unanimously approved by the Board of Trustees at a Meeting held on October 11, 1988 and was approved by the shareholders of each Fund at a meeting held on December 15, 1988. Each Management Agreement will continue in effect until December 29 of each year if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) if Seligman shall not have notified the Series at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. A Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Each Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

At the November 20, 2003 Board of Trustees meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Trustees conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies and certain indices; (2) the nature and quality of investment services and administrative services rendered by Seligman; (3) payments received by Seligman from all sources involving both the Funds and all other Seligman investment companies;
(4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to the Funds and all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Funds compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which Seligman and its affiliates receive from managing the Funds. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between each Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Trustee) considered relevant in the exercise of its (or such Trustee's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Trustees considered the performance of the Funds as compared to the performance of other comparable investment companies and as compared to appropriate securities indices. Trustees also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Trustees in connection with the November 20, 2003 Board of Trustees meeting, the Board receives detailed information related to performance of the Funds at each Board meeting during the year.

Expenses of the Fund. The Board also considered the management fee rate paid by the Funds to Seligman and the other expenses of the Funds, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for

2002 and 2003 (through September 30) and estimates for full-year 2003. The information considered by the Board of Trustees included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Trustees also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Trustees reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Fall-Out Benefits. The Trustees considered the services provided to the Funds and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees each Fund pays to Seligman Services in respect of shares of the Funds held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Funds and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as trustees or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreements, each dated December 29, 1988, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Funds' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to either of the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise either Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:

                                                                                         Regular Dealer
                                  Sales Charge               Sales Charge                 Reallowance
                                   as a % of                as a % of Net                  as a % of
Amount of Purchase             Offering Price(1)           Amount Invested              Offering Price
------------------             -----------------           ---------------              --------------
Less than  $50,000                    4.75%                     4.99%                          4.25%
$50,000  -  $99,999                   4.00                      4.17                           3.50
$100,000  -  $249,999                 3.50                      3.63                           3.00
$250,000  -  $499,999                 2.50                      2.56                           2.25
$500,000  -  $999,999                 2.00                      2.04                           1.75
$1,000,000  and over                    0                         0                              0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                  Regular Dealer
                            Sales Charge       Sales Charge         Reallowance
                              as a % of        as a % of Net         as a % of
Amount of Purchase        Offering Price(1)   Amount Invested     Offering Price
------------------        -----------------   ---------------     --------------
Less than $100,000              1.00%              1.01%                1.00%
$100,000 - $249,999             0.50               0.50                 0.50
$250,000 - $1,000,000              0                  0                    0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge on Class C shares sold by Level Load Intermediaries (as defined below).

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2003, 2002 and 2001, Seligman Services received commissions in the following amounts:

                                      Commissions Paid to
            Fund                        Seligman Services
            ----                        -----------------
                                  2003        2002        2001
                                  ----        ----        ----
            High-Yield Fund      $  534      $2,105      $8,124
            Quality Fund          3,361       6,398       6,003

Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class C and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Funds' Board of Trustees. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations currently receive from Seligman Advisors a continuing service fee of up to 0.10% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees and may not be increased from 0.10% without approval of the Trustees. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If the 12b-1 Plan is terminated in respect of Class A shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2003, equivalent to 0.10% per annum of the Class A shares' average daily net assets, as follows:

                                               Total
            Fund                            Fees Paid
            ----                            ---------
            High-Yield Fund                  $42,554
            Quality Fund                      67,597

Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2003, equivalent to 1% per annum of the Class C shares' average daily net assets, as follows:

                                               Total
            Fund                             Fees Paid
            ----                             ---------
            High-Yield Fund                  $33,337
            Quality Fund                      52,769

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Funds may exceed the 12b-1 fees paid by the Funds in that year. The 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of each Fund's Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2003, Seligman Advisors incurred $56,427 and $85,560, respectively, of expenses in respect of the High-Yield Fund's and the Quality Fund's Class C shares that were not reimbursed from amounts received from the Funds' 12b-1 Plan. These amounts are equal to 1.62% and 1.48%, respectively, of the net assets of the High-Yield Fund's and the Quality Fund's Class C shares at September 30, 2003.

If the 12b-1 Plan is terminated in respect of Class C shares of each Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to its Class C shares.

Class D

Under the 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to

(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2003, equivalent to 1% per annum of the Class D shares' average daily net assets, as follows:

                                                 Total
                   Fund                        Fees Paid
                   ----                        ---------
                   High-Yield Fund              $50,188
                   Quality Fund                  18,317

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by each Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisers in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 Plan fees received; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2003, there were $111,890 and $125,415, respectively, of unreimbursed expenses incurred in respect of the High-Yield Fund and the Quality Fund under the 12b-1 Plan with respect to Class D shares that were not reimbursed from the Funds' 12b-1 Plan. This amount is equal to 2.32% and 8.29%, respectively, of the net assets of Class D shares of the High-Yield Fund and the Quality Fund at September 30, 2003.

If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.

Payments made by the Funds under the 12b-1 Plan in respect of Class A, Class C and Class D shares for the fiscal year ended September 30, 2003, were spent on the following activities in the following amounts:

                                           Compensation        Compensation
                                                To                  to
                   Fund/Class              Underwriters       Broker/Dealers
                   ----------              ------------       --------------
                   High-Yield Fund/A         $    -0-             $42,554
                   High-Yield Fund/C           3,928               29,409
                   High-Yield Fund/D           1,450               48,738

                   Quality Fund/A            $    -0-             $67,597
                   Quality Fund/C             25,387               27,382
                   Quality Fund/D                821               17,496

The 12b-1 Plan was approved on July 16, 1992 by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Trustees") and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1, 1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Trustees, including a majority of the Qualified Trustees, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Funds be made by such disinterested Trustees. The 12b-1 Plans are reviewed by the Trustees annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to the Funds' 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2003, 2002 and 2001, Seligman Services received distribution and service fees pursuant to the Funds' 12b-1 Plan, as follows:

                                       Distribution and Service Fees
                                                  Paid to
                                             Seligman Services
                                             -----------------
              Fund                   2003           2002          2001
              ----                   ----           ----          ----
              High-Yield Fund       $4,423         $5,007       $4,328
              Quality Fund           3,699          3,349        2,799

Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and trustees of the Funds are also officers and directors of SDC.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Funds may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended September 30, 2003, 2002 and 2001, no brokerage commissions were paid by either of the Funds.

Commissions

For the fiscal years ended September 30, 2003, 2002 and 2001, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Funds' fiscal year ended September 30, 2003, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Series is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Funds being two of them. Each Fund has three classes, designated Class A shares of beneficial interest, Class C shares of beneficial interest, and Class D shares of beneficial interest. Each share of a Fund's Class A, Class C, and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the Multiples Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than its shares of beneficial interest.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Funds may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors; however, this applies only if Seligman Advisors is notified by an investor or authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that a Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with a purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund may use the Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence.

If, with respect to a redemption of any Class A, Class C and Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Funds (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

Generally, portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. However, trading in certain securities such as municipal securities, corporate bonds, US Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined in accordance with procedures approved by the Board of Trustees. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Board of Trustees. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class D shares are sold at NAV(2). Using each Class's NAV at September 30, 2003, the maximum offering price of the Funds' shares is as follows:

                                                                            High-Yield       Quality
                                                                               Fund            Fund
                                                                            ----------       -------
Class A
     Net asset value per share .......................................        $6.59           $6.88
     Maximum sales charge (4.75% of offering price) ..................         0.33            0.34
                                                                              -----           -----
     Offering price to public ........................................        $6.92           $7.22
                                                                              =====           =====

Class C
     Net asset value per share .......................................        $6.60           $6.85
     Maximum sales charge (1.00% of offering price(1)) ...............         0.07            0.07
                                                                              -----           -----
     Offering price to public ........................................        $6.67           $6.92
                                                                              =====           =====

Class D
     Net asset value and offering price per share(2) .................        $6.60           $6.85
                                                                              =====           =====

----------
(1) In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".

(2) Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii), or such other periods as ordered by the SEC for the protection of the Funds' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Funds' responsibility for the prevention of money laundering, you may be required by the Funds, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Funds or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Funds. The Funds, by written notice to you, may suspend payment to you of any proceeds or distributions if the Funds or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Funds, Seligman or their respective service providers.

                             Taxation of the Funds

Federal Income Taxes. Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of (i) at least 90% of its net ordinary income and net short-term capital gains and (ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) a Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gains and losses will be made separately for each Fund.

If, at the end of each quarter of its taxable year, at least 50% of a Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Fund's other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

At September 30, 2003, the Quality Fund had a net capital loss carryforward for federal income tax purposes of $19,034, expiring in 2011, which is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforward.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by a Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined on annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

California Taxes

In the opinion of Sullivan & Cromwell LLP, counsel to the Funds, provided that at the end of each quarter of its taxable year at least 50% of the total assets of the High-Yield Fund or Quality Fund consist of federally tax-exempt obligations of the State of California and its political subdivisions (California Municipal Securities), shareholders of each such Fund who are subject to California State taxation on dividends will not be subject to California personal income taxes on dividends from that Fund attributable to interest received by each such Fund on California Municipal Securities as well as to certain other federally tax-exempt obligations the interest on which is exempt from California personal income taxes. To the extent that the distributions are derived from other income, including long- or short-term capital gains, such distributions will not be exempt from California personal income taxation, and, further to the extent that they constitute long-term capital gain dividends they will be taxed as long-term gain to a shareholder.

Interest on indebtedness incurred or continued to purchase or carry shares of the High-Yield Fund or Quality Fund will not be deductible for California personal income tax purposes if Fund distributions are exempt from California personal income tax.

Prospective investors should be aware that an investment in these Funds may not be suitable for persons who are not residents of the State of California or who do not receive income subject to income taxes of the State.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds' shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Funds for the fiscal years ended September 30, 2003, 2002 and 2001, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:

                                                      2003
                                                      ----

                                    Total Sales Charges Paid by     Amount of Class A and Class C
                                   Shareholders On Class A and       Sales Charges Retained by
            Fund                          Class C Shares                 Seligman Advisors
            ----                          --------------                 -----------------
            High-Yield Fund                   $25,709                        $2,679
            Quality Fund                       79,302                         8,394

                                                      2002
                                                      ----

                                   Total Sales Charges Paid by     Amount of Class A and Class C
                                   Shareholders On Class A and       Sales Charges Retained by
            Fund                          Class C Shares                 Seligman Advisors
            ----                          --------------                 -----------------
            High-Yield Fund                  $ 47,440                       $ 4,974
            Quality Fund                      107,841                        10,700

                                                      2001
                                                      ----

                                   Total Sales Charges Paid by     Amount of Class A and Class C
                                   Shareholders On Class A and       Sales Charges Retained by
            Fund                          Class C Shares                 Seligman Advisors
            ----                          --------------                 -----------------
            High-Yield Fund                  $ 83,807                       $ 8,901
            Quality Fund                      106,629                        12,096

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended September 30, 2003:

                                                        Compensation on
                               Net Underwriting          Redemptions and
                                 Discounts and             Repurchases
                                  Commissions           (CDSC on Class A,
                             (Class A and Class C     Class C and Class D        Brokerage          Other
     Fund                   Sales Charges Retained)     Shares Retained)       Commissions     Compensation(1)
     ----                   -----------------------     ----------------       -----------     ---------------
      High-Yield Fund                $2,679                  $  -0-                $-0-           $ 5,378
      Quality Fund                    8,394                  6,423                  -0-            26,208

      ----------
      (1) This amount reflects service fees paid by the Funds to Seligman Advisors in respect of Class C and Class D shares under each Fund's Rule 12b-1 Plan. The arrangements pursuant to which such service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid on time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectuses.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                         Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period.

With respect to the High-Yield Fund, Seligman is voluntarily waiving 0.10% per annum of its investment management fee. Seligman may discontinue its fee waiver at any time. Absent such fee waiver, the Fund's returns would have been lower.

Historical Investment Results

Class A

The annualized yields for the 30-day period ended September 30, 2003 for the Class A shares of the High-Yield Fund and the Quality Fund were 3.80% and 3.13%, respectively. The annualized yield was computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2003, which was the last day of this period. The average number of Class A shares of the High-Yield Fund and the Quality Fund was 5,906,094 and 8,944,979, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yields for the Class A shares of the High-Yield Fund and the Quality Fund for the 30-day period ended September 30, 2003 were 6.44% and 5.30%, respectively. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus 41.05% (which assumes the maximum combined federal and state income tax rate for individual taxpayers that are subject to California's personal income taxes). Then the small portion of the yield attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares' yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2003 for the Class A shares of the High-Yield Fund were (2.44)%, 3.57% and 5.04%, respectively. The average annual total returns for the one-, five- and ten-year periods ended September 30, 2003 for the Quality Fund were (3.19)%3.63% and 4.69%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of each Fund, the entire amounts were redeemed.

The cumulative total returns for Class A shares of the High-Yield Fund and Quality Fund for the ten-year period ended September 30, 2003 were 63.48% and 58.14%, respectively. Thus, a $1,000 investment in Class A shares of the High-Yield and Quality Funds made on September 30, 1993 had a value on September 30, 2003 of $1,635 and $1,581, respectively.

Class C

The annualized yields for the 30-day period ended September 30, 2003 for the Class C shares of the High-Yield Fund and the Quality Fund were 3.06% and 2.38%, respectively. The annualized yields were computed as discussed above for Class A shares. The average number of Class C shares of the High-Yield Fund and the Quality Fund were 527,798 and 857,854, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the Class C shares of the High-Yield Fund and the Quality Fund for the 30-day period ended September 30, 2003 were 5.18% and 4.03%, respectively. The tax equivalent annualized yields were computed as discussed above for Class A shares.

The average annual total returns for the Class C shares of the High-Yield Fund and the Quality Fund for the one-year period ended September 30, 2003 were (0.45)% and (1.24)% respectively, and the period from May 27, 1999 (inception) through September 30, 2003 were 3.96% and 4.18%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of each Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception of each Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for Class C shares of the High-Yield Fund and Quality Fund for the period from May 27, 1999 (inception) through September 30, 2003 were 18.41% and 19.51%, respectively. Thus, a $1,000 investment in Class C shares of the High-Yield Fund and Quality Fund made on May 27, 1999 (inception) had a value on September 30, 2003 of $1,184 and $1,195, respectively.

Class D

The annualized yields for the 30-day period ended September 30, 2003 of the Class D shares of the High-Yield Fund and the Quality Fund were 3.10% and 2.41%, respectively. The annualized yields were computed as discussed above for Class A shares. The average number of Class D shares of the High-Yield Fund and the Quality Fund was 737,303 and 230,312, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2003 for the Class D shares of the High-Yield Fund and the Quality Fund were 5.25% and 4.08%, respectively. The tax equivalent annualized yields were computed as discussed above for Class A shares.

The average annual total returns for the Class D shares of the High-Yield Fund and the Quality Fund for the one- and five-year periods ended September 30, 2003 were: 0.58% and 3.68% and (0.26)% and 3.70%, respectively, and the period from February 1, 1994 (inception) through September 30, 2003 for the High-Yield Fund and the Quality Fund were: 4.56 and 4.23%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and assuming that all of the dividends and capital gain distributions paid by each Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of each Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for Class D shares of the High-Yield Fund and Quality Fund for the period from February 1, 1994 (inception) through September 30, 2003 were 53.87% and 49.22%, respectively. Thus, a $1,000 investment in Class D shares of the High-Yield Fund and Quality Fund made on February 1, 1994 (inception) had a value on September 30, 2003 of $1,539 and $1,492, respectively.

The cumulative total returns for each Class of shares of the Funds shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

Seligman, at its discretion, waived or reimbursed certain expenses of the High-Yield Fund during some of the periods shown above. Without these reimbursements, yields and total returns would have been lower and the annualized yields for the 30-day period ended September 30, 2003 would be as follows:

Annualized Yield
Class A:          3.70%
Class C:          2.96%
Class D:          3.00%

Tax Equivalent Annualized Yield
Class A:          6.27%
Class C:          5.02%
Class D:          5.08%

Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of each Fund's Class A, Class C, and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

Each Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for each Fund (vi) descriptions or comparisons of various savings and investment products, which may not include a Fund and (vii) comparisons of investment products (including a Fund) with relevant market or industry indices or appropriate benchmarks. Each Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, each Fund's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, US Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of US Treasury obligations, backed by the full faith and credit of the US Treasury.

Each Fund's Promotional Material may make reference to a Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of a Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of a Fund and the returns of the market, adjusted for volatility.

Each Fund may also refer in its Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements

The Annual Report to Shareholders of the Series for the fiscal year ended September 30, 2003, contains a portfolio of the investments of the Funds as of September 30, 2003, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

                               General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.

Independent Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE (MOODY'S)
MUNICIPAL BONDS

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

MUNICIPAL NOTES

Moody's ratings for Municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES (S&P)
Municipal Bonds

AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

MUNICIPAL NOTES

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                      RISK FACTORS REGARDING INVESTMENTS IN
                         CALIFORNIA MUNICIPAL SECURITIES

The following information is a summary of special factors affecting investments in California Municipal Securities. It does not purport to be a complete description and contains the information set forth in "Appendix A" to the Official Statement issued by the State of California (the "State") for its public bond issue on October 29, 2003. For a copy of the complete Official Statement, you may call the California State Treasurer's Office at (800) 900-3873, and for a list of available Official Statements, you may visit www.treasurer.ca.gov/bonds/os.htm. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

   THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF CALIFORNIA. THE STATE OF CALIFORNIA HAS NOT APPROVED OR DISAPPROVED OF THESE
 SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS
          STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

Introduction to Appendix A

Importance of Appendix A. Appendix A is the part of the Official Statement that provides investors with information concerning the State of California. Investors must read the entire Official Statement, including Appendix A, to obtain information essential to making an informed investment decision.

Election of New Governor. Uncertified results from a special election held on October 7, 2003 indicate that the Governor of the State, Gray Davis, has been recalled and that he will be replaced as Governor by Arnold Schwarzenegger. The Secretary of State of the State has until November 15, 2003 to certify the results of the recall election. The new Governor would not take office until the election results are certified. The Governor-elect is in the process of assembling his staff and evaluating the State's financial condition. As a result of his evaluation, he may propose mid-year legislation or take executive actions which could affect the State's receipts, disbursements and proposed borrowings during the current fiscal year.

California's Financial Situation. In May 2003, Governor Gray Davis stated that the State faced an estimated two-year budget shortfall of $38.2 billion. The recently enacted 2003 Budget Act (as defined herein) addressed the shortfall through, among other proposals, the issuance of approximately $10.7 billion of fiscal recovery bonds which are presently being challenged in court, and $1.9 billion of pension obligation bonds, which a trial court has declined to validate. See "LITIGATION--Bond- Related Matters."

Although the 2003 Budget Act is balanced, the Legislative Analyst's Office projects that the State would face an estimated $7.9 billion deficit in fiscal year 2004-05, which will have to be addressed by future legislation or other budget solutions. The ability of the State to meet its current obligations (including its obligations pursuant to various cash flow borrowings becoming due in fiscal year 2003-04 as described herein under "CASH FLOW--2003 Revenue Anticipation Warrants and "--Fiscal Year 2003-04 Revenue Anticipation Notes") depends in large part on its ability to implement the borrowings contemplated by the 2003 Budget Act. The State can make no assurances that such borrowings will not be delayed or cancelled as a result of litigation or other reasons. See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES" and "CASH FLOW."

The credit rating agencies have considered California's financial situation. In December 2002, Fitch downgraded the State's general obligation credit rating to "A." In July 2003, Standard & Poor's downgraded the State's general obligation credit rating to "BBB" and in August 2003, Moody's Investors Services downgraded such rating to "A3." In January 2001, these ratings were "AA," "AA" and "Aa2," respectively. See also "RATINGS" in the first part of this Official Statement.

California's Credit History. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

Overview of Appendix A. Appendix A begins with a description of recent developments regarding the State's economy and finances and then discusses the types of debt instruments that the State has issued and is authorized to issue in the future. See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES" and "STATE INDEBTEDNESS AND OTHER OBLIGATIONS." A discussion of the State's current and projected cash flow is contained under "CASH FLOW."

Apppendix A continues with a discussion of the sources and uses of State funds. See "STATE FINANCES." The budget process and constraints on this process, as well as the current budget and the economic assumptions underlying the revenue projections contained in the current budget, are discussed under "THE BUDGET PROCESS" and "CURRENT STATE BUDGET."

Then, Appendix A incorporates by reference the Audited Annual Financial Statements of the State for the Year Ended June 30, 2002, together with certain information required by governmental accounting and financial reporting standards to be included in the Financial Statements, including a "Management's Discussion and Analysis" that describes and analyzes the financial position of the State and provides an overview of the State's activities for the fiscal year ended June 30, 2002. The State Controller's unaudited reports of cash receipts and disbursements for the period July 1, 2002 through September 30, 2003 are included as Exhibits 1 and 2 to this Appendix A. See "FINANCIAL STATEMENTS."

Governance, management and employee information is set forth under "OVERVIEW OF STATE GOVERNMENT." Demographic and economic statistical information is included under "ECONOMY AND POPULATION."

Appendix A concludes with a description of material litigation involving the State (see "LITIGATION") and debt tables (see "STATE DEBT TABLES").

Recent Developments regarding State Economy and Finances. In recent years the State has experienced a decline in State revenues attributable in large part to declines in personal income tax receipts including particularly stock market related income tax revenues, such as capital gains realizations and stock option income. The State estimates that stock market related personal income tax revenue declined from $17.9 billion in fiscal year 2000-01 to $6.1 billion in fiscal year 2001-02, and to $5.0 billion in 2002-03, a total 72% decline. The State's economy continued to grow slowly through August of 2003. Slow growth is projected for the balance of 2003, and moderate growth is projected in 2004, generally tracking the national economy.

In the budget for fiscal year 2002-03 (July 1, 2002 to June 30, 2003), Governor Davis and the Legislature addressed the continuing decline in tax revenues, primarily with a combination of expenditure reductions and one-time actions, such as bond and asset sales, expenditure deferrals and interfund transfers and loans. See "PRIOR FISCAL YEARS' BUDGETS--2002 Budget Act."

The 2003-04 Governor's Budget, as proposed by Governor Davis on January 10, 2003, projected a shortfall or "gap" on a budgetary basis of $34.6 billion over the combined 2002-03 and 2003-04 fiscal years absent corrective action. The 2003-04 Governor's Budget (incorporating requests made in December 2002) called for budget actions totaling over $10.2 billion early in calendar year 2003 in order to achieve maximum savings. In March and April 2003, the Legislature passed revised budget adjustment legislation totaling about $10.4 billion in spending reductions, deferrals and fund transfers (including $5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04).

The May Revision to the 2003-04 Governor's Budget, released on May 14, 2003 (the "May Revision"), projected that while some corrective action was taken in March and April 2003, the precorrective action budget gap had increased to about $38.2 billion, primarily due to the cancellation of the sale of tobacco securitization bonds (which bonds have now been issued), lost opportunities for savings with the passage of time, and increased caseload in certain health and correctional programs. The budget proposals contained in the May Revision were significantly changed from the original Governor's Budget, and Governor Davis proposed to address the budget challenge in three phases: (1) eliminate an estimated $10.675 billion budget deficit accumulated through June 30, 2003, by issuing fiscal recovery bonds to be repaid from a temporary one-half cent increase in the State sales tax, (2) balance the fiscal year 2003-04 budget with a combination of expenditure cuts (some already approved by the Legislature in March and April of 2003), fund transfers and loans, and transfer ("realignment") of certain health and social services programs from the State to counties, and (3) pursue legislative action during the balance of the 2003 legislative session to enact structural reforms that would eliminate an estimated $7.9 billion structural deficit for the 2004-05 fiscal year. See "CURRENT STATE BUDGET--Background."

The annual Budget Act for fiscal year 2003-04 (the "2003 Budget Act"), adopted by the Legislature on July 29, 2003 and signed by Governor Davis on August 2, 2003, largely reflects the budget proposals contained in the May

Revision. Realization of the 2003 Budget Act proposals is dependent upon numerous assumptions and contingencies more fully described herein, including, among others, the successful resolution of pending litigation relating to the issuance of pension obligation bonds and pending litigation relating to the issuance of fiscal recovery bonds (expected to generate approximately $10.7 billion of proceeds). A State trial court has declined to validate the pension obligation bonds and the State has appealed this decision. See "STATE INDEBTEDNESS--Pension Obligation Bonds," "-- Fiscal Recovery Bonds" and "LITIGATION--Bond-Related Matters."

As reflected in the May Revision, further legislative action will be required to address the remaining funding gap in fiscal year 2004-05. The Legislative Analyst's Office estimated the amount to be $7.9 billion. This "structural deficit" reflects in part the use of one-time revenue enhancements, cost reductions and fund transfers in fiscal years 2002-03 and 2003-04 that will be unavailable in fiscal year 2004-05 as well as customary expenditure growth due to, among other things, enrollment, caseload, and population growth. See "CURRENT STATE BUDGET--2003 Budget Act--Continuing Structural Deficit."

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings." In fiscal year 2002-03, the State retired $7.5 billion of revenue anticipation warrants issued near the end of the preceding fiscal year and issued $12.5 billion of revenue anticipation notes maturing in June 2003. Due to the budget shortfalls described above, the State Controller issued $10.965 billion of revenue anticipation warrants on June 18, 2003. This borrowing provided cash resources necessary to pay the State's obligations in June 2003 (including the maturing $12.5 billion of revenue anticipation notes) and in the first few months of fiscal year 2003-04. To provide further assurance for the repayment of the revenue anticipation warrants, which mature on June 16, 2004, the State entered into agreements with seven financial institutions which committed (subject to the conditions set forth in the agreements, including the State's inability to refund the revenue anticipation warrants) to purchase the revenue anticipation warrants upon their maturity. If the State is required to draw under the agreements, numerous adverse consequences affecting the State's financial condition might occur, as further described herein. See "CASH FLOW--2003 Revenue Anticipation Warrants." The State issued $3.0 billion of revenue anticipation notes on October 28, 2003. To provide further assurance for the payment of the revenue anticipation notes, which mature on June 23, 2004, the State entered into an agreement with certain financial institutions to provide letters of credit to pay principal and interest with respect to certain of such notes when due. If the State is required to draw under such letters of credit, or is otherwise unable to pay principal and interest on the notes at maturity, numerous adverse consequences affecting the State's financial condition might occur, as further described herein. See "CASH FLOW--Fiscal Year 2003-04 Revenue Anticipation Notes."

Since the 2003 Budget Act, the Controller has released actual results of receipts and disbursements for the months of August and September. Cash and unused borrowable resources through the end of September 2003 were $1.1 billion above the projections done in connection with the 2003 Budget Act. No assurance can be given by the State that available cash and unused borrowable resources will continue to be above projections.

In fiscal year 2002-03 the State paid $8.161 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund. In fiscal year 2003-04 the State expects to pay $8.203 billion in benefits from the UI Fund. The UI Fund (which is not part of the General Fund) is projected to have a $1.2 billion deficit by the end of calendar year 2004 notwithstanding the automatic unemployment insurance tax rate increase that takes effect January 1, 2004. The State may address this issue with one or more of the following options: (1) obtain a loan from the federal government, (2) rollback unemployment benefits and/or (3) increase unemployment insurance taxes which are the sole source of funds for the UI Fund. There is no reason to believe that one or all of these options will not be available to the State. The loan from the federal government would provide cash flow relief so that unemployment benefits can continue to be paid. The federal loan would eventually be repaid from increased UI tax revenue or the available resources resulting from decreased benefits. Interest payments on the loan would be paid by the EDD Contingent Fund and not the General Fund. The new Administration and the Legislature will have to determine how to resolve the cash flow imbalance in the UI Fund for the long-term. This issue is expected to be addressed in the upcoming session of the Legislature.

State Indebtedness and Other Obligations

General. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

Capital Facilities Financing

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. See "STATE FINANCES--State Expenditures." Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of October 1, 2003, the State had outstanding $30,103,927,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $24,021,001,000 of long-term general obligation bonds. This latter figure consists of $13,628,542,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $10,392,459,000 of other authorized but unissued general obligation bonds. See the table "Authorized and Outstanding General Obligation Bonds" under "STATE DEBT TABLES." See introduction to "STATE DEBT TABLES" for information as to bonds issued or expected to be issued after October 1, 2003.

General obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State issued $1.4 billion of variable rate general obligation bonds, representing 4.7% of the State's total outstanding general obligation bonds as of October 1, 2003. The Legislature has approved approximately $22 billion of potential bond authorizations to be placed on the ballot in March of 2004, including the Kindergarten-University Public Education Facilities Bond Act of 2004 and the Safe, Reliable High-Speed Passenger Train Bond Act of the 21st Century. Additional bond proposals may also be added in 2004.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. The State's commercial paper credit facility expired in August 2003. The State is currently negotiating a new credit facility. See "STATE DEBT TABLES."

Lease-Purchase Obligations. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the State Constitutional provisions that require voter approval. For purposes of this section of the Official Statement and the tables under "STATE DEBT TABLES," "lease-purchase obligation" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. See "STATE FINANCES--Sources of Tax Revenue--Special Fund Revenues." The tables under "STATE DEBT TABLES" do not include equipment leases or leases which were not sold, directly or indirectly, to the public capital markets. The State had $6,620,144,071 General Fund-supported lease-purchase obligations outstanding as of October 1, 2003. The State Public Works Board, which is authorized to sell lease revenue bonds, had $4,781,492,000 authorized and unissued as of October 1, 2003. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases. See introduction to "STATE DEBT TABLES" for information as to bonds issued or expected to be issued after October 1, 2003.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase obligations). State agencies and authorities had $42,558,532,631 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2002, as further described in the table "State Agency Revenue Bonds and Conduit Financing" under "STATE DEBT TABLES." Detailed information regarding the State's long-term debt appears in the section "STATE DEBT TABLES."

Pension Obligation Bonds. Pursuant to the California Pension Obligation Financing Act, Government Code Section 16910 et seq. (the "Pension Bond Act"), the State proposed to issue $1.9 billion of pension obligation bonds to make fiscal year 2003-04 contributions to the California Public Employees' Retirement System ("CalPERS"). The payment of debt service on the pension obligation bonds will be payable from the General Fund subject to the priorities specified in the Pension Bond Act. The State would make an interest-only payment on the pension obligation bonds in fiscal year 2003-04 and principal and interest payments in each fiscal year from 2004-05 through 2008-09. The proposed pension obligation bonds are the subject of a validation action brought by the Pension Obligation Bond Committee for and on behalf of the State. In that validation action, the Pension Obligation Bond Committee seeks to obtain the court's determination that the pension obligation bonds will not be in violation of the Constitutional debt limit because the proceeds of the pension obligation bonds will be used to pay the State's employer obligation to CalPERS, which is an "obligation imposed by law." On October 2, 2003, the trial court issued a judgment denying the State's request that the bonds be validated. The State has filed a petition for writ of mandate in the California Supreme Court and has requested the court's expedited consideration of the petition. Pension obligation bonds were not issued in time to make the October 1, 2003 quarterly pension contributions. The next quarterly contribution in the estimated amount of $553 million is due on January 2, 2004. The size of any future bond issue to fund the 2003-04 contributions to CalPERS will be reduced in the event this litigation causes further delay in the issuance of the pension obligation bonds. See "LITIGATION--Bond-Related Matters."

Fiscal Recovery Bonds. The State proposes to issue approximately $10.7 billion of fiscal recovery bonds in February and April 2004. The California Fiscal Recovery Financing Act (Government Code Section 99000 et seq.), was adopted pursuant to Chapter 13, First Extraordinary Session, Statutes of 2003. The California Fiscal Recovery Financing Act authorizes the issuance of fiscal recovery bonds, proceeds of which would be deposited in the General Fund, to eliminate the estimated $10.675 billion accumulated budget deficit through June 30, 2003. This is the largest and most critical component of the 2003 Budget Act. The State plans to issue the fiscal recovery bonds in February and April of 2004. However, the issuance of the fiscal recovery bonds is the subject of current litigation, as described below.

The fiscal recovery bonds will be issued by a Fiscal Recovery Finance Authority, and will be paid from future annual appropriations by the Legislature, if any, from the Fiscal Recovery Fund. The Fiscal Recovery Financing Act establishes the Fiscal Recovery Fund outside of the General Fund. The Legislature has enacted a temporary one-half cent State sales tax beginning July 1, 2004, the revenues of which will be deposited and held in the Fiscal Recovery Fund, available for the Legislature's future appropriations, if any, to pay debt service on the fiscal recovery bonds. See "STATE FINANCES-- Sources of Tax Revenue--Sales Tax."

Payment of debt service on the fiscal recovery bonds will be subject to future annual appropriation by the Legislature. A legal advocacy institution has filed a lawsuit challenging the proposed issuance of the fiscal recovery bonds alleging that the issuance of such fiscal recovery bonds violates the constitution's debt-limit provisions. See "LITIGATION--Bond-Related Matters." Prior to the filing of that lawsuit, the Attorney General concluded that fiscal recovery bonds issued pursuant to the terms of the Fiscal Recovery Bond Act would not be debt prohibited by the Constitutional debt limit.

Enhanced Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the manufacturers agreed to make payments to the State in perpetuity. See "STATE FINANCES--Tobacco Settlement Litigation." Chapter 414, Statutes of 2002, as amended, allows the issuance of revenue bonds secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57% of the State's tobacco settlement revenues from July 1, 2003, onward, producing $2.5 billion in proceeds was completed in January 2003.

A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. Chapter 414, Statutes of 2002, as amended, requires the Governor to request an appropriation in the annual budget act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The 2003 Budget Act authorizes the Director of Finance to make allocations with legislative notification if tobacco settlement revenues are insufficient to cover the cost of the tobacco securitization program. The Legislature is not obligated to make any such requested appropriation in the future.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("Notes" or "RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. See "STATE FINANCES--State Warrants." RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher learning (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of (whether at stated maturity or upon earlier redemption) and interest on general obligation bonds of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom, and (iv) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction in a final and nonappealable judgment to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately. Priority Payments also includes payments of principal and interest on registered warrants issued to make Priority Payments. See "State Finances" below.

The following table shows the amount of RANs and RAWs issued in the past five fiscal years and in the current fiscal year.

                                    TABLE 1

 State of California Revenue Anticipation Notes and Warrants Issued for Fiscal
                            Years 1998-99 to 2003-04

                                                  Principal Amount
   Fiscal Year               Type                    (Billions)            Date of Issue          Maturity Date
   -----------    -------------------------       ----------------     --------------------     -----------------
   1998-99        Notes                                 1.70           October 1, 1998          June 30, 1999
   1999-00        Notes Series A-B                      1.00           October 1, 1999          June 30, 2000
   2000-01        No Notes issued
   2001-02        Notes Series A-C                      5.70           October 4, 2001          June 28, 2002
                  RAWs Series A                         1.50           June 24, 2002            October 25, 2002
                  RAWs Series B                         3.00           June 24, 2002            November 27, 2002
                  RAWs Series C                         3.00           June 24, 2002            January 30, 2003+
   2002-03        Notes Series A and C                  6.00           October 16, 2002         June 20, 2003
                  Notes Series B and D                  3.00           October 16, 2002         June 27, 2003
                  Notes Series E - G                    3.50           November 6, 2002         June 20, 2003
                  RAWs Series A and B                  10.965          June 18, 2003            June 16, 2004
   2003-04        Notes                                 3.00           October 28, 2003         June 23, 2004

----------
+     Called by the Controller and paid on November 27, 2002.

Source: State of California, Office of the Treasurer.

Cash Flow

2002-03 Fiscal Year. The State issued a total of $12.5 billion of 2002-03 RANs ("2002 RANs") in October 2002 and November 2002 to partially fund its cash flow needs in fiscal year 2002-03, including repayment of the 2002 RAWs issued in June 2002. The State Controller issued $10.965 billion of RAWs on June 18, 2003, to provide enough additional cash to pay the maturing 2002 RANs and to pay other State obligations in June 2003 and in the first months of the 2003-04 fiscal year. See "2003 Revenue Anticipation Warrants."

2003 Revenue Anticipation Warrants. As noted above, the Controller issued, on June 18, 2003, $10.965 billion of 2003 Revenue Anticipation Warrants (the "2003 Warrants"). The 2003 Warrants will all mature on June 16, 2004. At the time of issuance, cash flows prepared by the Department of Finance, based upon the 2003 Budget Act, projected that there would be sufficient available moneys in the General Fund (including from internal borrowing) to repay the 2003 Warrants at maturity. This projection assumed, among other assumptions, the receipt by the State during the year of $2.0 billion tobacco securitization bond proceeds, $10.675 billion of fiscal recovery bond proceeds, and $1.355 billion of pension obligation bond proceeds. The State received $2.264 billion of tobacco securitization bond proceeds in September 2003. The fiscal recovery bonds and the pension obligation bonds are the subject of litigation as described herein. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds" and "LITIGATION--Bond-Related Matters." The payment of principal of and interest on the 2003 Warrants is subject to the prior application of moneys in the General Fund to pay Priority Payments. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings" for a definition of Priority Payments.

If it appears to the Controller that there will be insufficient available money in the General Fund to pay the 2003 Warrants at maturity, the Controller has agreed to use his best efforts to offer for sale at competitive bid and issue refunding warrants to pay the 2003 Warrants in full. See "STATE FINANCES--State Warrants--Refunding Warrants." While no assurance can be given that the State would be able to sell refunding warrants, the State has always been able to borrow funds to meet its cash flow needs in the past and expects to take all steps necessary to continue to have access to the short-term and long-term credit markets.

If the Controller were unable to issue refunding warrants in sufficient amounts, the State may decide to borrow under seven Forward Warrant Purchase Agreements into which the State has entered with seven financial institutions ("Participants"), on a several and not joint basis (the "Forward Purchase Agreements"), that will enable the State to borrow up to $11.2 billion to obtain additional cash resources to pay the principal of and interest on the 2003 Warrants on their maturity date. The Forward Purchase Agreements do not constitute a guaranty of the 2003 Warrants and contain certain conditions which must be met in order for the State to obtain advances of funds from the Participants. The conditions to be satisfied on June 16, 2004, include the condition that no event of default under the Forward Purchase Agreements shall have occurred. It is an event of default under the Forward Purchase Agreements if the State fails to pay when due, or otherwise defaults on, any general obligation bond or any short-term debt, or the validity of any general obligation bond or any short-term debt is contested by the State in a judicial or administrative proceeding. Events of default under the Forward Purchase Agreements also include a judgment that any 2003 Warrants issuable to the Participants is illegal or unenforceable or that any representation or warranty of the State in the Forward Purchase Agreements proved to have been untrue in any material respect when made on June 18, 2003.

If the State draws upon the Forward Purchase Agreements, it will deliver to the Participants registered warrants due immediately and without a maturity date. Repayment by the State of the registered warrants issued to Participants is subordinate in rank of the use of available cash resources on any day to payment of Priority Payments (defined above) and to rental payments to support lease revenue bonds and principal of and interest on pension obligation bonds. However, the issuance of such registered warrants will severely restrict the State's cash management flexibility. See "STATE FINANCES--State Warrants--Registered Warrants" for a description of the nature of registered warrants and the method by which they are repaid, as it relates to other obligations of the State.

The Forward Purchase Agreements contain a number of covenants on the part of the State relating to cash flow management and cash flow borrowing. One covenant requires the State to maximize internal borrowing from special funds prior to borrowing under the Forward Purchase Agreements. See "STATE FINANCES--Inter-Fund Borrowings." Other covenants prohibit the State from issuing any warrants or revenue anticipation notes having a maturity date prior to seven days after the maturity date of the 2003 Warrants.

Fiscal Year 2003-04 Revenue Anticipation Notes. The State issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"). The 2003-04 RANs will mature on June 23, 2004. As a condition to such issuance, the Department of Finance of the State estimated that there will be sufficient cash and unused borrowable resources available for use by the General Fund to pay principal of and interest on the 2003-04 RANs when due. Just as in the case of the 2003 Warrants, such estimate assumed, among other things, receipt by the State of $10.675 billion of fiscal recovery bond proceeds and $1.355 billion of pension obligation bond proceeds, both of which bond issuances are the subject of litigation. See "LITIGATION--Bond-Related Matters."

If it appears that there will be insufficient available money in the General Fund to pay the principal of and interest on the 2003-04 RANs at maturity, the State has covenanted to use its best efforts to issue registered reimbursement warrants or other obligations, as was done in June 2003, to assure additional cash resources for the General Fund. While no assurance can be given that the State would be able to sell registered reimbursement warrants or other obligations, the State has always been able to borrow funds to meet its cash flow needs in the past and expects to take all steps necessary to continue to have access to the short-term and long-term credit markets. See "STATE FINANCES--State Warrants-- Reimbursement Warrants."

Repayment of principal of and interest on $1.835 billion of the 2003-04 RANs is required to be paid from draws under letters of credit (the "Letters of Credit") issued by various financial institutions ("Credit Banks"). The remaining $1.165 billion of 2003-04 RANs ("Unenhanced 2003-04 RANs") were issued directly to various financial institutions (the "Parity Note Purchasers").

If the State is unable to repay the draws upon the Letters of Credit or pay the Unenhanced 2003-04 RANs at maturity, it will deliver registered warrants, due immediately and without a maturity date, to the Credit Banks and the Parity Note Purchasers, as applicable. Repayment by the State of any registered warrants issued to Credit Banks and the Parity Note Purchasers is subordinate in rank of the use of available cash resources on any day to payment of Priority Payments (defined above), to rental payments to support lease revenue bonds and principal of and interest on pension obligation bonds and to registered warrants issued to Participants as described above under "2003 Revenue Anticipation Warrants." However, the issuance of such registered warrants will severely restrict the State's cash management flexibility. See "STATE FINANCES--State Warrants--Registered Warrants" for a description of the nature of registered warrants and the method by which they are repaid, as it relates to other obligations of the State.

State Finances

The General Fund. The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. For additional financial data relating to the General Fund, see the financial statements incorporated in or attached to this APPENDIX A. See "FINANCIAL STATEMENTS." The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor (including the annual budget act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

The legislation creating the SFEU (Government Code Section 16418) contains a continuous appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the State's Legislative Analyst's Office and the Department of Finance. For a further description of Article XIII B, see "State Appropriations Limit." In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.

For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

See the caption "CURRENT STATE BUDGET" for information concerning the recent balances in the SFEU and projections of the balances for the current and upcoming fiscal years. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors, including re-estimates of revenues and expenditures, existing statutory requirements, existing contractual requirements with respect to the 2003 Warrants and additional legislation introduced and passed by the Legislature may impact the fiscal year-end balance in the SFEU.

Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (the "PMIB," comprised of the State Director of Finance, the State Treasurer and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in special funds to the General Fund from such special funds, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made from a special fund which will interfere with the objective for which such special fund was created, or from certain specific funds. When moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed ten percent of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary (Legal Basis) annual report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account. See also, "CASH FLOW--2003 Revenue Anticipation Warrants" for a description of certain covenants of the State relating to internal borrowings.

As of September 30, 2003, $2.5 billion of outstanding loans from the SFEU and $0.3 billion of outstanding loans from other special funds were used to pay expenditures of the General Fund. See "STATE FINANCES--State Warrants," "Exhibit 1--State Controller's Statement of General Fund Cash Receipts and Disbursements, July 1, 2002 through June 30, 2003 (Unaudited)" and "Exhibit 2--State Controller's Statement of General Fund Cash Receipts and Disbursements, July 1, 2003 through September 30, 2003 (Unaudited)." In addition, as of this date, the State had $10.965 billion of RAWs maturing in mid-June 2004. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

Any determination of whether a proposed borrowing from one of the special funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing. The Attorney General of the State has identified certain criteria relevant to such a determination. For instance, amounts in the special funds eligible for inter-fund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the special funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education and the payment of debt service on general obligation bonds of the State.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts any time after the annual repayment is made, the proposition does not have any adverse impact on the State's cash flow.

In addition to temporary inter-fund borrowings described in this section, some of the budget solutions in the 2003-04 and other recent fiscal years have included other transfers and long-term loans from special funds to the General Fund, specified in legislation. In some cases, such loans and transfers have the effect of reducing internal borrowable resources. See "CURRENT STATE BUDGET--2003 Budget Act--Other Revenues" for a description of such transfers and "CURRENT STATE BUDGET-- 2003 Budget Act--Loans/Borrowings" for a description of such loans.

The following chart shows internal borrowable resources available for temporary loans to the General Fund on June 30 of each of the fiscal years 1999-00 through 2002-03 and estimates, as of August 21, 2003, for 2003-04. The estimates for 2003-04 do not reflect the actual receipts and disbursements through September 2003.

                                     TABLE 2
                   Internal Borrowable Resources (Cash Basis)
                                   (Millions)

                                                                                  June 30
                                                        ------------------------------------------------------------
                                                          2000         2001        2002(a)      2003(b)      2004(c)
                                                        --------    ---------    ---------    ---------     --------
Available Internal Borrowable Resources                 $9,427.2    $12,342.4    $12,979.7    $10,401.5     $8,747.9
Outstanding Loans
     From Special Fund for Economic Uncertainties             -0-          -0-     2,524.5           -0-     1,902.6
     From Special Funds and Accounts                          -0-          -0-       423.5           -0-          -0-
     Total Outstanding Internal Loans                         -0-          -0-     2,948.0           -0-     1,902.6
Unused Internal Borrowable Resources                    $9,427.2    $12,342.4    $10,031.7    $10,401.5     $6,845.3

(a) At June 30, 2002, the State also had outstanding $7.5 billion of external borrowings in the form of revenue anticipation warrants. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

(b) At June 30, 2003, the State also had outstanding $10.965 billion of external borrowings in the form of revenue anticipation warrants.

(c)   Department of Finance estimates as of August 21, 2003.

Source: State of California, Department of Finance. Information for the fiscal years ended June 30, 2000 through June 30, 2003, are actual figures. For the fiscal year ending June 30, 2004, these figures were estimated as of August 21, 2003, by the Department of Finance.

State Warrants. No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the fund out of which it is payable for the payment of money directed by State law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient "Unapplied Money" available to pay a warrant when it is drawn, referred to generally as "registered warrants" and "reimbursement warrants." "Unapplied Money" consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid subject to the prior application of such money to obligations of the State with a higher priority. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings." Unapplied Money may include moneys transferred to the General Fund from the SFEU and internal borrowings from State special funds (to the extent permitted by law).

Registered Warrants. If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the State Controller, required by law to be set apart for obligations having priority over obligations to which such warrant is applicable, the warrant must be registered by the State Treasurer on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller then delivers such a "registered warrant" to persons or entities (e.g., suppliers and local governments) otherwise entitled to receive payments from the State. A registered warrant bears interest at a rate designated by the PMIB up to a maximum of five percent per annum or at a higher rate if issued for an unpaid revenue anticipation note or in connection with some form of credit enhancement such as the Forward Purchase Agreements. Registered warrants may or may not have a fixed maturity date. Registered warrants that have no fixed maturity date, and registered warrants that bear a maturity date but, for lack of Unapplied Moneys, were not paid at maturity, are paid, together with all interest due, when the Controller, with the approval of the PMIB, determines payment will be made. The State Controller then notifies the State Treasurer, who publishes a notice that the registered warrants in question are payable.

As described under "CASH FLOW--2003 Revenue Anticipation Warrants" and "--Fiscal Year 2003-04 Revenue Anticipation Notes," if the State is required to obtain advances under the Forward Purchase Agreements to pay some or all of the 2003 Warrants (defined above) or draw on the Letters of Credit (defined above) to pay some or all of the 2003-04 RANs at maturity, or is otherwise unable to pay the 2003-04 RANs at maturity, the State will issue registered warrants without a maturity date to the Participants (defined above), Credit Banks (defined above) or Parity Note Purchasers (defined above), as applicable, bringing into effect the daily application of Unapplied Moneys in the General Fund described in the previous paragraph. The adverse results from issuing these registered warrants could include: (1) the State would be required by law to pay the registered warrants before issuing warrants that could be cashed immediately to persons or entities (e.g., suppliers and certain local governments) otherwise entitled to payments from the State General Fund, and the State's ability to manage its cash would therefore be limited; and (2) a default under the State's bank credit facilities backing the State's variable rate general obligation bonds and/or commercial paper notes (which would increase the State's borrowing costs and debt service payments).

Reimbursement Warrants. In lieu of issuing individual registered warrants to numerous creditors, State law provides an alternative procedure whereby the Governor, upon request of the Controller, may authorize utilizing the General Cash Revolving Fund in the State Treasury to borrow from other State special funds to meet payments authorized by law. The Controller may then issue "reimbursement warrants" in the financial market at competitive bid to reimburse the General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund exists solely to facilitate the issuance of reimbursement warrants. Reimbursement warrants may have a fixed maturity date.

The principal of and interest on reimbursement warrants must be paid by the Treasurer on their respective maturity dates from any Unapplied Money in the General Fund and available for such payment. In the event that Unapplied Money is not available for payment on the respective maturity dates of reimbursement warrants, and refunding warrants (see "--Refunding Warrants") have not been sold at such times as necessary to pay such reimbursement warrants, such reimbursement warrants will be paid, together with all interest due thereon (including interest accrued at the original interest rate after the maturity date), at such times as the Controller, with the approval of the PMIB, may determine.

The State issued reimbursement warrants on several occasions in order to meet its cash needs during the period 1992-1994, when State revenues were severely reduced because of an economic recession. Facing renewed economic pressures, the State issued reimbursement warrants in June 2002 and in June 2003 (the "2003 Warrants"). See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES," "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings," and "CASH FLOW--2003 Revenue Anticipation Warrants."

Refunding Warrants. If there is not sufficient Unapplied Money in the General Fund to pay maturing reimbursement warrants, the Controller is authorized under State law, with the written approval of the Treasurer, to offer and sell a new issue of reimbursement warrants as refunding warrants to refund the prior, maturing reimbursement warrants. Proceeds of such refunding warrants must be used exclusively to repay the maturing warrants. In all other respects, refunding warrants have the same legal status and provisions as reimbursement warrants, as described above.

Sources of Tax Revenue

The following is a summary of the State's major revenue sources. Further information on State revenues is contained under "CURRENT STATE BUDGET" and "STATE FINANCES--Recent Tax Receipts." See Table 4 entitled "Comparative Yield of State Taxes--All Funds, 1998-99 Through 2003-04" for a comparison, by amount received, of the sources of the State's tax revenue.

Personal Income Tax. The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0% to 9.3%. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the federal AMT. The personal income tax structure is highly progressive. The State Franchise Tax Board estimated that the top 1% of taxpayers paid 39.5% of the total personal income tax in tax year 2001.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, had become a larger component of personal income taxes over the last half of the 1990s. The increasing influence that these stock market-related income sources had on personal income tax revenues linked to the highly progressive structure added a significant dimension of volatility to personal income tax receipts. Just as the State's remarkable revenue growth was driven by stock market related gains, the dramatic decline that occurred in 2001-02 largely reflects the stock market's decline. The 2003 Budget Act estimates that capital gains realizations and stock options accounted for roughly 25% of General Fund tax revenues in 2000-01, which dropped to 8.5% in 2001-02, and will account for about 7% in 2002-03 and in 2003-04. See "CURRENT STATE BUDGET--Economic Assumptions."

Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The breakdown of the base state and local sales tax rate of 7.25% in 2003 is as follows:

o     5% is imposed as a State General Fund tax;

o 0.5% is dedicated to local governments for health and welfare program realignment ("Local Revenue Fund");

o 0.5% is dedicated to local governments for public safety services (Local Public Safety Fund);

o 1.25% is a local tax imposed under the Uniform Local Sales and Use Tax Law. Of that amount, 0.25% is dedicated to county transportation purposes, and 1% is for city and county general-purpose use.

Effective July 1, 2004, the 1% local sales and use tax rate for city and county general-purpose use will decrease to 0.5%. Representatives of several local governments have stated their intention to bring a legal action to contest the termination of this one-half cent of sales tax authority. Also on July 1, 2004, a new 0.5% sales and use tax for the State will be imposed. Revenues from the new sales and use tax will be deposited in the newly created Fiscal Recovery Fund created by Chapter 13, Statutes of 2003 (the legislation that authorizes the issuance of fiscal recovery bonds) and will be available for the payment of the fiscal recovery bonds proposed to be issued in 2003-04. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds" and "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds." The proposed issuance of fiscal recovery bonds is the subject of current litigation. See "LITIGATION--Bond-Related Matters."

Local entities will be allowed to keep property tax revenues that would normally have gone to schools, in the same amounts as their sales and use tax revenues were decreased. The new 0.5% State sales and use tax will end when the fiscal recovery bonds have been repaid, and the local 0.5% sales and use tax will be restored to 1%. The property tax shift will also end at that time.

Effective July 1, 2004, the breakdown of the base state and local sales tax rate of 7.25% will be as follows:

o     5% imposed as a State General Fund tax;

o 0.5% dedicated to local governments for health and welfare program realignment ("Local Revenue Fund");

o 0.5% dedicated to local governments for public safety services (Local Public Safety Fund);

o 0.75% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.50% for city and county general-purpose use;

o 0.5% deposited in a special fund available to repay the State's fiscal recovery bonds (Fiscal Recovery Fund).

Pursuant to prior law, 0.25% of a basic 5.00% State tax rate could be terminated upon certification by the Director of Finance by November 1 in any year that the balance in the budget reserve for two consecutive years exceeded 4% of General Fund revenues. The 0.25% rate would be reinstated if the Director of Finance subsequently determined that the reserve would not exceed 4% of General Fund revenues. Pursuant to this law, a 0.25% cut in the State sales tax occurred on January 1, 2001 but was reinstated on January 1, 2002.

Legislation enacted as part of the 2001-02 annual budget revised this test to provide that 0.25% of the basic 5.00% State tax rate may be suspended in any calendar year beginning on and after January 1, 2002, upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 1/4 cent sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 1/4 cent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25% rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The reserve was not sufficient to trigger an additional year of reduction for calendar year 2002 or 2003. The 2003 Budget Act forecast estimates that the reserve level will again be insufficient to trigger a reduction for calendar year 2004. See "CURRENT STATE BUDGET--Summary of State Revenues and Expenditures" for a projection of the 2003-04 General Fund reserve.

Corporation Tax. Corporation tax revenues are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84% rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2% on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The alternative minimum tax ("AMT") is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65%.

4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5.    Sub-Chapter S corporations are taxed at 1.5% of profits.

Taxpayers with net operating losses (i.e., an excess of allowable deductions over gross income) are allowed to carry forward those losses for tax purposes and deduct a portion in subsequent years. Chapter 488, Statutes of 2002 (AB
2065), suspends the use of any carryover losses for the 2002 and 2003 tax years, but allows taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. That Chapter also increases the percent of a taxpayer's net operating loss ("NOL") that can be carried forward from 65% to 100% beginning January 1, 2004, for NOLs generated after that date. About 85% of NOL is deducted from corporation taxes with the balance deducted from personal income tax.

Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5%, surplus lines and nonadmitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

Estate Tax; Other Taxes. The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phases out the federal estate tax by 2010. As part of this, the Act reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004, and eliminates it beginning in 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State's estate tax, unless future federal legislation is enacted to make the provisions permanent. See Table 4 entitled "Comparative Yield of State Taxes--All Funds, 1998-99 Through 2003-04." Other General Fund major taxes and licenses include:
Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues. The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise four categories of income:

o Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

o Charges for special services to specific functions, including such items as business and professional license fees.

o Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

o Motor vehicle related taxes and fees accounted for about 41% of all special fund revenues and transfers in 2001-02. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2001-02, $7.1 billion was derived from the ownership or operation of motor vehicles. This was 15% below the 2000-01 level. About $3.1 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

Vehicle License Fee. Vehicle license fees, over and above the costs of collection and refunds authorized by law, are constitutionally defined local revenues. Chapter 322, Statutes of 1998 ("Chapter 322"), established a vehicle license fee ("VLF") offset program, scheduled to be implemented in successive stages if General Fund revenues met certain targets. Pursuant to Chapter 322, vehicle license fees were reduced (offset) by 25% beginning January 1, 1999. Later legislation increased the offset to 35% for 2000 and the first half of calendar year 2001, and to 67.5% July 1, 2001.

Under Chapter 322, a continuous appropriation from the General Fund "backfills" the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. Chapter 322 also provided that if there were insufficient General Fund moneys to fully backfill the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. On June 20, 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, the VLF paid by taxpayers returned on October 1, 2003, to the pre-1999 level of two percent of a vehicle's depreciated value and the State will not be obligated to make any offset payments from the General Fund in 2003-04. The suspension of the backfill of the VLF offset is estimated to reduce General Fund expenditures in 2003-04 by $4.2 billion.

On July 1, 2003, the Howard Jarvis Taxpayers Association filed a lawsuit challenging the restoration of the VLF to 1998 levels. Until the case is decided, VLF will continue to be collected at the full two percent rate as authorized by statute. See "LITIGATION--Challenge to Discontinuation of Vehicle License Fee Offset."

Taxes on Tobacco Products. On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, a 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research, to indigent health services, and to environmental and recreation programs.

Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. There is litigation pending challenging the enactment of these taxes.

See "LITIGATION--Tax Refund Cases."

The State excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco product are earmarked as follows:

1. Fifty cents of the per-pack tax on cigarettes, and the equivalent rate levied on non-cigarette tobacco products, are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3. Ten cents of the per-pack tax is allocated to the State's General Fund. 4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

The 2003 Budget Act proposes a tobacco products licensing requirement, which would also reduce overall tobacco tax evasion. The one time license application fee and per pack fee would generate one-time revenues of $22 million in 2003-04 that would be dedicated to a new Cigarette and Tobacco Products Compliance Fund. Reduced evasion associated with this licensure requirement is expected to generate $36 million ($4 million General Fund) in additional tobacco revenues during the implementation phase in 2003-04.

Recent Tax Receipts. The following table shows the trend of major General Fund and total taxes per capita and per $100 of personal income for the past five years and the current fiscal year.

                                     TABLE 3
                               RECENT TAX RECEIPTS

                                            Trend of State                             Taxes per $100
                                          Taxes per Capita(a)                        of Personal Income
                                   --------------------------------           ------------------------------
         Fiscal Year               General Fund             Total             General Fund             Total
----------------------------       ------------           ---------           ------------             -----
1998-99.....................        $1,771.02             $2,121.72              $6.25                 $7.48
1999-00.....................         2,095.53              2,447.03               7.04                  8.22
2000-01.....................         2,223.15              2,589.79               6.88                  8.02
2001-02.....................         1,806.41              2,112.36               5.56                  6.50
2002-03(b)..................         1,826.41              2,128.04               5.66                  6.60
2003-04(b)..................         1,873.27              2,271.80               5.72                  6.93

(a)   Data reflect population figures based on the 2000 Census.

(b)   Estimated.

Source: State of California, Department of Finance.

The following table gives the actual and estimated revenues by major source for the last five years and the current fiscal year. This table shows taxes which provide revenue both to the General Fund and State special funds.

                                     TABLE 4
       COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS 1998-99 THROUGH 2003-04
                 (Modified Accrual Basis) (Thousands of Dollars)

 Year                                                            Inheritance,                                     Motor      Motor
Ending      Sales and      Personal                               Estate and                Alcoholic   Horse    Vehicle    Vehicle
June 30       Use(a)        Income     Corporation   Tobacco(b)      Gift       Insurance   Beverages   Racing   Fuel(c)    Fees(d)
-------    ----------     ----------    ---------       -------     -------     ---------    -------    ------  ---------  ---------
1999       22,890,693     30,894,865    5,724,237       976,512     890,490     1,253,972    273,112    61,185  3,025,226  5,610,374
2000       25,525,788     39,578,237    6,638,898     1,216,651     928,146     1,299,777    282,166    44,130  3,069,694  5,263,245
2001       26,616,073     44,618,532    6,899,322     1,150,869     934,709     1,496,556    288,450    42,360  3,142,142  5,286,542
2002       26,004,521     33,051,107    5,333,030     1,102,806     890,627     1,595,846    292,627    42,247  3,295,903  3,836,795
2003(e)    24,757,747(f)  32,442,000    6,700,011     1,068,200     694,800     1,880,150    290,000    44,455  3,307,244  3,923,911
2004(e)    26,063,712(f)  33,595,700    7,035,011     1,049,752     436,500     2,068,150    288,000    44,985  3,313,301  7,441,870

(a) Numbers include local tax revenue from the 0.5% rate increase enacted by Chapter 85, Statutes of 1991, for the State-local realignment program. The 0.5% rate is equivalent to about $2.3 to $2.5 billion per year. The figures also reflect a 0.25% reduction during calendar year 2001.

(b) Proposition 10 (November 1998) increased the cigarette tax to $0.87 per pack and added the equivalent of $1.00 tax to other tobacco products.

(c) Motor vehicle fuel tax (gasoline), use fuel tax (diesel and other fuels), and jet fuel.

(d) Registration and weight fees, motor vehicle license fees and other fees. Vehicle license fee values reflect a 25% reduction for 1999 from the 1998 rate of 2% of a vehicle's depreciated value; a 35% reduction from such rate for 2000 and the first half of 2001; a 67.5% reduction from such rate for the second half of 2001 through September 2003, and no reduction from such rate after September 2003. See "STATE FINANCES--Sources of Tax Revenue--Vehicle License Fee."

(e)   Estimated.

(f) The figures do not include voter approved local revenue, the 0.50% Local Public Safety Fund revenue, the 1.0% local city and county operations revenue (Bradley-Burns), or the 0.25% county transportation funds revenue.

NOTE: This table shows taxes which provide revenue both to the General Fund and State special funds. Also, some revenue sources are dedicated to local governments. This accounts for differences between the information in this table and Table 11.

Source: Fiscal years 1998-99 through 2001-02: State of California, Office of the
        State Controller. Fiscal years 2002-03 and 2003-04: State of California, Department of Finance.

State Expenditures. The following table summarizes the major categories of State expenditures, including both General Fund and special fund programs.

                                     TABLE 5
                    GOVERNMENTAL COST FUNDS (Budgetary Basis)
        Schedule of Expenditures by Function and Character Fiscal Years
                               1997-98 to 2001-02
                                   (Thousands)

                                                 1997-98        1998-99            1999-00          2000-01           2001-02
                                               ------------   ------------      ------------     ------------      ------------
Function
Legislative, Judicial, Executive
  Legislative                                  $    209,690   $    219,814      $    232,323     $    262,370      $    265,312
  Judicial                                          766,932      1,346,131         1,372,681        1,478,710         1,633,518
  Executive                                         919,606        958,189         1,241,219        1,352,128         1,371,891
State and Consumer Services                         771,444        829,745           856,096          950,192         1,100,942
Business, Transportation and Housing
  Business and Housing                              136,558        136,893           156,499          601,053           240,237
  Transportation                                  3,924,428      4,462,905         5,549,520        4,417,139         6,052,926
Technology, Trade and Commerce                       62,235        130,796           488,489          140,833            81,832
Resources                                         1,323,860      1,695,323         1,858,844        3,349,003         2,284,269
Environmental Protection                            605,584        600,060           689,678          869,539           993,144
Health and Human Services                        18,059,611     19,616,132        21,806,291       24,204,531        26,563,743
Correctional Programs                             3,901,296      4,181,474         4,412,542        4,952,927         5,242,369
Education
  Education-K through 12                         21,574,341     22,783,975        26,356,838       28,720,596        28,078,228
  Higher Education                                7,022,658      7,838,117         8,553,343        9,655,954         9,945,193
General Government
  General Administration                            764,615        859,703           982,923        1,294,587         2,475,564
  Debt Service                                    1,979,211      1,988,176         2,072,960        2,270,649         2,432,942
  Tax Relief                                        453,030        450,213         1,840,129        4,655,826         3,028,703
  Shared Revenues                                 3,892,036      4,151,197         3,677,687        4,385,429         5,528,996
  Brown vs. US Dept. of Health and Human
    Services                                         96,000
  Other Statewide Expenditures                    1,373,823        891,070           580,307          635,475           476,170
Expenditure Adjustment for Encumbrances .          (162,630)      (461,310)         (628,506)      (1,943,208)         (681,856)
Credits for Overhead Services by General
  Fund                                             (125,678)      (144,041)         (170,594)        (197,343)         (251,575)
Statewide Indirect Cost Recoveries                  (48,963)       (32,791)          (37,423)         (36,610)          (47,862)
  Total                                        $ 67,403,687   $ 72,501,771      $ 81,891,846     $ 92,019,780      $ 96,910,686
                                               ------------   ------------      ------------     ------------      ------------
Character
  State Operations                             $ 20,199,031   $ 21,092,849      $ 22,864,874     $ 24,850,286      $ 27,994,343
  Local Assistance                               46,666,925     50,734,442        58,369,828       66,087,018        67,993,721
  Capital Outlay                                    537,731        674,480           657,144        1,082,476           922,622
                                               ------------   ------------      ------------     ------------      ------------
Total                                          $ 67,403,687   $ 72,501,771      $ 81,891,846     $ 92,019,780      $ 96,910,686
                                               ============   ============      ============     ============      ============

----------
Source: State of California, Office of the State Controller.

State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

The following table shows the Appropriations Limit for 1999-00 through 2003-04. Because of the extraordinary surge of revenues in 1999-00, the State exceeded its Appropriations Limit by $975 million in that year. Since the excess revenues are calculated over a two-year period, there were no excess revenues for the combined 1999-00 and 2000-01 fiscal years. As of the release of the 2003 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $16.902 billion and $13.207 billion under the Appropriations Limit in fiscal years 2002-03 and 2003-04, respectively.

                                     TABLE 6
                           STATE APPROPRIATIONS LIMIT
                                   (Millions)

                                                               Fiscal Years
                                     ---------------------------------------------------------------------
                                      1999-00        2000-01        2001-02        2002-03        2003-04
                                     --------       --------       --------       --------        --------
State Appropriations Limit           $ 50,673       $ 54,073       $ 59,318       $ 59,591        $ 61,702
Appropriations Subject to Limit       (51,648)       (51,648)       (42,240)       (42,689)*       (48,495)*
Amount (Over)/Under Limit            $   (975)      $  2,425       $ 17,078       $ 16,902*       $ 13,207*

----------
*     Estimated/Projected.

Source: State of California, Department of Finance.

Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of
(a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3% of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. See "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds" for a discussion of the impact of the 2003 Budget Act on the level of local property taxes available for Proposition 98 funding. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs. This is true regardless of whether the year in question is a Test 1, Test 2, or Test 3 year.

Proposition 98 permits the Legislature, by two-thirds vote of both houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. The difference between the funding level provided pursuant to such suspension and the minimum guarantee otherwise applicable for such fiscal year must be repaid in future fiscal years. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools. See "STATE FINANCES--State Appropriations Limit." The State's emphasis on improving education resources has resulted in estimated K-12 spending of $6,624 and $6,887 per-pupil in fiscal years 2002-03 and 2003-04, respectively. These amounts are 52% and 58% above the 1994-95 level of $4,351 per pupil. Total revenues (General Fund subject to the State Appropriations Limit ("SAL") and local property taxes) have increased significantly since 1994-95. The projected level of General Fund SAL revenue for 2002-03 was $65.036 billion. The revised 2002-03 Proposition 98 appropriations of $29.3 billion reflect a deferral of $1.820 billion to be reappropriated in 2003-04.

The General Fund SAL revenue projection for 2003-04 exceeds the revised 2002-03 estimates by approximately $2.353 billion. The General Fund share of the guarantee Proposition 98 will increase approximately $415.3 million, from $29.4 billion in 2002-03 to $29.8 billion in 2003-04. The 2003 Budget Act proposes Proposition 98 funding at $215.2 million above the minimum, with enrollment growth for general apportionments and special education fully funded and total K-14 education funding of approximately $45.7 billion ($6,887 per K-12 pupil), an increase of 4.0% per pupil compared to the revised 2002-03 level. Total 2003-04 Proposition 98 appropriations of $30.0 billion reflect the permanent deferral of $1.087 billion. See "CURRENT STATE BUDGET" for further discussion of education funding.

Local Governments. The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIIIA to the State Constitution, ("Proposition 13") was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax" and "CURRENT STATE BUDGET-- 2003 Budget Act--Fiscal Recovery Bonds" for a discussion of the impact of the 2003 Budget Act on local sales taxes. The 2002 Budget Act expanded such transfers to include community redevelopment agencies, which were not included in the original transfers. These agencies paid $75 million to schools in 2002-03. The 2003 Budget Act increases this payment to $135 million in 2003-04 only. The 2003 Budget Act and related legislation continue to provide significant assistance to local governments, including $238.2 million for various local public safety programs. This amount includes $100 million for the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, $100 million for county juvenile justice and crime prevention programs, and $38.2 million for reimbursement of jail booking fees. The 2003 Budget Act also provides $40.15 million for open space subvention reimbursements to cities and counties.

A program to offset a portion of the vehicle license fees ("VLF") paid by vehicle owners was established in 1998. See "Sources of Tax Revenue--Vehicle License Fee." This offset provided tax relief of $3.985 billion in 2002-03. Since 1999, the General Fund has backfilled the offset so that the tax relief did not result in a revenue loss to local governments. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully backfill the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. On June 20, 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, the VLF paid by taxpayers returned on October 1, 2003 to the pre-1999 level and the State will not be obligated to make any offset payments from the General Fund in 2003-04. This action will reduce General Fund expenditures by about $4.2 billion in fiscal year 2003-04 and result in a reduction of approximately $825 million in transfers to local governments to cover the period of time needed for the Department of Motor Vehicles to phase out the offset from vehicle registration bills. The 2003 Budget Act and related legislation require the State to repay the $825 million VLF "gap" loss to local governments no later than August 15, 2006. However, the Legislature failed to approve legislation that would also advance up to $40 million of the $825 million VLF "gap" loss for those local governments that are disproportionately affected by this reduction. The 2003 Budget Act also increases the portion of VLF revenues that are dedicated to State-local realignment programs in 2003-04 so that those programs are held harmless from the VLF "gap" loss. A case has been filed challenging the restoration of the VLF. See "LITIGATION--Challenge to Discontinuation of Vehicle License Fee Offset."

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.9 billion in State resources and $475 million in resources from the counties in 2003-04.

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform"). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

Welfare Reform. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through March 31, 2004.

Chapter 270, Statutes of 1997, embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2003-04 CalWORKs caseload is projected to be 466,000, down from 480,000 cases in 2002-03. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95.

In 2003-04, California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2003 Budget Act suspends the October 2003 statutory cost-of-living adjustment for cash grants.

The 2003 Budget Act includes a one-time augmentation of $191.9 million for employment services to enable recipients to leave aid and become self sufficient. The 2003 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for 2003-04, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2003 Budget Act also includes a TANF reserve of $175.3 million, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program.

Authorization for the TANF program currently ends March 31, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the US Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how California's TANF funding will be affected by reauthorization.

Pension Trusts. The pension contribution liability for the three principal retirement systems in which the State participates, the California Public Employees' Retirement System ("CalPERS"), the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"), is included in the financial statements of the State and described in
Note 20 to the Audited Annual Financial Statements of the State of California for the year ended June 30, 2002 (the "Audited Financial Statements"), incorporated by reference in this APPENDIX A. See "FINANCIAL STATEMENTS."

The three largest defined benefit retirement plans contained in the retirement systems and the State's share of the excess of the actuarial value of assets over the actuarial accrued liability or unfunded actuarial accrued liability of those plans at June 30, 2002 (June 30, 2001, for CalSTRS) was reported to be as follows:

                                     TABLE 7
                         STATE SHARE OF ACTUARIAL VALUE

               Excess of Actuarial Value of Assets Over Actuarial

                                                                                Accrued Liabilities
                 Name of Plan                                          (Unfunded Actuarial Accrued Liability)
-----------------------------------------------------------------      --------------------------------------
Public Employees' Retirement Fund (CalPERS)                                      $ (6.653) billion
State Teachers' Retirement Fund Defined Benefit Program (CalSTRS)                  (2.227) billion
University of California Retirement Plan                                           11.549 billion

The actuarial information for CalSTRS for the year ended June 30, 2002, is not yet available, as that information is updated on a two-year cycle. However, according to CalSTRS, its investment portfolio market value as of July 31, 2002, was $92,599,000,000, compared to $102,975,000,000 as of July 31, 2001. The
CalPERS reports that its investment portfolio market value as of July 31, 2002, was $135,500,000,000, compared to $155,300,000,000 as of July 31, 2001. These declines in investment portfolio value will adversely affect the foregoing data when new actuarial calculations are made later in 2003.

The State's contribution to the CalPERS and the UC Retirement System are actuarially determined each year, while the State's contribution to the CalSTRS is established by statute and is currently 2.017% of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The following table shows the State's contributions to CalPERS for fiscal years 1997-98 through 2003-04:

                                     TABLE 8
                          STATE CONTRIBUTION TO CALPERS
                         Fiscal Years 1997-98 to 2003-04

                      1997-98               $1,223,000,000
                      1998-99                  766,100,000
                      1999-00                  463,600,000
                      2000-01                  156,700,000
                      200 1-02                 677,200,000
                      2002-0 3               1,190,000,000
                      2003-04                2,213,000,000

Due to investment losses and increased retirement benefits, the State contribution to the CalPERS has increased from $156.7 million in 2000-01 to $2.213 billion in 2003-04. The State plans to issue pension obligation bonds to fund approximately $1.355 billion of the State's 2003-04 retirement obligation to CalPERS and the principal on such bonds would be repaid over five years starting in fiscal year 2004-05. The pension obligation bonds may not be issued or the amount of bonds may be reduced due to a trial court ruling declining to validate the pension obligation bonds. See "LITIGATION--Bond-Related Matters" and "CURRENT STATE BUDGET--2003 Budget Act." Details concerning the three largest plans and information concerning the other plans contained in the retirement systems are included in Note 20 to the Audited Financial Statements. See "FINANCIAL STATEMENTS."

Repayment of Energy Loans. The Department of Water Resources of the State ("DWR") borrowed $6.1 billion from the General Fund of the State for DWR's power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

The loans from the General Fund and the banks and commercial lenders financed DWR's power supply program costs during 2001 exceeded DWR's revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers.

The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

Tobacco Litigation Settlement. In 1998 the State (together with 45 other states and certain US jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages arising from the use of or exposure to tobacco products. Cigarette manufacturers agreed to billions of dollars in payments and restrictions on marketing activities. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, approved by the court, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually. During fiscal year 2001-02, the General Fund received $478 million in settlement payments. Of that amount, $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain health care costs. During fiscal year 2002-03, the General Fund received $474 million, all of which was deposited in the special fund.

Chapter 414, Statutes of 2002, as amended, allows the issuance of revenue bonds to generate $5.0 billion for the General Fund secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57% of the State's tobacco settlement revenues from July 1, 2003, onward, producing $2.5 billion in proceeds was completed in January 2003. A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Enhanced Tobacco Settlement Revenue Bonds."

Investment of Funds. Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of September 30, 2003, the PMIA held approximately $32.5 billion of State moneys, and $21.2 billion invested for about 2,903 local governmental entities through the Local Agency Investment Fund ("LAIF"). The assets of the PMIA as of September 30, 2003, are shown in the following table:

                                     TABLE 9
           Analysis of the Pooled Money Investment Account Portfolio*

                Type of Security          Amount (Millions)     Percent of Total
                ----------------          -----------------     ----------------

        US Treasury Bills and Notes             $ 9,236               17.2%
        Commercial Paper (corporate)             10,185               19.0
        Certificates of Deposits                  6,545               12.2
        Corporate Bonds                           2,205                4.1
        Federal Agency Securities                12,806               23.8
        Bankers Acceptances                          --                 --
        Bank Notes                                  250                0.5
        Loans Per Government Code                 6,781               12.6
        Time Deposits                             5,694               10.6
        Repurchases                                  --                 --
        Reverse Repurchases                          --                 --
                                                -------              -----
                                                $53,702              100.0%
                                                =======              =====

      ----------
      *     Totals may differ due to rounding.

      Source: State of California, Office of the Treasurer.

The State's treasury operations are managed in compliance with the California Government Code and according to a statement of investment policy which sets forth permitted investment vehicles, liquidity parameters and maximum maturity of investments. The PMIA operates with the oversight of the PMIB. The LAIF portion of the PMIA operates with the oversight of the Local Agency Investment Advisory Board (consisting of the State Treasurer and four other appointed members).

The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10% of the PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity of the reinvestment. The average life of the investment portfolio of the PMIA as of September 30, 2003, was 214 days.

The Budget Process

General. The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State operates on a budget basis, using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature, although initiatives are pending to reduce this to a 55% vote. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges ("K-14 education") only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

Constraints on the Budget Process. Over the years, a number of laws and constitutional amendments have been enacted, often from voter initiatives, which make it more difficult to raise State taxes, or restrict the use of State General Fund or special fund revenues, or otherwise limit the Legislature and Governor's discretion in enacting budgets. Prior examples of provisions that make it more difficult to raise taxes include Proposition 13, which, among other provisions, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be enacted by a two-thirds vote in each house of the Legislature. Prior examples of provisions restricting the use of General Fund revenue are Proposition 98, which mandates a minimum percentage of General Fund revenues to be spent on local education, and Proposition 10, which raised taxes on tobacco products but mandated how the additional revenues would be expended. See "STATE FINANCES--Proposition 98" and "--Sources of Tax Revenue--Taxes on Tobacco Products."

An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before and after school programs in the State's public elementary and middle schools. Beginning with fiscal year 2004-05 and in the first year that non-Proposition 98 appropriations exceed the base level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually, depending on the amount above the trigger level. (The initiative defines the base level as the fiscal year during the period July 1, 2000, through June 30, 2004, for which the State's non-guaranteed General Fund appropriations are the highest as compared to any other fiscal year during that period. Using final 2003 Budget Act data from August 2003, the 2003-04 fiscal year is the base year.) Based upon non-Proposition 98 General Fund appropriations in the 2003 Budget Act, the initiative is unlikely to require implementation of the funding increase in 2004-05. By comparison, the 2003 Budget Act includes about $121.6 million for these after school programs, $428.4 million below the amount which the initiative would require if the full funding increase were in effect.

Prior Fiscal Years' Budgets

Following a severe recession in the early 1990s, the State's financial condition improved markedly starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended the 1999-00 fiscal year with an $8.9 billion budget reserve.

2000 Budget Act. The 2000 Budget Act, signed by Governor Davis on June 30, 2000, assumed General Fund revenues and transfers of $73.9 billion, a 3.8% increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3% increase over 1999-00, and reflected the use of $5.5 billion from the SFEU. About $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Davis Administration did not undertake a revenue anticipation note borrowing in 2000-01.

The 2003-04 Governor's Budget reported that final fiscal year 2000-01 expenditures were $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates, and revenues were $71.4 billion. The 2002-03 Governor's Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001, of about $6.2 billion from the General Fund to make loans for the DWR power supply program. See "STATE FINANCES--Repayment of Energy Loans." At the time of enactment of the 2001 Budget Act, the Department of Finance had estimated the June 30, 2001 balance in the SFEU at $6.3 billion, but without recognition of the loans as an expenditure for budget purposes.

2001 Budget Act. The 2001 Budget Act (for fiscal year 2001-02) was signed by Governor Davis on July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. It was expected that this could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest. See "STATE FINANCES--Repayment of Energy Loans."

The final estimate of fiscal year 2001-02 revenues and expenditures, included in the 2003-04 Governor's Budget in January 2003, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002. See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES," "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings" and "CURRENT STATE BUDGET--Summary of State Revenues and Expenditures."

Within a few months after the start of the 2001-02 fiscal year, the Davis Administration recognized that economic growth and stock market levels were not meeting projections, and that revenues were falling below projections. Accordingly, Governor Davis imposed an immediate spending freeze for many State agencies in November 2001, and the Legislature approved spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002. Despite these steps, as noted above, the State ended the fiscal year with $2.1 billion negative fund balance.

The 2001 Budget Act as initially enacted included Proposition 98 per-pupil spending increases of 4.9%. Total General Fund spending of $32.4 billion for K-12 education fully funded enrollment and cost of living increases and also provided additional funding for a number of programs. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Health and human services generally were fully funded for anticipated caseload growth. Funding for many of these programs was subsequently reduced as a result of the mid-year corrections noted above.

The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer from the General Fund of $2.5 billion of sales taxes on gasoline to support transportation programs. To allow all current projects to remain on schedule through 2002-03, the Legislature authorized certain internal loans from other transportation accounts. The 2003 Budget Act also partially suspends the transfer of gasoline sales taxes out of the General Fund in 2003-04. Proposition 42, a constitutional amendment approved in March of 2002, made permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes.

2002 Budget Act. The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget"), projected a decline in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, the Davis Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.

The 2002 Budget Act was signed by Governor Davis on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes. Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

In late November 2002, Governor Davis directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional non-essential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In December 2002, Governor Davis released proposals for immediate action to reduce the projected two-year budget gap by about $10.2 billion ($5.5 billion for 2002-03). Governor Davis requested action on these proposals early in 2003 in order to maximize savings in the 2002-03 fiscal year. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for 2002-03 and $5.3 billion for 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding. The spending reductions reflected the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to the Public Employees' Retirement System. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds" and "CURRENT STATE BUDGET--2003 Budget Act." However, the issuance of the pension obligation bonds may be delayed or cancelled for the 2003-04 fiscal year due to a trial court ruling declining to validate the pension obligation bonds. See "LITIGATION--Bond-Related Matters."

In January 2003, the State General Fund received $2.5 billion from the first sale of the State's portion of future receipt of payments from tobacco companies from the settlement of litigation against the tobacco companies. The second sale, which raised $2.264 billion for the General Fund, was completed in September 2003.

Current State Budget

The discussion below of the fiscal year 2003-04 budget and the table under "Summary of State Revenues and Expenditures" are based on estimates and projections of revenues and expenditures for the current fiscal year and future fiscal years and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved. See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES" and "CURRENT STATE BUDGET--Revenue and Expenditure Assumptions."

Background. The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

The 2003-04 Governor's Budget proposed to close the $34.6 billion budget shortfall with expenditure reductions including the reduction of the vehicle license fee backfill to cities and counties, the "realignment" or shift of responsibility for certain health and welfare programs to cities and counties to be supported by increased sales tax, personal income tax and cigarette tax increases, fund shifts from the General Fund, revenues from the renegotiation of compacts with Indian tribes, and loans and borrowings (including a pension obligation bond issue to pay all or a portion of the 2003-04 retirement obligation for certain state retirement systems).

On May 14, 2003, Governor Davis released the May Revision to the 2003-04 Governor's Budget (the "May Revision"). The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result principally of the loss of the tobacco securitization proceeds, together with the lost opportunities for savings because of legislative action in lower amounts than requested by Governor Davis, and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision estimated the budget gap for 2002-03 and 2003-04 increased from $34.6 billion to $38.2 billion.

Governor Davis made a number of fundamental changes in the May Revision from his earlier budget proposals. In summary, in the May Revision, Governor Davis proposed to address the budget shortfalls in three phases: (1) eliminate an estimated $10.675 billion budget deficit accumulated through June 30, 2003 (after accounting for $5.1 billion of budget adjustments enacted in March and April 2003), by issuing fiscal recovery bonds to be repaid from a temporary one-half cent increase in the State sales tax, (2) balance the fiscal year 2003-04 budget with a combination of measures ($5.3 billion of which were approved by the Legislature in March and April) including expenditure cuts, fund shifts, transfers, loans, and the transfer ("realignment") of certain health and social services programs from the State to counties, and (3) pursue legislative action during the balance of the 2003 Legislative session to enact structural reforms that would eliminate an estimated $7.9 billion remaining funding gap for the 2004-05 fiscal year.

2003 Budget Act. After months of negotiation between Governor Davis and the Legislature, the 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003, after vetoing $47 million ($1 million General Fund and $46 million bond funds). The 2003 Budget Act largely reflected the proposals contained in the May Revision to the 2003-04 Budget, including the issuance of "fiscal recovery bonds" to address the estimated $10.675 billion budget deficit accumulated through June 30, 2003. See "LITIGATION--Bond-Related Matters." The 2003 Budget Act rejected the proposed "realignment" of certain health and social services programs (to be funded from $1.7 billion of personal and tobacco tax increases), and, instead, increased reliance upon fund shifts and transfers and additional (non-tax) revenues sources, as described below.

Under the 2003 Budget Act, General Fund revenues are projected to increase 3.3%, from $70.9 billion in 2002-03 to $73.3 billion in 2003-04. The revenue projections incorporate a 4% increase in State tax revenues (as projected by the LAO's office), reflecting a correspondingly moderate growth in the State's economy and the State Department of Finance believes such forecast is reasonable. See "Economic Assumptions" below. Significant items of non-tax revenue are described below under "Addressing the $38.2 Billion Shortfall."

General Fund expenditures are estimated to drop 9% from $78.1 billion in 2002-03 to $71.1 billion in 2003-04. Most of this decline can be explained by four factors:

(1) the suspension of vehicle license fee backfill payments to local governments, which is estimated to result in $4.2 billion of savings in 2003-04. See "STATE FINANCES--Local Governments." In addition, the administrative action which suspended the vehicle license fee offsets has been challenged in court. See "STATE FINANCES--Sources of Tax Revenues--Vehicle License Fee," "Local Governments" and
      "LITIGATION--Challenge to Discontinuation of Vehicle License Fee Offset";

(2) approximately $1.8 billion of federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 to cover State costs in 2003-04. (In comparison, approximately $321 million of such federal funds was received in 2002-03.) Approximately $694 million will be used to offset Medi-Cal costs in 2003-04, and the remainder will be used to cover other critical State program spending. These new federal funds are not expected to be available in 2004-05 and beyond;

(3) the receipt of $1.9 billion of pension obligation bond proceeds to cover all of the State's quarterly contributions to CalPERS for 2003-04, which would reduce General Fund expenditures by $900 million and increase revenues by $1 billion. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds." Delays caused by litigation contesting the issuance of such bonds have reduced the anticipated size of the bond proceeds to be derived from such issuance to $1.355 billion. See "LITIGATION--Bond-Related Matters." The next quarterly estimated $553 million CalPERS contribution is due on January 2, 2004. It is possible that, even if the State prevails in the litigation, delays could further reduce the size of, or eliminate the issuance of any of the pension bonds in fiscal year 2003-04, requiring further mitigation measures by the State in order to maintain the estimated budget reserve; and

(4) a one-time shift of Medi-Cal accounting from accrual to cash basis ($930 million).

In the LAO's Budget Analysis, dated August 1, 2003, the LAO concluded that, absent the above-described factors, underlying spending for 2002-03 and 2003-04 would be roughly equal. Moreover, the LAO concluded that "the 2003-04 spending level is considerably less than what would be required to maintain "baseline spending" for the [2003-04 fiscal] year." The LAO defines "baseline spending" to include spending requirements imposed by existing law, policies and State mandates at the beginning of the fiscal year.

The June 30, 2004 reserve is projected in the Budget to be just over $2 billion. This reflects the elimination of the $10.675 billion accumulated deficit through June 30, 2003, through the issuance of the fiscal recovery bonds. See "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds" below. However, the proposed issuance of the fiscal recovery bonds is the subject of current litigation. See "LITIGATION--Bond-Related Matters." The Legislative Analyst's Office has predicted that additional legislative action will be required in fiscal year 2004-05 to eliminate an estimated $7.9 billion remaining funding gap by the end of 2004-05. See "CURRENT STATE BUDGET--2003 Budget Act-- Continuing 'Structural Deficit.'"

Addressing the $38.2 Billion Shortfall. In May 2003, Governor Davis projected that, without further corrective action, the State would face an estimated $38.2 billion shortfall for fiscal years 2002-03 and 2003-04 combined. This estimate was based on the expenditure levels as required by the Constitution and State law, mandated by the federal government, or ordered by the courts, and accounted for scheduled cost of living adjustments, as well as increases due, among other things, to enrollment, caseload and population growth. Approximately $10.4 billion of this shortfall was addressed through legislative action taken in March and April 2003 ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The remainder of the shortfall is addressed through the issuance of fiscal recovery bonds which are expected to generate proceeds in the amount of approximately $10.7 billion in 2003-04 and other solutions contained in the 2003 Budget Act. Absent the corrective measures contained in the 2003 Budget Act and described below, the State was projected to expend $90.9 billion in 2003-04 rather than the budgeted $71.1 billion. Set forth below is a summary of the expenditure cuts and savings, fund shifts, new revenues, loans and borrowing, and the fiscal recovery bond financing incorporated into the 2003 Budget Act described above. These amounts include the effects of the legislative action taken in March and April 2003.

         2003 Budget Act - Addressing the $38.2 Billion Budget Shortfall
                              (Dollars in Millions)

                        Category                              Amount          Percent of Solution
      --------------------------------------------          ---------         -------------------
      Cuts/Savings                                          $17,589.6                 44.6%
      Fund Shifts                                             4,357.0                 11.1%
      Tobacco Securitization and Other Revenues               4,466.3                 11.3%
      Pension Obligation Bonds and Interfund Loans            2,326.2                  5.9%
      Fiscal Recovery Bonds                                  10,675.4                 27.1%
                                                            ---------                -----
      Totals                                                $39,414.5*               100.0%
                                                            =========                =====

      ----------
      Note: Numbers may not add due to rounding.

      * Reflects projected General Fund reserve balance of $2.2 billion at year end.

Expenditure Cuts/Savings. Expenditure cuts/savings total $17.6 billion ($2.1 billion in 2002-03 and $15.5 billion in 2003-04), including the following major items:

o     VLF backfill suspension ($4.2 billion), as described above.

o Employee compensation reductions and the abolishment of 16,000 permanent positions to be implemented through collective bargaining ($585 million from the General Fund and a total of $1.1 billion from all funds).

o Change Medi-Cal accounting from accrual to cash basis ($930 million), as described above.

o Partial suspension of transfer of gasoline sales tax revenue to Transportation Investment Fund to be repaid with interest by June 30, 2009 ($856 million).

o Community Redevelopment Agency Transfer to the Educational Revenue Augmentation Fund ($135 million).

o $3.1 billion in K-12 Education programs, including program cuts ($1.2 billion), elimination of COLAs ($800 million) and permanent Proposition 98 deferrals ($1.087 billion).

o $1.186 billion in Higher Education Programs, including University of California ($484 million), California State University ($409 million) and California Community Colleges ($293 million), some of which will be offset by higher fees.

o     Deferral of a loan repayment from Caltrans ($500 million).

o Defer funding of mandate deficiencies and new mandate costs ($870 million) and reduce non-Proposition 98 mandates ($769 million).

o     Eliminate equalization funding for revenue limits ($250 million).

o Reductions in payments for retired teachers purchasing power maintenance, which the State is obligated to restore if purchasing power is not maintained at the 80% level through 2036 ($500 million). See, "LITIGATION
      - Challenge Seeking Payment to Teacher's Retirement Board."

Fund Shifts. Fund shifts from the General Fund to other fund sources total $4.3 billion ($1.0 billion in 2002-03 and $3.3 billion in 2003-04), including the receipt of approximately $2.2 billion of new federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 (as described above), $355 million in new fees to offset General Fund costs, $492 million from shifts to Proposition 98 reversion account, $200 million for community colleges spending deferral, $220 million for healthy families costs funded out of tobacco settlement funds to offset additional costs, $143 million shift to federal funds, and $700 million in other fund shifts.

Other Revenues. Other revenues total $4.5 billion ($0.3 billion in 2003-03 and $4.2 billion in 2003-04), including approximately $2 billion of proceeds from the tobacco settlement bonds; $680 million additional revenues resulting from renegotiation of compact agreements between Indian tribes and the State (still in progress); $756 million from the adoption of the higher revenues estimates as projected by the Legislative Analyst's Office; $289 million for fees; $112 million for additional unclaimed property revenues; $110 million for additional revenues from property sales and $598 million for other revenue increases and transfers.

Loans/Borrowings. Loans/Borrowings total $2.3 billion in 2003-04. This includes $1.9 billion in proceeds from the proposed issuance of pension obligation bonds (see "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds" and "LITIGATION--Bond-Related Matters") and $400 million in loans from other various funds and accounts.

Fiscal Recovery Bonds. The California Fiscal Recovery Financing Act authorizes the issuance of fiscal recovery bonds to eliminate the estimated $10.675 billion accumulated deficit through June 30, 2003. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds." This is the largest and most critical component of the 2003 Budget Act. The State plans to issue the fiscal recovery bonds in February and April of 2004. However, the issuance of the fiscal recovery bonds is the subject of current litigation. See "LITIGATION--Bond-Related Matters."

In the event that litigation materially delays or prevents the issuance of the fiscal recovery bonds, the size of the remaining shortfall would most certainly exceed the amount of discretionary spending within the 2003 Budget Act which could be cut to address the shortfall. The resulting shortfall would also cause a cash shortfall. The State would almost certainly be required to substantially reduce 2003-04 spending, raise taxes and/or incur other short term or long term borrowings, to the extent legally feasible and to the extent the State had continued access to the capital markets. The State expects to take all steps necessary to continue to have access to the short-term and long-term credit markets. The State might also be required to issue registered warrants if it requests an advance under the Forward Purchase Agreements, draws on the Letters of Credit or is otherwise unable to pay principal and interest on the 2003-04 RANs at maturity. Issuance of such registered warrants would further restrict the State's cash flow options. See "CASH FLOW--2003 Revenue Anticipation Warrants" and "--Fiscal Year 2003-04 Revenue Anticipation Notes."

The Fiscal Recovery Bond Fund, the fund from which appropriations to pay the fiscal recovery bonds may be made by future Legislatures, will be financed by a temporary increase in the State's sales tax. Simultaneously with the temporary increase in the State's sales tax, the local sales tax authorization under State law will be reduced by one-half cent, and local governments' share of local property tax will be increased by a like amount. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax." While this reduces the amount of property tax going to schools, Proposition 98 requires that the State make certain minimum payments to schools. See "STATE FINANCE--Proposition 98." Accordingly, the State will make payments to local governments and schools in amounts generally equal to the reduced amounts of sales taxes available to local governments and reduced property taxes available to school districts. These payments to local governments and school districts will commence in fiscal year 2004-05. The estimated amount of such payments for fiscal year 2004-05 is $2.5 billion.

Budget Controls and Flexibility. Chapter 228, Statutes of 2003 (AB 1756), authorizes the Director of Finance to reduce appropriations and to reallocate funds among appropriations available to each department in order to ensure the integrity of the 2003 Budget Act. Additionally, the 2003 Budget Act limits the Department of Finance's authority to approve requests for additional funding in the current year ("deficiency requests"). Deficiency requests to fund prior year expenditures, costs associated with legislation enacted without an appropriation, and start-up costs for programs not yet authorized may not be approved.

Continuing "Structural Deficit". Assuming that all of the savings in the 2003 Budget Act are achieved, on August 1, 2003, the Legislative Analyst's Office estimated that, absent further corrective actions, and assuming that the State adheres to the intent of Chapter 228, Statutes of 2003 (AB 1756) (described below), the State would end fiscal year 2004-05 with a $7.9 billion funding gap. The LAO funding gap estimate also assumes the effects of the Legislature's intent (expressed in AB 1756 and described below) limiting, among other expenditures, employee compensation and COLAs.

The Department of Finance requested State agencies to submit proposals to reduce 2004-05 spending equivalent to 20-percent of the 2003-04 General Fund funding. The proposals are confidential and will be considered during the fall budget development process to help address the projected $7.9 billion funding shortfall in 2004-05. Any proposals selected by the Administration for implementation will be included in the 2004-05 Governor's proposed budget, to be released on January 10, 2004.

Chapter 228, Statutes of 2003 (AB 1756), states the Legislature's intent that, in assisting the Governor in preparing the State Budget for fiscal year 2004-05, the Department of Finance not include any proposed funding for certain items, including salary increases, enrollment growth, and discretionary price adjustments at the University of California and California State University, discretionary price adjustments to State operations, State employee salary increases, local mandate reimbursements, General Fund capital outlay above $50 million, the All American Canal and Proposition 98 spending in excess of the minimum guarantee for fiscal years 2003-04 and 2004-05.

Election of New Governor. Uncertified results from a special election held on October 7, 2003 indicate that the Governor of the State, Gray Davis, has been recalled and that he will be replaced as Governor by Arnold Schwarzenegger. The Secretary of State of the State has until November 15, 2003 to certify the results of the recall election. The new Governor would not take office until the election results are certified. The Governor-elect is in the process of assembling his staff and evaluating the State's financial condition. As a result of his evaluation, he may propose mid-year legislation or take executive actions which could affect the State's receipts, disbursements and proposed borrowings during the current fiscal year.

Summary of State Revenues and Expenditures. The table below presents the actual revenues, expenditures and changes in fund balance for the General Fund for fiscal years 1999-00, 2000-01 and 2001-02, estimated results for fiscal year 2002-03 and projected results (based upon the 2003 Budget Act) for fiscal year 2003-04.

                                    TABLE 10
  STATEMENT OF REVENUES, EXPENDITURES, AND CHANGES IN FUND BALANCE-GENERAL FUND
                              (Budgetary Basis)(a)
                      FISCAL YEARS 1999-00 THROUGH 2003 -04
                                   (Millions)

                                                                                                       Estimated(b)   Estimated(b)
                                                             1999-00        2000-01         2001-02     2002-03(c)     2003-04(c)
                                                           ----------     ----------      ----------   ------------   ------------
Fund Balance-Beginning of Period ......................    $  3,907.7     $  9,639.7      $  9,017.5    $ (2,109.8)    $  1,401.9
Restatements
    Prior Year Revenue, Transfer Accrual Adjustments ..        (204.6)        (158.8)         (729.8)        169.5             --
    Prior Year Expenditure, Accrual Adjustments .......         217.1         (229.9)          217.4         (43.5)            --
                                                           ----------     ----------      ----------    ----------     ----------
Fund Balance-Beginning of Period, as Restated .........    $  3,920.2     $  9,251.0      $  8,505.1    $ (1,983.8)    $  1,401.9
Revenues ..............................................    $ 71,555.6     $ 77,609.9      $ 64,060.3    $ 68,071.3     $ 71,522.0
Other Financing Sources
   Deficit Financing Bond(d) ..........................                                                   10,675.4
   Transfers from Other Funds .........................         423.3        6,561.8(e)      2,143.3       2,780.7        1,831.2
   Other Additions ....................................          48.1           46.3            33.9            --             --
                                                           ----------     ----------      ----------    ----------     ----------
Total Revenues and Other Sources ......................    $ 72,027.0     $ 84,218.0      $ 66,237.5    $ 81,527.4     $ 73,353.2
Expenditures
   State Operations ...................................    $ 15,942.8     $ 17,641.7      $ 19,085.7    $ 18,394.9     $ 16,484.5
   Local Assistance ...................................      49,974.7       58,441.4        57,142.0      59,598.9       54,574.6
   Capital Outlay .....................................         186.2        2,044.3           323.5         147.9           77.8
   Unclassified .......................................            --             --              --            --             --
Other Uses
   Transfer to Other Funds ............................         203.8     6.324.1(e)           301.2            --(f)          --(f)
                                                           ----------     ----------      ----------    ----------     ----------
Total Expenditures and Other Uses .....................    $ 66,307.5     $ 84,451.5      $ 76,852.4    $ 78,141.7     $ 71,136.9
Revenues and Other Sources Over or (Under)
   Expenditures and Other Uses ........................    $  5,719.5     $   (233.5)     $(10,614.9)   $  3,385.7     $  2,216.3
Fund Balance
   Reserved for Encumbrances ..........................    $    701.3     $  1,834.3      $  1,491.5    $  1,401.9     $  1,401.9
   Reserved for Unencumbered Balances of Continuing
     Appropriations(g) ................................       1,115.2        1,436.7           827.3            --          174.9
   Reserved for School Loans(h) .......................         699.7          349.7              --            --             --
   Unreserved-Undesignated(i) .........................       7,123.5        5,396.8        (4,428.6)           --        2,041.4
                                                           ----------     ----------      ----------    ----------     ----------
Fund Balance-End of Period ............................    $  9,639.7     $  9,017.5      $ (2,109.8)   $  1,401.9     $  3,618.2

----------
Footnotes on following page.

Source: Fiscal years 1999-00 to 2001-02: State of California, Office of the
        State Controller. Fiscal years 2002-03 and 2003-04: State of California, Department of Finance.

(a) These statements have been prepared on a budgetary basis in accordance with State law and some modifications would be necessary in order to comply with generally accepted accounting principles ("GAAP"). The Supplementary Information contained in the State's Audited Annual Financial Statements for the year ended June 30, 2003, incorporated by reference in this Appendix A, contains a description of the differences between the budgetary basis and the GAAP basis of accounting and a reconciliation of the June 30, 2002 fund balance between the two methods.

(b) Estimates are shown net of reimbursements and abatements. (c) Estimated as of the 2003 Budget Act, August 2, 2003.

(d) Reflects the Davis Administration's proposal to finance the cumulative deficit over several years through the issuance of approximately $10.7 billion of fiscal recovery bonds in 2003-04. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds" and "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds." For accounting purposes, this is shown in 2002-03 to reflect that the accumulated deficit has been eliminated as of the start of fiscal year 2003-04.

(e) "Transfers to Other Funds" includes the $6.2 billion General Fund loan to the Department of Water Resources Electric Power Purchase Fund. See "STATE FINANCES--Repayment of Energy Loans" and "CURRENT STATE BUDGET" in this APPENDIX A. "Transfers from Other Funds" includes this loan as a receivable in 2000-01. The loan was subsequently repaid with interest as follows: $116 million in July 2001, $164 million in October 2002, and $6.456 billion in November 2002. The loan was reported in the State's Budgetary/Legal Basis Annual Report as an asset of the General Fund and a liability of the Department of Water Resources Electric Power Purchase Fund.

(f) "Transfer to Other Funds" is included either in the expenditure totals detailed above or as "Transfer from Other Funds." (g) For purposes of determining whether the General Fund budget, in any given fiscal year, is in a surplus or deficit condition, Chapter 1238, Statutes of 1990, amended Government Code Section 13307. As part of the amendment, the unencumbered balances of continuing appropriations which exist when no commitment for an expenditure is made should be an item of disclosure, but the amount shall not be deducted from the fund balance. Accordingly, the General Fund condition included in the 2003-04 Governor's Budget includes the unencumbered balances of continuing appropriations as a footnote to the statement ($1.307 billion in 2001-02, $270.0 million in 2002-03 and $174.9 million in 2003-04). However, in accordance with Government Code Section 12460, the State's Budgetary/Legal Basis Annual Report reflects a specific reserve for the encumbered balance for continuing appropriations.

(h) During 1995, a reserve was established in the General Fund balance for the $1.7 billion of previously recorded school loans which had been authorized by Chapter 703, Statutes of 1992 and Chapter 66, Statutes of 1993. These loans were repaid from future General Fund appropriations as part of the settlement of litigation. This accounting treatment is consistent with the State's audited financial statements prepared in accordance with GAAP.

(i) Includes Special Fund for Economic Uncertainties ("SFEU"). The Department of Finance generally includes in its estimates of the SFEU and set aside reserves, if any, the items reported in the table under "Reserved for Unencumbered Balances of Continuing Appropriations," "Reserved for School Loans," and "Unreserved--Undesignated." The Department of Finance projects a $2.216 billion SFEU balance on June 30, 2004, based upon the 2003 Budget Act, signed on August 2, 2003.

Revenue and Expenditure Assumptions. The table below presents the Department of Finance's budget basis statements of major General Fund revenue sources and expenditures for the 2001-02 fiscal year and 2003 Budget Act estimates for the 2002-03 and 2003-04 fiscal years.

                                    TABLE 11
               Major General Fund Revenue Sources and Expenditures

                                                                            Revenues (Millions)
                                                                               Fiscal Years
                                                          --------------------------------------------------------
                                                          2001-02(a)    2002-03(b)      2002-03(c)      2003-04(c)
                     Source                                 Actual       Enacted         Revised         Enacted
                     ------                               ----------    ----------      ----------      ----------
Personal Income Tax ............................           $33,047        $37,626         $32,442        $33,596
Sales and Use Tax ..............................            21,355         22,958          22,330         23,518
Corporation Tax ................................             5,333          7,327           6,700          7,035
Insurance Tax ..................................             1,596          1,759           1,880          2,068
Deficit Financing Bond(d) ......................                                           10,675
All Other ......................................            10,908(e)       9,488(f)        7,500(g)        7136(h)
                                                           -------        -------         -------        -------
    Total Revenues and Transfers ...............           $72,239        $79,158         $81,527        $73,353
                                                           =======        =======         =======        =======

                                                                           Expenditures (Millions)
                                                                                 Fiscal Years
                                                          --------------------------------------------------------
                                                          2001-02(a)     2002-03(b)      2002-03(c)     2003-04(c)
                                                            Actual        Enacted         Revised        Enacted
                                                          ----------     ----------      ----------     ----------
Function
K-12 Education .................................           $29,923        $30,769         $29,469        $29,318
Health and Human Services ......................            21,820         21,633          23,150         23,358
Higher Education ...............................             9,645          9,759           9,543          8,679
Youth and Adult Correctional ...................             5,641          5,285           5,833          5,644
Legislative, Judicial and Executive ............             2,612          2,464           2,486          2,406
Tax Relief .....................................             3,029          4,422           4,802            707(i)
Resources ......................................             1,382          1,041           1,243            865
State and Consumer Services ....................               690            471             480            444
Business, Transportation and Housing ...........               639            228             211            512
All Other ......................................             1,371            650             925        -796(j)
                                                           -------        -------         -------        -------
    Total Expenditures .........................           $76,752        $76,722         $78,142        $71,137
                                                           =======        =======         =======        =======

Footnotes continue on following page.

Source: State of California, Department of Finance. Figures in this table may differ from the figures in Table 4; see "Note" to Table 4.

(a) Figures for 2001-02, prepared by the Department of Finance, are slightly different than the figures in Table 10, prepared by the State Controller's Office, because of certain differences in accounting methods used by the two offices.

(b)   2002 Budget Act, September 5, 2002.

(c)   2003 Budget Act, August 2, 2003.

(d) Reflects the Davis Administration's proposal to finance the cumulative deficit over several years through the issuance of approximately $10.7 billion of fiscal recovery bonds in 2003-04. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds" and "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds."

(e) Reflects the repayment of $6.2 billion in advances (plus interest of $525 million) made from the General Fund to the Department of Water Resources for the power supply program described under "STATE FINANCES--Repayment of Energy Loans." Repayment was made as follows: $116 million in July 2001, $164 million in October 2002, and $6.456 billion in November 2002.

(f) Includes $4.5 billion for tobacco securitization bond proceeds and about $2.5 billion in inter-fund loans and transfers.

(g) Includes $2.5 billion for tobacco securitization bond proceeds and about $2.8 billion in inter-fund loans and transfers. The Budget Act reflected $4.5 billion for tobacco securitization bond proceeds; however, the second sale ($2.0 billion) was not completed during fiscal year 2002-03.

(h) Includes $2.0 billion for tobacco securitization bond proceeds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Enhanced Tobacco Settlement Revenue Bonds." Also includes the anticipated receipt of $996 million from pension obligation bonds, which would be used to offset special fund contributions to pension funds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

(i) Reflects the suspension of vehicle license fee backfill payments to local government. See "STATE FINANCES--Sources of Tax Revenue--Vehicle License Fee."

(j) Reflects reduced expenditures of $912 million due to the anticipated receipt of pension obligation bond proceeds to cover General Fund contributions to pension funds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

Economic Assumptions. The revenue and expenditure assumptions set forth have been based upon certain estimates of the performance of the California and national economies in calendar years 2003 and 2004. In the May Revision of the 2003-04 Governor's Budget, the Department of Finance projected that the California economy would grow slowly in 2003 and moderately in 2004.

The California economy has tracked the national economy quite closely in the last calendar year. Both economies have been sluggish. From August 2002 to August 2003, non-farm payroll employment fell by 0.3% in the State and 0.4% in the nation. Over that year, state unemployment varied narrowly, never exceeding 6.9% or falling below

6.6%. The gap between the State and national unemployment rates has narrowed in recent months. In addition, homebuilding was strong in both the State and the nation, as were housing markets.

Economic output appears to be growing in both the nation and California. Inflation-adjusted Gross Domestic Product has grown for seven consecutive quarters. Statistics on Gross State Product are not as timely as those on (national) Gross Domestic Product, but the US Commerce Department recently estimated that California personal income grew for the fifth consecutive month in the first quarter of 2003. In addition, personal state income tax withholdings were up 5.6% in the first nine months of 2003 from a year earlier. State sales tax revenues also increased over that period.

Job losses have slowed down considerably in the San Jose and San Francisco metropolitan areas. Non-farm payroll employment was down 4.6% in August 2003 from a year earlier in the San Jose metropolitan area and 1.8% in the San Francisco metropolitan area. A year ago, employment was down 8.4% and 5.5%, respectively, in the two metropolitan areas. By the same measure, however, job growth has slowed over the last year in the Riverside-San Bernardino and San Diego metropolitan areas.

Construction and real estate remain strong. Permits for 130,225 new units were issued in the first eight months of 2003, up 20.3% from the year-ago level. A rush to beat large fee increases accounted for some of the increased permit issuance. Still, residential building for the year as a whole is likely to be the highest level since 1989. Private nonresidential building continues to slide, with the San Francisco Bay Area accounting for most of the slowdown.

The median price of existing, single-family houses sold in California in August was a record $404,870, up 21.1% from a year ago. Sales were up 14.7% from a year earlier. According to the California Association of Realtors, the percentage of households in California able to afford a median-priced home stood at 26% in July. The corresponding measure of home affordability in the nation was 56% in July.

Job growth may remain slow for the rest of 2003. Some industries still have too much capacity, dampening prospects for a strong recovery in the near-term. Moreover, if productivity continues to grow as quickly as in the last year, improvement in the labor markets will likely come first in the form of fewer layoffs and longer workweeks for employed workers. Actual employment gains will trail behind, and declines in the unemployment rate will come even later.

The Department of Finance set out the following estimates for the State's economic performance in calendar years 2003 and 2004, which were used in predicting revenues and expenditures for the May Revision of the 2003-04 Governor's Budget. Also shown is the Department of Finance's previous forecast for the same calendar years, which were contained in the 2003-04 Governor's Budget.

                                    TABLE 12
                    ESTIMATES OF STATE'S ECONOMIC PERFORMANCE

                                                        For Calendar Year 2003            For Calendar Year 2004
                                                   ------------------------------    -------------------------------
                                                   Governor's                         Governor's
                                                    Budget(a)     May Revision(b)     Budget(a)      May Revision(b)
                                                     -------      ---------------    -----------     ---------------
Non-farm wage and salary employment (000)             14,623          14,608            14,928            14,922
  Percent Change                                         0.7%            0.6%              2.1%              2.1%
Personal income ($ billions)                         $ 1,176         $ 1,174           $ 1,238           $ 1,232
  Percent Change                                         3.3%            3.1%              5.3%              4.9%
Housing Permits (Units 000)                              157             179               162               174
Consumer Price Index (percent change)                    2.8%            2.9%              3.2%              2.4%

----------
(a)   Fiscal Year 2003-04 Governor's Budget Summary: January 10, 2003.

(b)   Fiscal Year 2003-04 May Revision to the Governor's Budget: May 14, 2003.

Source: State of California, Department of Finance.

Financial Statements

The Audited Annual Financial Statements of the State of California for the Year Ended June 30, 2002 (the "Financial Statements") are available. As of June 30, 2002, the State of California has implemented a new financial reporting model, as required by the Governmental Accounting Standards Board ("GASB") in conformity with accounting principles generally accepted in the United States of America. The GASB sets standards of accounting and financial reporting for state and local governments, which have significantly changed the presentation of the financial statements. The Financial Statements consists of an Independent Auditor's Report, a Management

Discussion and Analysis, Basic Financial Statements of the State for the Year Ended June 30, 2002 ("Basic Financial Statements"), and Supplementary Information. Only the Basic Financial Statements have been audited, as described in the Independent Auditor's Report. A description of the new accounting and financial reporting standards is contained in Note 1 of the Basic Financial Statements.

Potential investors may obtain or review a copy of the Financial Statements from the following sources:

1. By obtaining from any Nationally Recognized Municipal Securities Information Repository, or any other source, a copy of the State of California's Official Statement dated February 13, 2003, relating to the issuance of $900,000,000 General Obligation Bonds. The Financial Statements are printed in full in such Official Statement. No part of the February 13, 2003 Official Statement is incorporated into this document except the Financial Statements.

2. By accessing the internet website of the State Controller (www.sco.ca.gov) and selecting "California Government--State and Local," then "State Government," then finding the heading "Publications" and selecting "Comprehensive Annual Financial Report--Year Ended June 30, 2002," or by contacting the Office of the State Controller at (916) 445-2636.

3.    By accessing the internet website of the State Treasurer
      (www.treasurer.ca.gov) and selecting "Financial Information" and then "Audited General Purpose Financial Statements," or by contacting the Office of the State Treasurer at (800) 900-3873.

The State Controller's unaudited reports of cash receipts and disbursements for the period July 1, 2002 through September 30, 2003 is also included as Exhibits 1 and 2 to this APPENDIX A and is available on the State Controller's website.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller's Office and the Legislative Analyst's Office. The State Controller issues a monthly report on cash receipts and disbursements recorded on the Controller's records. The Department of Finance issues a monthly bulletin, available by accessing the internet website of the Department of Finance (www.dof.ca.gov), which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The Administration also formally updates its budget projections three times during each fiscal year, in January, May, and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Such bulletins and reports are not part of or incorporated into the Official Statement. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year. Information which may appear in the Official Statement from the Department of Finance concerning monthly receipts of "agency cash" may differ from the State Controller's reports of cash receipts for the same periods because of timing differences in the recording of in-transit items.

Overview of State Government

Organization of State Government. The State Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State voters may directly influence State government through the initiative, referendum and recall processes. California's Legislature consists of a forty-member Senate and an eighty-member Assembly. Assembly members are elected for two-year terms, and Senators are elected for four-year terms. Assembly members are limited to three terms in office and Senators to two terms. The Legislature meets almost year round for a two-year session. The Legislature employs the Legislative Analyst, who provides reports on State finances, among other subjects. The Bureau of State Audits, headed by the State Auditor, an independent office since 1993, annually issues an auditor's report based on an examination of the General Purpose Financial Statements of the State Controller, in accordance with generally accepted accounting principles.

The Governor is the chief executive officer of the State and is elected for a four-year term. The Governor presents the annual budget and traditionally presents an annual package of bills constituting a legislative program. In addition to the Governor, State law provides for seven other statewide elected officials in the executive branch. The current elected statewide officials, their party affiliation and the dates on which they were first elected are as follows:

Office                                           Name                        Party Affiliation       First Elected
------                                           ----                        -----------------       -------------
Governor.....................................    Gray Davis                       Democrat               1998
Lieutenant Governor..........................    Cruz Bustamante                  Democrat               1998
Controller...................................    Steve Westly                     Democrat               2002
Treasurer....................................    Philip Angelides                 Democrat               1998
Attorney General.............................    Bill Lockyer                     Democrat               1998
Secretary of State...........................    Kevin Shelley                    Democrat               2002
Superintendent of Public Instruction.........    Jack O'Connell                   Democrat               2002
Insurance Commissioner.......................    John Garamendi                   Democrat               2002

The current term for each office expires in January 2007. Persons elected to statewide offices are limited to two terms in office (eight years) from the dates shown above. Mr. Garamendi previously served as elected Insurance Commissioner before term limits were enacted. See "INTRODUCTION TO APPENDIX A" for a description of the result of the October 7, 2003 recall election for Governor indicating that Gray Davis has been recalled as Governor and will be replaced by Arnold Schwarzenegger.

The executive branch is principally administered through twelve major agencies and departments: Business, Transportation and Housing Agency, Child Development and Education Agency, Environmental Protection Agency, Department of Finance, Department of Food and Agriculture, Health and Human Services Agency, Labor and Workforce Development Agency (formerly, Department of Industrial Relations), Resources Agency, State and Consumer Services Agency, Department of Veterans Affairs, Technology, Trade and Commerce Agency (to be eliminated starting January 2004), and Youth and Adult Correctional Agency. In addition, some State programs are administered by boards and commissions, such as The Regents of the University of California, Public Utilities Commission, Franchise Tax Board and California Transportation Commission, which have authority over certain functions of State government with the power to establish policy and promulgate regulations. The appointment of members of boards and commissions is usually shared by the Legislature and the Governor, and often includes ex officio members.

California has a comprehensive system of public higher education comprised of three segments: the University of California, the California State University System and California Community Colleges. The University of California provides undergraduate, graduate and professional degrees to students. Approximately 47,000 degrees were awarded in the 2001-02 school year. About 186,600 full-time students were enrolled at the nine UC campuses and the Hastings College of Law in the 2001-02 school year. The California State University System, provides undergraduate and graduate degrees to students. Approximately 76,000 degrees were awarded in the 2001-02 school year. About 316,400 full-time students were enrolled at the 23 campuses in the 2001-02 school year. The third sector consists of 108 campuses operated by 72 community college districts, which provide associate degrees and certificates. Approximately 114,000 associate degrees and certificates were awarded in the 2001-02 school year. About 1.8 million students were enrolled in California's community colleges in the fall of 2002.

Employee Relations. In 2003-04, the State work force is comprised of approximately 328,000 personnel years, of which approximately 118,000 personnel years represent employees of institutions of higher education. Of the remaining 210,000 personnel years, approximately 160,000 are subject to collective bargaining and approximately 50,000 are excluded from collective bargaining. These numbers will be reduced by Control Section 4.10, which requires a $1.1 billion ($585 million General Fund) reduction in 2003-04 employee compensation costs and the abolishment of 16,000 permanent positions. If collective bargaining produces concessions, the number of positions required for abolishment would be reduced.

State law provides that State employees, defined as any civil service employee of the State and teachers under the jurisdiction of the Department of Education or the Superintendent of Public Instruction, and excluding certain other categories, have a right to form, join, and participate in the activities of employee organizations for the purpose of representation on all matters of employer-employee relations. The chosen employee organization has the right to represent its members, except that once an employee organization is recognized as the exclusive representative of a bargaining unit, only that organization may represent employees in that unit.

The scope of representation is limited to wages, hours, and other terms and conditions of employment. Representatives of the Governor are required to meet and confer in good faith and endeavor to reach agreement with the employee organization, and, if agreement is reached, to prepare a memorandum of understanding and present it to the Legislature for ratification. The Governor and the recognized employee organization are authorized to agree mutually on the appointment of a mediator for the purpose of settling any disputes between the parties, or either party could request the Public Employment Relations Board to appoint a mediator.

State employees are represented by 21 collective bargaining units. The State recently signed Memoranda of Understanding with 16 of these collective bargaining units to achieve current year savings in State personnel costs, a way of mitigating the State's difficult fiscal condition. Two of these contracts expire in June 2004, seven of these contracts expire in June 2005, five of these contracts expire in June 2006, and two of these contracts expire in June 2008. Another collective bargaining unit is under contract until July 2006. The remaining four collective bargaining units, comprising less than 5% of the State workforce, do not have a signed contract; the terms of the prior agreements remain in effect. The Department of Personnel Administration ("DPA") is continuing to negotiate with these units. The State has not experienced a major work stoppage since 1972. The California State Employees' Association ("CSEA") is the exclusive representative for nine of the 21 collective bargaining units, or approximately 50% of those employees subject to collective bargaining. Each of the remaining exclusive representatives represents only one bargaining unit.

Economy and Population

Introduction. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. Employment grew by about 79,000 jobs between January 2002 and May 2002 as the State began to recover. The recovery then stalled, however, and since then, the economy has been sluggish, with unemployment varying narrowly between 6.6% and 6.9% and employment falling by about 14,000 between May 2002 and June 2003. See "CURRENT STATE BUDGET--Economic Assumptions."

Population and Labor Force. The State's July 1, 2002 population of over 35 million represented over 12% of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97% resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48% of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21%, with a population of over 7.0 million.

The following table shows California's population data for 1994 through 2002.

                                    TABLE 13
                             Population 1994-2002(a)

               California       % Increase Over         United States        % Increase Over       California as %
 Year          Population        Preceding Year          Population           Preceding Year      of United States
 ----          ----------        --------------          ----------           --------------      ----------------
1994           31,523,080             0.7%               263,125,821               1.2%                  12.0
1995           31,711,094             0.6                266,278,393               1.2                   11.9
1996           31,962,050             0.8                269,394,284               1.2                   11.9
1997           32,451,746             1.5                272,646,925               1.2                   11.9
1998           32,861,779             1.3                275,854,104               1.2                   11.9
1999           33,417,247             1.7                279,040,168               1.2                   12.0
2000           34,036,376             1.9                282,224,348               1.1                   12.1
2001           34,698,173             1.9                285,317,559               1.1                   12.2
2002           35,301,480             1.7                288,368,698               1.1                   12.2

(a)   Population as of July 1.

Source: U. S. figures from US Department of Commerce, Bureau of the Census;
        California figures from State of California, Department of Finance.

The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 2002.

                                    TABLE 14
                              Labor Force 1993-2002
                                   (Thousands)

                                                                                Unemployment Rate (%)
      Year             Labor Force                Employment              California            United States
      ----             -----------                ----------              ----------            -------------
      1993                15,360                     13,918                   9.4%                    6.9%
      1994                15,450                     14,122                   8.6                     6.1
      1995                15,412                     14,203                   7.8                     5.6
      1996                15,520                     14,400                   7.2                     5.4
      1997                15,960                     14,954                   6.3                     4.9
      1998                16,336                     15,367                   5.9                     4.5
      1999                16,596                     15,732                   5.2                     4.2
      2000                16,884                     16,049                   4.9                     4.0
      2001                17,183                     16,260                   5.4                     4.8
      2002                17,405                     16,242                   6.7                     5.8

----------
Source: State of California, Employment Development Department.

Employment, Income, Construction and Export Growth. The following table shows California's non-agricultural employment distribution and growth for 1992 and 2002.

                                    TABLE 15
               Payroll Employment By Major Sector - 1992 and 2002

                                                                  Employment (Thousands)        % Distribution of Employment
                                                                  ----------------------        ----------------------------
Industry Sector                                                     1992         2002*              1992             2002*
---------------                                                   --------     ---------        -----------         --------
Mining .................................................             35.4         23.5               0.3%             0.2%
Construction ...........................................            471.7        759.9               3.9              5.2
Manufacturing ..........................................
  Nondurable goods .....................................            708.4        689.8               5.8              4.7
  High Technology ......................................            584.4        467.1               4.8              3.2
  Other Durable Goods ..................................            597.6        659.2               4.9              4.5
Transportation and Utilities ...........................            607.4        720.7               5.0              4.9
Wholesale and Retail Trade .............................          2,834.8      3,362.4              23.3             22.9
Finance, Insurance And Real Estate .....................            791.9        847.4               6.5              5.8
Services ...............................................          3,426.3      4,678.2              28.2             31.9
Government
  Federal ..............................................            345.9        256.9               2.9              1.7
  State and Local ......................................          1,749.7      2,193.0              14.4             15.0
                                                                 --------     --------            ------           ------
    TOTAL NON-AGRICULTURAL .............................         12,153.5     14,658.1               100%             100%

----------
*     Preliminary

Source: State of California, Employment Development Department.

The following tables show California's total and per capita income patterns for selected years.

                                    TABLE 16
                Total Personal Income in California l994-2002(a)

             Year                           Millions               % Change(b)              California % of US
---------------------------               ----------               -----------              ------------------
1994(c)....................               $  735,104                     2.9%                        12.5%
1995.......................                  771,470                     4.9                         12.5
1996.......................                  812,404                     5.3                         12.4
1997.......................                  861,557                     6.1                         12.4
1998.......................                  931,564                     8.1                         12.6
1999.......................                  994,862                     6.8                         12.8
2000.......................                1,099,375                    10.5                         13.1
2001.......................                1,128,256                     2.6                         13.0
2002(d)....................                1,138,718                     0.9                         12.8

----------
(a)   Bee's estimates as of September 23, 2002.

(b)   Change from prior year.

(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

(d)   Estimated by California Department of Finance.

Note: Omits income for government employees overseas.

Source: US Department of Commerce, Bureau of Economic Analysis (BEA); State of
        California, Department of Finance.

                                    TABLE 17
                     Per Capita Personal Income 1994-2002(a)

        Year             California         % Change(b)        United States      % Change(b)     California % of US
     ----------          ----------         -----------        -------------      -----------     ------------------
        1994(c)            $23,348              2.3%             $22,340              3.7%                104.5%
        1995                24,339              4.2               23,255              4.1                 104.7
        1996                25,373              4.2               24,270              4.4                 104.5
        1997                26,521              4.5               25,412              4.7                 104.4
        1998                28,240              6.5               26,893              5.8                 105.0
        1999                29,712              5.2               27,880              3.7                 106.6
        2000                32,363              8.9               29,760              6.7                 108.7
        2001                32,655              0.9               30,413              2.2                 107.4
        2002                32,996              1.0               30,941              1.7                 106.6

(a)   Latest estimates by BEA.

(b)   Change from prior year.

(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note: Omits income for government employees overseas.

Source: US Department of Commerce, Bureau of Economic Analysis (BEA).

The following tables show California's residential and non-residential construction.

                                    TABLE 18
                 Residential Construction Authorized by Permits

                                                         Units
                                --------------------------------------------------------
          Year                    Total                  Single                Multiple       Valuation(a) (millions)
       --------                 ---------               --------              ----------      -----------------------
         1995                     85,293                 68,689                  16,604                $13,879
         1996                     94,283                 74,923                  19,360                 15,289
         1997                    111,716                 84,780                  26,936                 18,752
         1998                    125,707                 94,298                  31,409                 21,976
         1999                    140,137                101,711                  38,426                 25,783
         2000                    148,540                105,595                  42,945                 28,142
         2001                    148,757                106,902                  41,855                 28,804
         2002                    167,761                123,865                  43,896                 33,305

----------
(a)   Valuation includes additions and alterations.

Source: Construction Industry Research Board

                                    TABLE 19
                           Nonresidential Construction
                             (Thousands of dollars)

                                                                                  Additions and
     Year           Commercial             Industrial           Other               Alterations             Total
   --------         ----------             ----------        -----------          --------------        -----------
     1995           $2,308,911             $  732,874        $1,050,693             $4,062,273          $ 8,154,751
     1996            2,751,925              1,140,574         1,152,443              4,539,219            9,584,161
     1997            4,271,378              1,598,428         1,378,220              5,021,792           12,269,818
     1998            5,419,251              2,466,530         1,782,337              5,307,901           14,976,019
     1999            5,706,719              2,256,166         2,350,213              6,269,194           16,582,292
     2000            6,962,031              2,206,169         2,204,754              7,252,004           18,624,958
     2001            6,195,368              1,552,047         2,584,321              6,421,551           16,753,287
     2002            5,195,348              1,227,754         2,712,681              5,393,329           14,529,112

----------
Source: Construction Industry Research Board

The following table shows California's export growth for the period from 1995 through 2002.

                                    TABLE 20
                        Exports Through California Ports
                                  (In millions)

                   Year           Exports(a)             % Change
                   ----           ----------             --------
                   1995           $116,825.5               22.2%
                   1996            124,120.0                6.2
                   1997            131,142.7                5.7
                   1998            116,282.4              -11.3
                   1999            122,092.8                5.0
                   2000            148,554.6               21.7
                   2001            127,255.3              -14.3
                   2002            111,340.1              -12.5

            ----------
            (a)   "Free along ship" Value Basis

            Source: US Department of Commerce, Bureau of the Census

Litigation

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General. See "LITIGATION" in the main body of the Official Statement.

Challenge to Discontinuation of Vehicle License Fee Offset. State law establishes an excise tax on motor vehicles and manufactured homes in the amount of two percent (2%) of the vehicle's or home's fair market value. In 1999, pursuant to Revenue and Taxation Code section 10754, the Legislature adopted successive offsets to the vehicle license fee paid by vehicle owners and mobile home owners. As a result of these offsets, the State transferred money each month from the General Fund to local governments in the amount of the cumulative offsets.

In June 2003, the Davis Administration determined that there were insufficient moneys available to be transferred from the General Fund to fund vehicle license fee offset payments the State was making to local governments. This caused the State Department of Motor Vehicles and the State Department of Housing and Community Development to discontinue the offsets and, correspondingly, the amount of vehicle license fees paid by vehicle owners and mobile home owners increased.

On July 1, 2003, several plaintiffs, including several Republican legislators and a non-profit public interest group, filed Howard Jarvis Taxpayers Association, et al. v. California Department of Motor Vehicles (Sacramento County Superior Court, Case No. 03AS03665), in which plaintiffs seek declaratory relief based on several theories, each of which would find the discontinuation of the offset invalid. The court has ruled that the plaintiffs' complaint fails to state a cause of action, and has granted plaintiffs until November 17, 2003, to amend their complaint to adequately plead that they have exhausted their administrative remedies. Plaintiffs have not sought an immediate stay or injunction against the discontinuation of the vehicle license fee offset or on the collection of the statutorily established excise tax. In the event an appellate court judgment declares that the discontinuation of the vehicle license fee offset was invalid, it could result in costs to the State over time in amounts as high as the suspended vehicle license fee offset, which for fiscal year 2003-04 is approximately $4.2 billion.

Bond-Related Matters. The Legislature established the Pension Obligation Bond Committee for the purpose, among others, of issuing bonds to fund all or a portion of the State's fiscal year 2003-04 employer obligation to the Public Employee's Retirement System. In May of 2003, the Committee filed Pension Obligation Bond Committee v. All Persons Interested in the Matter of the Validity of the State of California's Pension Obligation, etc. (Sacramento County Superior Court, Case No. 03AS02994), seeking validation of the bonds and certain contracts pertaining to the bonds pursuant to a validation process established by Code of Civil Procedure sections 860 et seq. The Howard Jarvis Taxpayers Association filed an answer to the Committee's complaint and, a judgment was issued in the matter denying the Committee's request for validation of the bonds. The trial court judge declared that he was unwilling to apply the local government "obligation imposed by law" debt limit exception to the State constitutional debt limit. The Committee has filed a petition for writ of mandate in the California Supreme Court (Case No. S119882), and requested the court's expedited consideration of the petition. Granting expedited consideration is a discretionary act on behalf of the court. The Supreme Court has directed the Howard Jarvis Taxpayers Association to file its opposition to all issues raised by the petition by October 31, 2003.

The Legislature has adopted a statute (Stats. 2003, 1st Ex. Sess. 2003, ch. 13) authorizing the establishment of the Fiscal Recovery Finance Authority for the purpose, among others, of issuing bonds to fund the State's accumulated budget deficit. The amount of the accumulated budget deficit has been identified by the Department of Finance to be approximately $10.7 billion. On September 24, 2003, a complaint was filed in the Sacramento County Superior Court (Fullerton Association of Concerned Taxpayers v. California Fiscal Recovery Financing Authority, et al., Case No. 93AS05319), seeking a declaration that any bonds issued pursuant to the statute without prior voter approval would violate the State constitutional debt limit and a determination that such bonds are invalid, and seeking an injunction against issuing bonds pursuant to the statute. This matter has not been served on any State officers.

Challenge Seeking Payment to Teacher's Retirement Board. In May 2003, the Legislature enacted legislation which reduces a continuing appropriation to the State Teacher's Retirement System's ("CalSTRS") Supplemental Benefit Maintenance Account ("SBMA") for fiscal year 2003-04 by $500 million. The legislative changes also provide that in future fiscal years, the $500 million may be returned if actuarial determinations demonstrate that the money is needed in order for CalSTRS' to make purchasing power protection payments to retired members through 2036. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed Teacher's Retirement Board, as Manager of the California State Teachers, Retirement System, et al. v. Steve Peace, Director of California Department of Finance, and Steve Westly, California State Controller, in the Sacramento County Superior Court (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of the May legislation. It also seeks injunctive and declaratory relief to the same effect.

Actions Seeking Flood-Related Damages. In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahan v. State, (Sacramento County Superior Court, Case No. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for July 12, 2004. The State is vigorously defending the action.

Paterno v. State of California is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled that plaintiffs take nothing from defendants. The outcome of this trial controls with regard to the claims of all other plaintiffs. Plaintiffs filed an appeal with the Court of Appeal (Third Appellate District, Case No. CO40553), and oral argument is presently scheduled for November 19, 2003.

Tax Refund Cases. The State has prevailed at the trial court, and following appeal, in two refund actions, California Assn. of Retail Tobacconists ("CART"), et al. v. Board of Equalization, et al., and Cigarettes Cheaper!, et al. v. Board of Equalization, et al. (consolidated as Court of Appeal, Forth Appellate District, Division 1, Case No. D037599). On September 24, 2003, the California Supreme Court denied the plaintiffs' petitions for review (California Assn. of Retail Tobacconists v. State of California, Case No. S117618). The plaintiffs challenge the constitutionality of Proposition 10, which established the Children and Families Commission ("CFC") and local county commissions and increased the excise tax on tobacco products for the purpose of funding early childhood development programs through the CFC and local commissions. Plaintiffs contend Proposition 10 is unconstitutional under various provisions of the California Constitution, levies an impermissible double tax on certain tobacco products, and violates numerous other provisions of law. It is not yet known whether plaintiffs will seek review by the United States Supreme Court. Any petition must be filed within 90 days after the date review was denied by the California Supreme Court. There is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

Four pending cases allege that Revenue and Tax Code section 24402 ("Section 24402"), which establishes a corporate tax deduction for dividends received that are based on the amount of the dividend-paying corporation's income subject to California franchise taxes, violates the commerce clause of the United States Constitution. Montgomery Ward LLC v. Franchise Tax Board is pending in the San Diego Superior Court (Case No. 802767). In Microsoft Corporation v. Franchise Tax Board (San Francisco County Superior Court, Case No. 400 444), the trial court issued a proposed statement of decision, ruling against the Franchise Tax Board in which the court failed to discuss Section 24402. A request for further exposition of the decision has been filed. In General Motors Corp. v. Franchise Tax Board (Court of Appeal, Second Appellate District, Division 2, Case No. B165665) the trial court determined that Section 24402 violates the commerce clause and the Franchise Tax Board has appealed. In Farmer Brothers Company v. Franchise Tax Board, the trial court also determined that Section 24402 violates the commerce clause and, on appeal, the Second Appellate District, Division 1, affirmed the trial court's decision (Case No. B160061). On August 27, 2003, the California Supreme Court denied the Board's petition for review. A decision as to whether to seek a writ of certiorari from the United States Supreme Court must be made within 90 days of that denial. No decision has been made to date. A final decision adverse to the State in any of these cases could ultimately result in refunds of approximately $400 million to similarly situated taxpayers, with an ongoing annual loss of revenue of approximately $60 million. The State is vigorously litigating this issue.

Five pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. Three of these cases are also cases in which Revenue and Tax Code section 24402 has been challenged, as discussed in the previous paragraph. Montgomery Ward LLC v. Franchise Tax Board is pending in the San Diego Superior Court (Case No. 802767. Toys "R" Us, Inc. v. Franchise Tax Board is pending in Sacramento County Superior Court (Case No. 01-AS-04316). The Toys "R" US trial court has issued a tentative decision in favor of the Franchise Tax Board, but a final judgment has not been issued. The Limited Stores, Inc. and Affiliates v. Franchise Tax Board is pending in the Court of Appeal, First District (Case No. A102915) and General Motors Corp. v. Franchise Tax Board is pending in the Court of Appeal, Second Appellate District, Division 2 (Case No. B165665). The trial courts in both The Limited Stores and General Motors ruled in favor of the Franchise Tax Board on this issue. In Microsoft Corporation v. Franchise Tax Board (San Francisco County Superior Court, Case No. 400 444) the trial court issued a proposed statement of decision, ruling against the Franchise Tax Board. A request for further exposition of the decision has been filed. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $500 million, with a potential future annual revenue loss of $50 million. The State is vigorously litigating this issue.

In Eisenhower Medical Center, et al. v. State Board of Equalization (San Francisco Superior Court, Case No. 994985), 117 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of the Revenue and Tax Code, and thus are exempt from sales and use taxes. The State Board of Equalization ("SBE") does not consider intravenous sets (other than those used primarily for feeding) and diagnostic substances to be medicines and, therefore, those items are subject to sales and use taxes. The trial court ruled in favor of the SBE, and an appeal is expected. Due to a retroactive regulatory change that the SBE adopted during the pendency of this case, specified types of feeding supplies are now exempt from sales and use taxes. Therefore, even if the State prevails on appeal, refunds will be required in the amount of approximately $10 million. Should the plaintiffs ultimately prevail on all contested issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et al., Real Parties in Interest, (Orange County Superior Court, Case No. 00CC003385), the trial court determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The Orange County Superior Court ruled in favor of the plaintiffs in December 2001. That decision was appealed and oral argument is scheduled for December 16, 2003 in the Court of Appeal, Fourth Appellate District. The effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 (see "STATE FINANCES--Proposition 98") in an amount in excess of several billion dollars.

Environmental Cleanup Matter. In a federal Environmental Protection Agency ("US EPA") administrative abatement action entitled In the Matter of: Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (US EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the US EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the US EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the "Government Claims Board"), but litigation on these claims have been tolled by agreement of the parties until at least October, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

Energy-Related Matters. In People v. ACN Energy, Inc., et al. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

Pacific Gas and Electric Company v. The State of California is now pending in the Court of Appeal, Third Appellate District (Case No. C043507). In the trial court, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ("AB 1890") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint sought damages in an amount to be proven, but in an administrative proceeding before the Government Claims Board, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The trial court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. The pending action is PG&E's appeal of that dismissal.

Escheated Property Claims. In five pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): Fong v. Connell (Court of Appeal, Third District, Case No. C042007); Harris v. Connell (Court of Appeal, Second District, Case No. B160741); Lusby-Taylor v. Connell (US Court of Appeals for the Ninth Circuit, Case No. 02-16511); Orfield v. Connell (Los Angeles County Superior Court, Case No. BC288429); and Suever v. Connell (United States District Court, Northern District, Case No. C03-001556). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which the Fong plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. All of these cases, except Fong are styled as class actions, though in Lusby-Taylor and Harris, that issue was not determined prior to the trial court decisions that are being appealed. If one or more of these cases are successful as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in Fong, Harris and Lusby-Taylor. Both Suever and Orfield are in the early stages of litigation in the trial court. The State is vigorously defending all of these actions.

Action Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.

Actions Seeking Program Modifications. In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

In Williams, et al., v. State of California, et al., (San Francisco County Superior Court, Case No. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system including elimination of some types of multi-track, year-round school schedules. The State is vigorously defending this action. Trial is set for August 30, 2004.

In Natural Resources Defense Council et al., v. California Department of Transportation et al., (United States District Court, Central District, Case No. 93-6073-ER- ("JRX")), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act (the "Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3% in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3% increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

The following three cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

In Charles Davis, et al. v. California Health and Human Services Agency, et al., (United States District Court - Northern District, Case No. C00-2532 SBA), the plaintiffs brought a class action under a number of federal acts, including the ADA, seeking declaratory and injunctive relief. Plaintiffs allege that disabled persons institutionalized at San Francisco's Laguna Honda Hospital, a 1,200 bed skilled nursing facility, who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. A settlement has been reached in this matter which, if approved by the court, will result in a State department revising its assessment tool for residents of nursing homes to focus on the propriety of community placement. The parties have agreed that plaintiffs' non-assessment claims will be dismissed without prejudice to plaintiffs' ability to re-file their action once the assessment process is in place. In the event the assessment tool changes are not sufficiently funded, plaintiffs may re-file those claims pertaining to assessment as well.

In Stephen Sanchez, et al. v. Grantland Johnson, et al., (United States District Court - Northern District, Case No. C-00-01593 CW), the plaintiffs have brought a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The court has issued interim rulings on plaintiffs' ADA and Rehabilitation Act claims, finding that the State has a "comprehensive, effectively working plan" for the de-institutionalization of persons with developmental disabilities." The undetermined allegations remain before the court, and these interim rulings are subject to appeal.

In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

Medically Indigent Adult Mandate Claims. In 1997, the California Supreme Court ruled, in a challenge by the County of San Diego, that by excluding medically indigent adults ("MIAs") from Medi-Cal, the State had mandated a new program on the counties within the meaning of Article XIIIB, section 6 of the California Constitution. The Court sent the matter back to the Commission on State Mandates (the "Commission") to decide whether and by what amount the County of San Diego had been forced to incur costs for the care of MIAs in excess of funds provided by the State. The County of San Diego appealed from an adverse Commission decision. The appeal was based on facts specific to County of San Diego. On September 24, 2003, in an unpublished decision, the Court of Appeal (County of San Diego v. Commission on State Mandates et al. (Sept. 24, 2003) D039471) ruled in favor of the County of San Diego on certain of its claims and determined that the State owed the County of San Diego $3.4 million for medical services rendered to MIAs during the two-year period (1991-1992). This decision may be appealed.

The Commission has taken the position that it would be bound to apply the holding of the San Diego case to any new claim for prospective relief brought by any county as a "test claim." Currently, there is a test claim pending before the Commission that was filed by the County of San Bernardino, relating to the same mandate (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and 1594). The amount demanded in the claim for unreimbursed costs for fiscal year 2000-2001 is just over $9.2 million.

The County of San Diego case, together with a test claim on the same subject filed by the County of San Bernardino, poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated claimants, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown. Currently the counties receive approximately $1.3 billion in vehicle license fee revenue and $2.3 billion in sales tax revenue to fund various social services, public health and mental health programs which include the programs that provide services to MIAs.

The determination of how much of the MIA mandate is "unreimbursed" is likely to be impacted by the fact that the vehicle license fee revenue now available to counties may be terminated as a result of the San Diego decision. In 1991 the Legislature increased the vehicle license fee and dedicated a portion of it to cover costs incurred by the counties for various social programs, including the cost of caring for MIAs. This legislation includes so-called "poison pill" provisions that, by their terms, eliminate the counties' vehicle license fee revenue source if a final appellate court decision holds that the legislation transferring responsibility for providing services to MIAs from the State to the counties established a reimbursable state mandate. Related 1991 legislation also authorized the sales tax increment from which the counties pay, among other costs, the cost of caring for MIAs, and established "poison pill" provisions relating to that sale tax increment. These "poison pill" provisions provide that, in the event a final appellate court decision holds that the legislation transferring responsibility for providing services to MIAs from the State to the counties established a reimbursable state mandate, the sales tax increment revenues are to be paid to the General Fund. This could increase the State's Proposition 98 funding guarantee (See "STATE FINANCES--Proposition 98"), which, ultimately, could have the effect under certain "poison pill" provisions, of eliminating the sales tax increment.

State Debt Tables

The tables which follow provide information on outstanding State debt, authorized but unissued general obligation bonds and commercial paper notes, debt service requirements for State general obligation and lease-purchase bonds, and authorized and outstanding State revenue bonds. For purposes of these tables, "General Fund bonds," also known as "non-self liquidating bonds," are general obligation bonds expected to be paid from the General Fund without reimbursement from any other fund. Although the principal of general obligation commercial paper notes in the "non-self liquidating" category is legally payable from the General Fund, the State expects that principal of such commercial paper notes will be paid only from the issuance of new commercial paper notes or the issuance of long-term general obligation bonds to retire the commercial paper notes. Interest on "non-self liquidating" general obligation commercial paper notes is payable from the General Fund.

"Enterprise Fund bonds," also known as "self liquidating bonds," are general obligation bonds for which program revenues are expected to be sufficient to reimburse in full the General Fund for debt service payments, but any failure to make such a reimbursement does not affect the obligation of the State to pay principal and interest on the bonds from the General Fund. As of October 1, 2003, the State did not have any General Obligation Commercial Paper Notes outstanding. The State expects to issue $1,800,000,000 of general obligation bonds on November 13, 2003. The State Public Works Board expects to issue $430,990,000 of lease revenue bonds on December 2, 2003.

          SCHEDULE OF DEBT SERVICE REQUIREMENTS FOR LEASE-PURCHASE DEBT
                              As of October 1, 2003

                                                                 Current Debt
          Fiscal Year                --------------------------------------------------------------------------
        Ending June 30                   Interest               Principal (a)                      Total
        --------------               ---------------           ---------------               ------------------
             2004                  $  271,725,333.60         $  239,466,935.00            $   511,192,268.60(b)
             2005                     338,647,584.05            352,499,507.20                691,147,091.25
             2006                     318,759,840.18            372,167,554.60                690,927,394.78
             2007                     305,084,065.59            325,083,920.44                630,167,986.03
             2008                     285,872,258.35            333,426,787.98                619,299,046.33
             2009                     273,102,770.44            355,352,732.44                628,455,502.88
             2010                     249,521,652.75            343,906,633.76                593,428,286.51
             2011                     220,648,653.93            356,525,000.00                577,173,653.93
             2012                     201,992,986.81            339,905,000.00                541,897,986.81
             2013                     184,141,396.45            348,730,000.00                532,871,396.45
             2014                     165,903,553.81            351,695,000.00                517,598,553.81
             2015                     147,011,187.52            370,285,000.00                517,296,187.52
             2016                     127,321,451.24            351,465,000.00                478,786,451.24
             2017                     108,189,006.84            356,390,000.00                464,579,006.84
             2018                      89,324,937.16            370,915,000.00                460,239,937.16
             2019                      70,168,719.33            329,125,000.00                399,293,719.33
             2020                      52,930,040.95            299,100,000.00                352,030,040.95
             2021                      38,665,705.74            232,490,000.00                271,155,705.74
             2022                      26,543,126.24            202,365,000.00                228,908,126.24
             2023                      17,687,221.62            147,280,000.00                164,967,221.62
             2024                      11,178,852.00             56,075,000.00                 67,253,852.00
             2025                       8,216,555.00             59,035,000.00                 67,251,555.00
             2026                       5,574,756.25             45,215,000.00                 50,789,756.25
             2027                       3,273,798.75             47,475,000.00                 50,748,798.75
             2028                         922,862.50             34,170,000.00                 35,092,862.50
                                   -----------------         -----------------            ------------------
        Total.............         $3,522,408,317.10         $6,620,144,071.42            $10,142,552,388.52
                                   =================         =================            ==================

----------
(a)   Includes scheduled mandatory sinking fund payments.

(b) Total represents the remaining debt service requirements from November 1, 2003 through June 30, 2004.

SOURCE: State of California, Office of the Treasurer.

               AUTHORIZED AND OUTSTANDING GENERAL OBLIGATION BONDS
                       AS OF OCTOBER 1, 2003 (Thousands)

                                                              Voter Authorization
                                                           ------------------------                   CP Program
                                                                                          Bonds       Authorized
                                                              Date        Amount     Outstanding (a)      (b)        Unissued (c)
                                                           ---------    -----------    -----------    -----------    ------------
GENERAL FUND BONDS (Non-Self Liquidating)
California Clean Water, Clean Air, Safe Neighborhood
  Parks, and Coastal Protection Act of 2002 ...........     3/5/2002    $ 2,600,000    $    41,830    $   220,810    $ 2,337,360
California Library Construction and Renovation
  Bond Act of 1988 ....................................    11/8/1988         75,000         46,570              0          2,595
California Library Construction and Renovation
  Bond Act of 2000 ....................................     3/7/2000        350,000          4,530         48,250        297,200
California Park and Recreational Facilities Act of 1984     6/5/1984        370,000        121,705           n.a.          1,100
California Parklands Act of 1980 ......................    11/4/1980        285,000         26,550           n.a.              0
California Safe Drinking Water Bond Law of 1976 .......     6/8/1976        175,000         37,030           n.a.          2,500
California Safe Drinking Water Bond Law of 1984 .......    11/6/1984         75,000         24,720           n.a.              0
California Safe Drinking Water Bond Law of 1986 .......    11/4/1986        100,000         57,790           n.a.              0
California Safe Drinking Water Bond Law of 1988 .......    11/8/1988         75,000         49,015          5,100          2,000
California Wildlife, Coastal, and Park Land
  Conservation Act of 1988 ............................     6/7/1988        776,000        396,050           n a.          7,330
Class Size Reduction Public Education Facilities
  Bond Act of 1998 (Hi Ed) ............................    11/3/1998      2,500,000      1,790,920        675,755              0
Class Size Reduction Public Education Facilities
  Bond Act of 1998 (K-12) .............................    11/3/1998      6,700,000      5,941,750        505,445              0
Clean Air and Transportation Improvement
  Bond Act of 1990 ....................................     6/5/1990      1,990,000      1,305,715        242,490         40,925
Clean Water and Water Conservation Bond Law of 1978 ...     6/6/1978        375,000         34,470           n.a.              0
Clean Water and Water Reclamation Bond Law of 1988 ....    11/8/1988         65,000         46,000              0              0
Clean Water Bond Law of 1970 ..........................    11/3/1970        250,000          4,000           n.a.              0
Clean Water Bond Law of 1974 ..........................     6/4/1974        250,000          8,165           n.a.              0
Clean Water Bond Law of 1984 ..........................    11/6/1984        325,000         77,000           n.a.              0
Community Parklands Act of 1986 .......................     6/3/1986        100,000         39,685           n.a.              0
County Correctional Facility Capital Expenditure
  and Youth Facility Bond Act of 1988 .................    11/8/1988        500,000        296,545              0              0
County Correctional Facility Capital Expenditure
  Bond Act of 1986 ....................................     6/3/1986        495,000        205,350           n.a.              0
County Jail Capital Expenditure Bond Act of 1981 ......    11/2/1982        280,000         54,225           n.a.              0
County Jail Capital Expenditure Bond Act of 1984 ......     6/5/1984        250,000         47,250           n.a.              0
Earthquake Safety and Public Buildings Rehabilitation
  Bond Act of 1990 ....................................     6/5/1990        300,000        205,740         59,450              0
Fish and Wildlife Habitat Enhancement Act of 1984 .....     6/5/1984         85,000         24,240           n.a.          3,000
Hazardous Substance Cleanup Bond Act of 1984 ..........    11/6/1984        100,000          7,000           n.a.              0
Higher Education Facilities Bond Act of 1986 ..........    11/4/1986        400,000        126,000           n.a.              0
Higher Education Facilities Bond Act of 1988 ..........    11/8/1988        600,000        293,575          3,440          7,000
Higher Education Facilities Bond Act of June 1990 .....     6/5/1990        450,000        251,490          2,130              0
Higher Education Facilities Bond Act of June 1992 .....     6/2/1992        900,000        646,345          8,010            270
Housing and Emergency Shelter Trust Fund Act of 2002 ..    11/5/2002      2,100,000              0        980,000      1,120,000
Housing and Homeless Bond Act of 1990 .................     6/5/1990        150,000          6,410           n.a.              0
Kindergarten - University Public Education Facilities
  Bond Act of 2002 (K-12) .............................    11/5/2002     11,400,000      3,945,990      7,454,010              0
Kindergarten - University Public Education Facilities
  Bond Act of 2002 (Hi-Ed) ............................    11/5/2002      1,650,000         15,320        266,680      1,368,000
Lake Tahoe Acquisitions Bond Act ......................     8/2/1982         85,000         25,740           n.a.              0
New Prison Construction Bond Act of 1981 ..............     6/8/1982        495,000         44,250           n.a.              0
New Prison Construction Bond Act of 1984 ..............     6/5/1984        300,000         37,500           n.a.              0
New Prison Construction Bond Act of 1986 ..............    11/4/1986        500,000        168,820           n.a.          1,500
New Prison Construction Bond Act of 1988 ..............    11/8/1988        817,000        401,130              0         12,260
New Prison Construction Bond Act of 1990 ..............     6/5/1990        450,000        234,450          6,125              0
Passenger Rail and Clean Air Bond Act of 1990 .........     6/5/1990      1,000,000        583,680         10,565              0
Public Education Facilities Bond Act of 1996 (K-12) ...    3/26/1996      2,025,000      1,704,115         46,790              0
Public Education Facilities Bond Act of 1996 (Hi-Ed) ..    3/26/1996        975,000        868,740         29,630          8,700
1988 School Facilities Bond Act .......................    11/8/1988        800,000        417,525          2,665              0
1990 School Facilities Bond Act .......................     6/5/1990        800,000        439,915          2,990              0
1992 School Facilities Bond Act .......................    11/3/1992        900,000        576,392          6,614              0
Safe, Clean Reliable Water Supply Act of 1996 .........    11/5/1996        995,000        462,425        281,165        226,000
Safe Drinking Water Bond Act of 2000 ..................     3/7/2000      1,970,000        329,600        756,147        873,800
Safe Neighborhood Parks Bond Act of 2000 ..............     3/7/2000      2,100,000        711,005        259,100      1,117,000
School Building and Earthquake Bond Act of 1974 .......    11/5/1974         40,000         30,655           n.a.              0
School Facilities Bond Act of 1988 ....................     6/7/1988        800,000        370,480           n.a.              0
School Facilities Bond Act of 1990 ....................    11/6/1990        800,000        475,570          2,550              0
School Facilities Bond Act of 1992 ....................     6/2/1992      1,900,000      1,175,450         17,290              0
Seismic Retrofit Bond Act of 1996 .....................    3/26/1996      2,000,000      1,604,580        269,645              0
Senior Center Bond Act of 1984 ........................    11/6/1984         50,000          7,250           n.a.              0
State Beach, Park, Recreational and Historical
  Facilities Bonds ....................................     6/4/1974        250,000            495           n.a.              0
State School Building Lease-Purchase Bond Law of 1982 .    11/2/1982        500,000         22,685           n.a.              0
State School Building Lease-Purchase Bond Law of 1984 .    11/6/1984        450,000        102,500           n.a.              0
State School Building Lease-Purchase Bond Law of 1986 .    11/4/1986    $   800,000    $   266,800    $      n.a.    $         0
State, Urban, and Coastal Park Bond Act of 1976 .......    11/2/1976        280,000         13,505           n.a.              0
Veterans' Homes Bond Act of 2000 ......................     3/7/2000         50,000              0         45,000          5,000
Voting Modernization Bond Act of 2002 .................     3/5/2002        200,000              0        155,000         45,000
Water Conservation and Water Quality Bond Law of 1986 .     6/3/1986        150,000         68,780           n.a.         27,600
Water Conservation Bond Law of 1988 ...................    11/8/1988         60,000         37,280          6,266          5,234
Water Security, Clean Drinking Water, Coastal and
  Beach Protection Act of 2002 ........................    11/5/2002      3,440,000         72,670      1,259,430      2,107,900
                                                                        -----------    -----------    -----------    -----------
    Total General Fund Bonds ..........................                 $63,078,000    $27,432,962    $13,628,542    $ 9,619,274
                                                                        -----------    -----------    -----------    -----------

                                                              Voter Authorization
                                                           ------------------------                   CP Program
                                                                                          Bonds       Authorized
                                                              Date        Amount     Outstanding (a)      (b)        Unissued (c)
                                                           ---------    -----------    -----------    -----------    ------------

NTERPRISE FUND BONDS (Self Liquidating)
California Water Resources Development Bond
  Act of 1959 .........................................    11/8/1960    $ 1,750,000    $   806,940    $      n.a.    $   167,600
Veterans Bonds ........................................          (d)      4,510,000      1,864,025              0        605,585
                                                                        -----------    -----------    -----------    -----------
    Total Enterprise Fund Bonds .......................                 $ 6,260,000    $ 2,670,965    $         0    $   773,185
                                                                        -----------    -----------    -----------    -----------
TOTAL GENERAL OBLIGATION BONDS ........................                 $69,338,000    $30,103,927    $13,628,542    $10,392,459
                                                                        ===========    ===========    ===========    ===========

----------
(a) Includes the initial value of capital appreciation bonds rather than the secreted value.

(b) Represents the total amount of commercial paper authorized by Finance Committees that could be issued for new money projects. Of this amount, no more than $2 billion of commercial paper can be issued at any time. Currently, there is $0.00 of commercial paper issued and outstanding. The bond acts marked as "n..a." are not legally permitted to utilize commercial paper, or all bonds were issued before the commercial paper program began.

(c)   Treats full commercial paper authorization as issued; see footnote (b).

(d)   Various dates.

SOURCE: State of California, Office of the Treasurer.

             SCHEDULE OF DEBT SERVICE REQUIREMENTS FOR GENERAL FUND
                          GENERAL OBLIGATION BONDS (a)
                  (Non-Self Liquidating) As of October 1, 2003

                                                                        Current Debt
        Fiscal Year                          ---------------------------------------------------------------------
        Ending June 30                            Interest              Principal (b)                  Total
        ------------------------             ------------------     ------------------          ------------------
        2004 ...................             $   836,259,033.53     $   286,555,000.00          $ 1,122,814,033.53(c)
        2005 ...................               1,357,591,057.59       1,244,789,388.71            2,602,380,446.30
        2006 ...................               1,283,636,860.00       1,173,910,000.00            2,457,546,860.00
        2007 ...................               1,214,666,425.93       1,204,445,000.00            2,419,111,425.93
        2008 ...................               1,149,031,802.93       1,331,543,078.31            2,480,574,881.24
        2009 ...................               1,075,729,153.75       1,344,375,000.00            2,420,104,153.75
        2010 ...................               1,000,681,073.06       1,395,720,000.00            2,396,401,073.06
        2011 ...................                 925,998,656.09       1,358,369,045.16            2,284,367,701.25
        2012 ...................                 848,660,462.55       1,000,470,000.00            1,849,130,462.55
        2013 ...................                 796,713,063.75         862,130,000.00            1,658,843,063.75
        2014 ...................                 754,204,683.39         739,730,000.00            1,493,934,683.39
        2015 ...................                 717,751,867.19         750,140,000.00            1,467,891,867.19
        2016 ...................                 678,328,795.21         685,515,000.00            1,363,843,795.21
        2017 ...................                 641,361,433.35         718,375,000.00            1,359,736,433.35
        2018 ...................                 604,119,507.23         742,660,000.00            1,346,779,507.23
        2019 ...................                 565,254,157.25         789,615,000.00            1,354,869,157.25
        2020 ...................                 524,243,981.00         817,080,000.00            1,341,323,981.00
        2021 ...................                 482,907,432.25         766,515,000.00            1,249,422,432.25
        2022 ...................                 443,367,368.50         902,960,000.00            1,346,327,368.50
        2023 ...................                 395,806,562.70         913,720,000.00            1,309,526,562.70
        2024 ...................                 350,253,835.34         785,265,000.00            1,135,518,835.34
        2025 ...................                 310,641,239.08         845,680,000.00            1,156,321,239.08
        2026 ...................                 267,484,176.34         817,740,000.00            1,085,224,176.34
        2027 ...................                 226,226,882.59         819,105,000.00            1,045,331,882.59
        2028 ...................                 184,450,249.09         858,235,000.00            1,042,685,249.09
        2029 ...................                 141,378,340.00         769,830,000.00              911,208,340.00
        2030 ...................                 102,320,895.75         820,835,000.00              923,155,895.75
        2031 ...................                  61,155,454.50         529,160,000.00              590,315,454.50
        2032 ...................                  36,236,695.00         452,070,000.00              488,306,695.00
        2033 ...................                  14,202,037.50         306,425,000.00              320,627,037.50
                                             ------------------     ------------------          ------------------
            Total ..............             $17,990,663,182.44     $26,032,961,512.18          $44,023,624,694.62
                                             ==================     ==================          ==================

      ----------
      (a) Does not include debt service payments on $1,400,000,000 State of California General Obligation Variable Rate Bonds due 2033.

      (b)   Includes scheduled mandatory sinking fund payments.

      (c) Total represents the remaining debt service requirements from November 1, 2003 through June 30, 2004. SOURCE: State of California, Office of the Treasurer.

          STATE PUBLIC WORKS BOARD AND OTHER LEASE-PURCHASE FINANCING -
                       OUTSTANDING ISSUES October 1, 2003

Name of Issue                                                                    Outstanding
-------------                                                                  --------------
GENERAL FUND SUPPORTED ISSUES:
State Public Works Board
California Community Colleges .........................................        $  536,530,000
Department of the Youth Authority .....................................            17,320,000
Department of Corrections* ............................................         2,284,626,689
Energy Efficiency Program (Various State Agencies) (a) ................            74,770,000
The Regents of The University of California* (b) ......................         1,151,602,382
Trustees of The California State University ...........................           584,005,000
Various State Office Buildings ........................................         1,093,130,000
                                                                               --------------
  Total State Public Works Board Issues ...............................        $5,741,984,071
  Total Other State Building Lease Purchase Issues (c) ................        $  878,160,000
                                                                               --------------
  Total General Fund Supported Issues .................................        $6,620,144,071
SPECIAL FUND SUPPORTED ISSUES:
East Bay State Building Authority Certificates of Participation
  (State of California Department of Transportation)* .................        $   67,047,955
San Bernardino Joint Powers Financing Authority
  (State of California Department of Transportation) ..................            55,380,000
San Francisco State Building Authority
  (State of California Department of General Services Lease) (d) ......            38,685,000
                                                                               --------------
  Total Special Fund Supported Issues .................................        $  161,112,955
TOTAL .................................................................        $6,781,257,026
                                                                               ==============

----------
* Includes the initial value of capital appreciation bonds rather than the accreted value.

(a)   This program is self-liquidating based on energy cost savings.

(b) The Regents' obligations to the State Public Works Board are payable from lawfully available funds of The Regents which are held in The Regents' treasury funds and are separate from the State General Fund. A portion of The Regents' annual budget is derived from General Fund appropriations.

(c) Includes $180,450,000 Sacramento City Financing Authority Lease Revenue Bonds State of California - Cal EPA Building, 1998 Series A, which are supported by lease rentals from the California Environmental Protection Agency; these rental payments are subject to annual appropriation by the State Legislature.

(d)   The sole tenant is the California Public Utilities Commission.

SOURCE: State of California, Office of the Treasurer.

            SCHEDULE OF DEBT SERVICE REQUIREMENTS FOR ENTERPRISE FUND
                  GENERAL OBLIGATION BONDS (Self Liquidating)
                              AS OF OCTOBER 1, 2003

                                                                    Current Debt
       Fiscal Year                 ------------------------------------------------------------------------------
      Ending June 30                    Interest                    Principal (a)                      Total
      --------------               -----------------             -----------------              -----------------
           2004                    $  119,440,515.65             $   66,065,000.00              $  185,505,515.65(b)
           2005                       145,344,837.25                131,840,000.00                 277,184,837.25
           2006                       135,947,998.50                144,455,000.00                 280,402,998.50
           2007                       125,907,629.76                156,545,000.00                 282,452,629.76
           2008                       115,116,952.29                152,905,000.00                 268,021,952.29
           2009                       104,513,601.25                153,725,000.00                 258,238,601.25
           2010                        93,545,886.55                168,695,000.00                 262,240,886.55
           2011                        83,950,470.77                126,905,000.00                 210,855,470.77
           2012                        76,437,886.00                169,860,000.00                 246,297,886.00
           2013                        68,092,160.62                171,035,000.00                 239,127,160.62
           2014                        60,721,567.25                136,035,000.00                 196,756,567.25
           2015                        54,714,273.15                118,935,000.00                 173,649,273.15
           2016                        48,788,367.00                122,130,000.00                 170,918,367.00
           2017                        42,549,819.39                130,125,000.00                 172,674,819.39
           2018                        36,508,729.09                105,235,000.00                 141,743,729.09
           2019                        31,151,899.21                101,050,000.00                 132,201,899.21
           2020                        26,763,528.05                 66,260,000.00                  93,023,528.05
           2021                        23,192,791.29                 60,385,000.00                  83,577,791.29
           2022                        19,895,027.39                 56,870,000.00                  76,765,027.39
           2023                        17,273,135.76                 38,275,000.00                  55,548,135.76
           2024                        15,128,625.52                 40,535,000.00                  55,663,625.52
           2025                        12,831,771.91                 43,880,000.00                  56,711,771.91
           2026                        10,584,088.75                 38,415,000.00                  48,999,088.75
           2027                         8,956,152.50                 20,745,000.00                  29,701,152.50
           2028                         7,987,927.50                 14,315,000.00                  22,302,927.50
           2029                         6,890,681.25                 25,420,000.00                  32,310,681.25
           2030                         5,404,392.50                 28,100,000.00                  33,504,392.50
           2031                         3,892,867.50                 25,920,000.00                  29,812,867.50
           2032                         2,395,225.00                 27,375,000.00                  29,770,225.00
           2033                           812,977.50                 28,930,000.00                  29,742,977.50
                                   -----------------             -----------------              -----------------
     Total.............            $1,504,741,786.15             $2,670,965,000.00              $4,175,706,786.15
                                   =================             =================              =================

(a)   Includes scheduled mandatory sinking fund payments.

(b) Total represents the remaining debt service requirements from November 1, 2003 through June 30, 2004.

SOURCE: State of California, Office of the Treasurer.

           OUTSTANDING STATE DEBT FISCAL YEARS 1997-98 THROUGH 2001-02
            (Dollars in Thousands Except for Per Capita Information)

                                                  1997-98          1998-99          1999-00           2000-01            2001-02
                                               ------------     ------------     ------------     --------------     --------------
Outstanding Debt(a)
General Obligation Bonds
General Fund (Non-Self Liquidating) ...        $ 14,932,766     $ 16,202,211     $ 17,869,616     $   20,472,893     $   22,115,362
Enterprise Fund (Self Liquidating) ....           3,906,950        3,674,020        3,474,900          3,396,215          3,211,310
                                               ------------     ------------     ------------     --------------     --------------
  Total ...............................        $ 18,839,716     $ 19,876,231     $ 21,344,516     $   23,869,108     $   25,326,672
Lease-Purchase Debt ...................           6,639,620        6,671,534        6,627,944          6,413,260          6,341,935
                                               ------------     ------------     ------------     --------------     --------------
 Total Outstanding General
   Obligation Bonds and
   Lease-Purchase Debt ................        $ 25,479,336     $ 26,547,765     $ 27,972,460     $   30,282,368     $   31,668,607
Bond Sales During Fiscal Year
Non-Self Liquidating General
   Obligation Bonds ...................        $  1,667,820     $  2,294,650     $  2,750,000     $    4,419,665     $    3,905,025
Self Liquidating General
   Obligation Bonds ...................        $    447,535     $     80,000     $    126,500     $      358,625     $      111,325
Lease-Purchase Debt ...................        $  1,245,190     $    456,410     $    293,235     $      214,585     $      229,105
Debt Service (b)
Non-Self Liquidating General
   Obligation Bonds ...................        $  1,878,026     $  1,934,628     $  2,045,566     $    2,279,636     $    2,367,570
Lease-Purchase Debt ...................        $    577,987     $    652,131     $    654,485     $      670,228     $      647,568
General Fund Receipts (b) .............        $ 55,261,557     $ 58,510,860     $ 72,226,473     $   78,330,406     $   66,604,508
Non-Self Liquidating General
   Obligation Bonds
Debt Service as a Percentage
   of General Fund Receipts ...........                3.40%            3.31%            2.83%              2.91%              3.55%
Lease-Purchase Debt Service as
   a Percentage of General
   Fund Receipts ......................                1.05%            1.11%            0.91%              0.86%              0.97%
Population (c) ........................          32,451,746       32,861,779       33,417,248         34,039,611         34,729,535
Non-Self Liquidating General
   Obligation Bonds
   Outstanding Per Capita .............        $     460.15     $     493.04     $     534.74     $       601.44     $       636.79
Lease-Purchase Debt
   Outstanding Per Capita .............        $     204.60     $     203.02     $     198.34     $       188.41     $       182.61
Personal Income (d) ...................        $861,557,000     $931,627,000     $997,293,000     $1,094,770,000     $1,116,602,000
Non-Self Liquidating General
   Obligation Bonds
Outstanding as Percentage of
   Personal Income ....................                1.73%            1.74%            1.79%              1.87%              1.98%
Lease-Purchase Debt
   Outstanding as Percentage
   of Personal Income .................                0.77%            0.72%            0.66%              0.59%              0.57%

(a) As of last day of fiscal year. Includes the initial value of capital appreciation bonds rather than the accreted value.

(b) Calculated on a cash basis; debt service costs of bonds issued in any fiscal year largely appear in subsequent fiscal year.

(c)   As of July 1, the beginning of the fiscal year.

(d) Annual Totals: US BEA, revised 1997-2000; DOF Estimated 2001. California Department of Finance.

SOURCES: Population: State of California, Department of Finance, Personal
         Income: State of California, Department of Finance; United States, Department of Commerce, Bureau of Economic Analysis (BEA), Outstanding Debt, Bonds Sales During Fiscal Year and Debt Service: State of California, Office of the Treasurer. General Fund Receipts: State of California, Office of the State Controller.

                STATE AGENCY REVENUE BONDS AND CONDUIT FINANCING
                             As of December 31, 2002

            Issuing Agency                                                                                Outstanding(a)
                                                                                                         ---------------
            State Programs Financing:
            California State University ..........................................................       $   625,118,000
            California Transportation Commission .................................................                    --
            Department of Water Resources - Central Valley Project ...............................         2,398,180,000
            Department of Water Resources - Power Supply Program .................................        11,263,500,000
            The Regents of the University of California(b) .......................................         3,962,335,000
            Trade and Commerce Agency ............................................................                    --

            Housing Financing:
            California Housing Finance Agency ....................................................         8,158,493,913
            Veterans Revenue Debenture ...........................................................           534,040,000

            Conduit Financing:
            California Alternative Energy and Advanced Transportation Financing Authority ........            58,610,000
            California Educational Facilities Authority ..........................................         2,632,319,951
            California Health Facilities Financing Authority .....................................         6,396,805,195
            California Infrastructure and Economic Development Bank(c) ...........................         1,831,618,173
            California Passenger Rail Financing Commission .......................................                    --
            California Pollution Control Financing Authority .....................................         4,602,162,399
            California School Finance Authority ..................................................                90,000
            California Student Loan Authority ....................................................            95,260,000
            California Urban Waterfront Area Restoration Financing Authority .....................                    --
                                                                                                         ---------------
                 TOTAL ...........................................................................       $42,558,532,631
                                                                                                         ===============

(a)   Totals for California State University, Department of Water
      Resources-Central Valley Project, and Veterans Revenue Debenture were provided by the State of California, Office of the Treasurer. All other totals were provided by the listed issuing agency.

(b)   Includes $319,635,000 in Certificates of Participation.

(c) Does not include $6 billion of "rate reduction bonds" issued by special purpose trusts for the benefit of four investor-owned electric utility companies representing interests in certain electric rate surcharges.

                         SELIGMAN MUNICIPAL SERIES TRUST

                        Seligman Florida Municipal Series

                       Statement of Additional Information
                                   May 3, 2004

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 2, 2004 (the "Prospectus"), offering Class A shares, Class C shares and Class D shares. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents

       Fund History ...............................................  2
       Description of the Fund and its Investments and Risks ......  2
       Management of the Fund .....................................  7
       Control Persons and Principal Holders of Securities.........  11
       Investment Advisory and Other Services .....................  12
       Brokerage Allocation and Other Practices ...................  17
       Shares of Beneficial Interest and Other Securities .........  18
       Purchase, Redemption, and Pricing of Shares ................  19
       Taxation of the Fund .......................................  23
       Underwriters................................................  26
       Calculation of Performance Data ............................  27
       Financial Statements........................................  30
       General Information.........................................  30
       Appendix A .................................................  32
       Appendix B .................................................  35

TEB1B

                                  Fund History

Seligman Municipal Series Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

             Description of the Fund and its Investments and Risks

Classification

Seligman Municipal Series Trust (the "Series") is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate series, of which Seligman Florida Municipal Series is discussed in this SAI:

Seligman California Municipal High-Yield Series
Seligman California Municipal Quality Series
Seligman Florida Municipal Series ("Florida Fund")
Seligman North Carolina Municipal Series

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Prospectus.

The Fund seeks to provide high income exempt from regular federal income taxes consistent with preservation of capital. The Fund also invests with consideration given to capital gain.

The Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"). Municipal Securities rated in these categories are commonly referred to as investment grade. The Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

Florida Municipal Securities. Florida Municipal Securities include notes, bonds and commercial paper issued by or on behalf of the State of Florida, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes. Such securities are traded primarily in an over-the-counter market. The Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended ("1940 Act"), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Fund invests principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Fund may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

      1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

      2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. The Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that the Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or issuer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or (2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, the Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. The Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Fund currently does not purchase participation interests and has no current intention of doing so.

When-Issued Securities. The Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. The Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. The Fund meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in the Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Fund is authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Fund has no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at the Fund's option, specified securities at a specified price.

The price which the Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, the Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Trustees may, in the future, consider whether the Funds should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, the Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission ("SEC") for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the SEC will issue such an order.

Standby commitments with respect to portfolio securities of the Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of the Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the SEC.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and Florida personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of the Fund's net assets.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of the Fund. Under these policies, the Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for trustees;

- Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

- Purchase or sell commodities or commodity contracts including futures contracts; or

- Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of the Fund, municipal securities satisfying the Fund's investment objectives may not be purchased, the Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "Florida Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, the Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended September 30, 2003 and 2002 were 12.51% and 10.19%, respectively. The fluctuation in portfolio turnover rates of the Fund resulted from conditions in the Florida municipal market and bond market in general. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

                             Management of the Fund

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Trustees and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                                           Number
                                                                                                                             of
                                                                                                                         Portfolios
                                Term of                                                                                    in Fund
                              Office and                                                                                   Complex
                              Length of                                                                                   Overseen
 Name, (Age), Position(s)        Time             Principal Occupation(s) During Past 5 Years, Trusteeships                  by
         With Fund              Served*                           and Other Information                                   Trustee
         ---------              -------                           ---------------------                                   -------
------------------------------------------------------------------------------------------------------------------------------------
                                                INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert B. Catell (67)        2003 to Date    Chairman and Chief Executive Officer of KeySpan Corporation,                    60
Trustee                                      diversified energy, gas and electric company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**
                                             (with the exception of Seligman Cash Management Fund, Inc.); Director or Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas
                                             Liquids, Ltd., The Houston Exploration Company, oil and gas
                                             exploration, development and production companies; Edison Electric
                                             Institute, New York State Energy Research and Development Authority,
                                             Independence Community Bank, Business Council of New York State, Inc.,
                                             New York City Partnership and the Long Island Association, business and civic organizations.

John R. Galvin (74)          1995 to Date    Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts                    61
Trustee                                      University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American Council
                                             on Germany. Formerly, Director, USLIFE Corporation, life insurance and
                                             Raytheon Co., defense and commercial electronics; Governor of the
                                             Center for Creative Leadership. From June 1987 to June 1992, he was
                                             the Supreme Allied Commander, Europe and the Commander-in-Chief,
                                             United States European Command.

Alice S. Ilchman (69)        1991 to Date    President Emerita, Sarah Lawrence College; Director or Trustee of each          61
Trustee                                      of the investment companies of the Seligman Group of Funds**;
                                             Director, Jeannette K. Watson Summer Fellowship, summer internships for college students; Trustee, Save the Children, non-profit child-assistance organization, and the Committee for Economic
                                             Development; Governor, Court of Governors, London School of Economics;
                                             and Director, Public Broadcasting Service (PBS). Formerly, Chairman,
                                             The Rockefeller Foundation, charitable foundation; and Director, New
                                             York Telephone Company.

                                                                                                                           Number
                                                                                                                             of
                                                                                                                         Portfolios
                                Term of                                                                                    in Fund
                              Office and                                                                                   Complex
                              Length of                                                                                   Overseen
 Name, (Age), Position(s)        Time             Principal Occupation(s) During Past 5 Years, Trusteeships                  by
         With Fund              Served*                           and Other Information                                   Trustee
         ---------              -------                           ---------------------                                   -------
Frank A. McPherson (71)      1995 to Date    Retired Chairman of the Board and Chief Executive Officer of                    61
Trustee                                      Kerr-McGee Corporation, diversified energy and chemical company;
                                             Director or Trustee of each of the investment companies of the
                                             Seligman Group of Funds**; Director, ConocoPhillips, integrated international oil corporation, Integris Health, owner of various hospitals, BOK Financial, bank holding company, Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and
                                             Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and
                                             Oklahoma Foundation for Excellence in Education. Formerly, Director,
                                             Kimberly-Clark Corporation, consumer products and the Federal Reserve
                                             System's Kansas City Reserve Bank.

John E. Merow (74)           1984 to Date    Retired Chairman and Senior Partner, Sullivan & Cromwell LLP, law               61
Trustee                                      firm; Director or Trustee of each of the investment companies of the
                                             Seligman Group of Funds**; Director, Commonwealth Industries, Inc.,
                                             manufacturer of aluminum sheet products; Director Emeritus, the
                                             Municipal Art Society of New York; Executive Committee Member and
                                             Secretary, the U.S. Council for International Business; Trustee, New
                                             York-Presbyterian Hospital; Trustee and Vice Chairman, New
                                             York-Presbyterian Healthcare System, Inc.; and Member of the American
                                             Law Institute and the Council on Foreign Relations.

Betsy S. Michel (61)         1984 to Date    Attorney; Director or Trustee of each of the investment companies of            61
Trustee                                      the Seligman Group of Funds**; Trustee, The Geraldine R. Dodge
                                             Foundation, charitable foundation, and World Learning, Inc., international educational training. Formerly, Chairman of the Board of
                                             Trustees of St. George's School (Newport, RI).

Leroy C. Richie (62)         2000 to Date    Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.,              60
Trustee                                      library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director,
                                             Kerr-McGee Corporation, diversified energy and chemical company, and
                                             Infinity, Inc., oil and gas services and exploration; Director and
                                             Chairman, Highland Park Michigan Economic Development Corp. Formerly,
                                             Trustee, New York University Law Center Foundation; Vice Chairman,
                                             Detroit Medical Center and Detroit Economic Growth Corp.; Chairman and
                                             Chief Executive Officer, Capital Coating Technologies, Inc., applied coating technologies; and Vice President and General Counsel,
                                             Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (71)        1984 to Date    Retired Vice President, Pfizer Inc., pharmaceuticals; Director or               61
Trustee                                      Trustee of each of the investment companies of the Seligman Group of
                                             Funds**. Formerly, Director, USLIFE Corporation, life insurance.

James N. Whitson (69)        1993 to Date    Retired Executive Vice President and Chief Operating Officer, Sammons           61
Trustee                                      Enterprises, Inc., a diversified holding company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**;
                                             and Director, CommScope, Inc., manufacturer of coaxial cable.
                                             Formerly, Director and Consultant, Sammons Enterprises, Inc. and
                                             Director, C-SPAN.
------------------------------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES AND PRINCIPAL OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
William C. Morris*** (66)    1988 to Date    Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board            61
Trustee and Chairman of                      and Director or Trustee of each of the investment companies of the
the Board                                    Seligman Group of Funds**; Chairman, Seligman Advisors, Inc., Seligman
                                             Services, Inc., and Carbo Ceramics Inc., manufacturer of ceramic proppants for oil and gas industry; Director, Seligman Data Corp.; and
                                             President and Chief Executive Officer, The Metropolitan Opera
                                             Association. Formerly, Director, Kerr-McGee Corporation, diversified energy and chemical company and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

                                                                                                                           Number
                                                                                                                             of
                                                                                                                         Portfolios
                                Term of                                                                                    in Fund
                              Office and                                                                                   Complex
                              Length of                                                                                   Overseen
 Name, (Age), Position(s)        Time             Principal Occupation(s) During Past 5 Years, Trusteeships                  by
         With Fund              Served*                           and Other Information                                   Trustee
         ---------              -------                           ---------------------                                   -------
Brian T. Zino*** (51)         Dir.: 1993     Director and President, J. & W. Seligman & Co. Incorporated; Chief              61
Trustee, President and          to Date      Executive Officer, President and Director or Trustee of each of the
Chief Executive Officer     Pres.: 1995 to   investment companies of the Seligman Group of Funds**; Director,
                                 Date        Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman,
                           CEO.: Nov. 2002   Seligman Data Corp.; Member of the Board of Governors of the
                               to Date       Investment Company Institute; and Chairman, ICI Mutual Insurance
                                             Company.

Thomas G. Moles (61)         1984 to Date    Director and Managing Director, J. & W. Seligman & Co. Incorporated;            N/A
Vice President and                           Vice President and Co-Portfolio Manager, Seligman Municipal Fund
Co-Portfolio Manager                         Series, Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman
                                             Pennsylvania Municipal Fund Series; Executive Vice President and
                                             Co-Portfolio Manager, Seligman Quality Municipal Fund, Inc. and
                                             Seligman Select Municipal Fund, Inc., two closed-end investment companies; and Director, Seligman Advisors, Inc. and Seligman
                                             Services, Inc. Formerly, President, Seligman Quality Municipal Fund,
                                             Inc. and Seligman Select Municipal Fund, Inc.

Eileen A. Comerford (45)     2003 to Date    Senior Vice President, Investment Officer, J. & W. Seligman & Co.               N/A
Co-Portfolio Manager                         Incorporated; Co-Portfolio Manager, Seligman Municipal Fund Series,
                                             Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman
                                             Pennsylvania Municipal Fund Series, Vice President and Co-Portfolio
                                             Manager, Seligman Quality Municipal Fund, Inc. and Seligman Select
                                             Municipal Fund, Inc., two closed-end investment companies.

Thomas G. Rose (46)          2000 to Date    Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,            N/A
Vice President                               Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of
                                             each of the investment companies of the Seligman Group of Funds** and of Seligman Services, Inc. and Seligman International, Inc. Formerly,
                                             Treasurer of each of the investment companies of the Seligman Group of
                                             Funds and of Seligman Data Corp.

Lawrence P. Vogel (47)       V.P.: 1992      Senior Vice President and Treasurer, Investment Companies, J. & W.              N/A
Vice President and            to Date        Seligman & Co. Incorporated; Vice President and Treasurer of each of
Treasurer                   Treas.: 2000     the investment companies of the to Seligman Group of Funds** and of
                                Date         Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W.
                                             Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
                                             International, Inc. and Seligman Data Corp.; Vice President, Seligman
                                             Services, Inc.; and Treasurer, Seligman International, Inc. and
                                             Seligman Henderson Co.

Frank J. Nasta (39)         1994 to Date     Managing Director, General Counsel and Corporate Secretary, J. & W.             N/A
Secretary                                    Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**; and Corporate Secretary,
                                             Seligman Advisors, Inc., Seligman Services, Inc., Seligman
                                             International, Inc. and Seligman Data Corp. Formerly, Corporate
                                             Secretary, Seligman Henderson Co. and Senior Vice President, Law and
                                             Regulation Department, J. & W. Seligman & Co., Incorporated.

----------
* Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds currently consists of twenty-three registered investment companies.

*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met six times during the year ended September 30, 2003. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended September 30, 2003. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met three times during the year ended September 30, 2003. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.

Beneficial Ownership of Shares

As of September 30, 2003, the Trustees beneficially owned shares in the Funds and the Seligman Group of Funds as follows:

                                                                             Aggregate Dollar Range of Shares
                                        Dollar Range of Fund Shares Owned    Owned by Trustee in the Seligman
                 Name                               By Trustee                         Group of Funds
                 ----                               ----------                         --------------
        -----------------------------------------------------------------------------------------------------
                                              INDEPENDENT TRUSTEES
        -----------------------------------------------------------------------------------------------------
        Robert B. Catell                               None                         $50,001 - $100,000
        John R. Galvin                                 None                         $50,001 - $100,000
        Alice S. Ilchman                               None                           Over $100,000
        Frank A. McPherson                             None                           Over $100,000
        John E. Merow                                  None                           Over $100,000
        Betsy S. Michel                                None                           Over $100,000
        Leroy C. Richie                                None                         $10,001 - $50,000
        Robert L. Shafer                               None                           Over $100,000
        James N. Whitson                               None                           Over $100,000
        -----------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEES
        -----------------------------------------------------------------------------------------------------
        William C. Morris                              None                           Over $100,000
        Brian T. Zino                                  None                           Over $100,000

Compensation

                                                                          Pension or             Total Compensation
                                                       Aggregate       Retirement Benefits          from Fund and
            Name and                                 Compensation      Accrued as Part of         Fund Complex Paid
       Position with Fund                            from Fund (1)       Fund Expenses           to Trustees (1)(2)
       ------------------                            -------------       -------------           ------------------
Robert B. Catell, Trustee(3)                             $209                 N/A                     $  34,413
John R. Galvin, Trustee                                   691                 N/A                       102,000
Alice S. Ilchman, Trustee                                 665                 N/A                        99,000
Frank A. McPherson, Trustee                               665                 N/A                        99,000
John E. Merow, Trustee                                    691                 N/A                       102,000
Betsy S. Michel, Trustee                                  691                 N/A                       102,000
Leroy C. Richie, Trustee                                  709                 N/A                       102,000
James Q. Riordan, Trustee(4)                              423                 N/A                        58,500
Robert L. Shafer, Trustee                                 638                 N/A                        94,500
James N. Whitson, Trustee                                 691(5)              N/A                       102,000(5)

----------
(1)   For the Fund's fiscal year ended September 30, 2003.

(2) At September 30, 2003, the Seligman Group of Funds consisted of twenty-three investment companies.

(3) Mr. Catell became a member of the Board of Trustees effective May 15, 2003.

(4)   Mr. Riordan retired from the Board of Trustees effective March 20, 2003.

(5) Includes deferred compensation from "Aggregate Compensation from the Fund" and "Total Compensation from the Fund and Fund Complex" of $145 and $22,500 respectively.

No compensation is paid by the Fund to Trustees or officers of the Fund who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Series has adopted a deferred compensation plan under which independent trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Fund's financial statements.

Messrs. Merow and Whitson no longer defer their current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Fund in the amounts of $2,166 and $4,631, respectively, as of September 30, 2003.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Class A shares of the Fund may be issued without a sales charge to present and former trustees (and their family members) of the Fund.

Code of Ethics

Seligman, Seligman Advisors, Inc. ("Seligman Advisors") their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors or trustees and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another person's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or financial advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.

               Control Persons and Principal Holders of Securities

Control Persons

As of April 27, 2004, there was no person or persons who controlled the Fund, either through a significant ownership of Fund shares or by any other means of control.

Principal Holders

As of April 27, 2004, the following principal holders owned of record 5% or more of the shares of the then outstanding shares of beneficial interest of a Class of shares of the Fund:

                                                                                    Percentage
                                                                                     of Total
          Name and Address                                              Class       Shares Held
          ----------------                                              -----       -----------
          MLPF&S FBO Customers, Attn: Fund Administration, 4800           A            13.45%
          Dear Lake Drive East, Jacksonville, FL  32246

          Citigroup Global House Account, Attn Peter Booth, 7th           A             8.16%
          Floor, 333 West 34th Street, New York, NY 10001

          Citigroup Global House Account, Attn Peter Booth, 7th           C            22.59%
          Floor, 333 West 34th Street, New York, NY 10001

          UBS Financial Services Inc., FBO Accounts, 11                   C             8.33%
          Collington Court, Palm Coast, FL 32137

          UBS Financial Services Inc., FBO Accounts, 67 Sugar             C             7.46%
          Mill Dr, Osprey, FL 34229

          MLPF&S FBO Customers, Attn: Fund Administration, 4800           D            63.48%
          Dear Lake Drive East, Jacksonville, FL  32246

          Dwight Byers Trust, 2701 60th Way North, St.                    D            13.58%
          Petersburg, FL  33710

Management Ownership

As of April 27, 2004, no Trustees and officers of the Fund owned any Class A, Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Trustees, Seligman manages the investment of the assets of the Fund and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Trustees and the initial shareholders of the Fund ("Management Agreement"). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or the Fund with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Trustees and Chairman of the Fund, owns a majority of the outstanding voting securities of Seligman and a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of the Fund's average daily net assets. Seligman voluntarily agreed to waive a portion of its management fee for the year ended September 30, 2002 for the Fund to limit the per annum fee to 0.35%. For the fiscal years ended September 30, 2003, 2002 and 2001, the Fund paid Seligman management fees in the amount of $213,775, $203,798 and $198,747, respectively, of which Seligman waived or reimbursed expenses of the Fund amounting to $64,132, $61,139 and $150,154, respectively.

The Fund pays all of its expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Trustees of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among the Funds in a manner determined by the Board of Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Fund's Management Agreement was approved by the Board of Trustees at a meeting held on June 21, 1990 and was approved by the Florida shareholders at a Special Meeting of the Fund held on December 7, 1990. The Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

At the November 20, 2003 Board of Trustees meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Trustees conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies and certain indices; (2) the nature and quality of investment services and administrative services rendered by Seligman; (3) payments received by Seligman from all sources involving both the Fund and all other Seligman investment companies; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to the Fund and all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Fund compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between the Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Trustee) considered relevant in the exercise of its (or such Trustees') reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Trustees considered the performance of the Fund as compared to the performance of other comparable investment companies and as compared to appropriate securities indices. Trustees also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Trustees in connection with the November 20, 2003 Board of Trustees meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.

Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2002 and 2003 (through September 30) and estimates for full-year 2003. The information considered by the Board of Trustees included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Trustees also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Trustees reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Fall-Out Benefits. The Trustees considered the services provided to the Fund and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as trustees or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated June 21, 1990, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                                  Regular Dealer
                            Sales Charge        Sales Charge        Reallowance
                             As a % of          as a % of Net        as a % of
Amount of Purchase       Offering Price(1)     Amount Invested    Offering Price
------------------       -----------------     ---------------    --------------
Less than $50,000              4.75%                4.99%                4.25%
$50,000  - $99,999             4.00                 4.17                 3.50
$100,000 - $249,999            3.50                 3.63                 3.00
$250,000 - $499,999            2.50                 2.56                 2.25
$500,000 - $999,999            2.00                 2.04                 1.75
$1,000,000 and over              0                    0                    0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                  Regular Dealer
                              Sales Charge       Sales Charge       Reallowance
                               As a % of         as a % of Net       as a % of
Amount of Purchase         Offering Price(1)    Amount Invested   Offering Price
------------------         -----------------    ---------------   --------------
Less than $100,000                1.00%               1.01%               1.00%
$100,000 - $249,000               0.50                0.50                0.50
$250,000 - $1,000,000                0                   0                   0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge on Class C shares sold by Level Load Intermediaries (as defined below).

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2003, 2002 and 2001, Seligman Services received commissions of $417, $540 and $196, respectively.

Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of Class A, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Trustees. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2003 was $91,158, equivalent to 0.25% of the Class A shares' average daily net assets.

Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined below under the heading "Purchase, Redemption and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2003 was $44,216, equivalent to 1% per annum of the Class C shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2003, Seligman Advisors incurred $67,081 of expenses in respect of the Fund's Class C shares that were not reimbursed from amounts received from the Fund's 12b-1 Plan. This amount is equal to 1.43% of net assets of Class C shares at September 30, 2003.

If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2003 was $18,218, equivalent to 1% per annum of the Class D shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman

Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

As of September 30, 2003 Seligman Advisors incurred $55,521 of expenses in respect of the Fund's Class D shares that were not reimbursed from amounts received from the Fund's 12b-1 Plan. This amount is equal to 3.54% of the net assets of Class D shares at September 30, 2003.

Payments made by the Fund under the 12b-1 Plan for the fiscal year ended September 30, 2003, were spent on the following activities in the following amounts:

                                            Class A       Class C     Class D
                                            -------       -------     -------
      Compensation to underwriters         $     -0-      $16,257     $ 2,067
      Compensation to broker/dealers         91,158        27,959      16,151

The 12b-1 Plan was approved on June 21, 1990 by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Trustees") and was approved by shareholders of the Fund on December 7, 1990. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Trustees, including a majority of the Qualified Trustees, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of the Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees. The 12b-1 Plan is reviewed by the Trustees annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2003, 2002 and 2001, Seligman Services received distribution and service fees of $4,269, $4,189 and $3,549, respectively, pursuant to the Fund's 12b-1 Plan.

Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and trustees of the Fund are also officers and directors of SDC.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended September 30, 2003, 2002 and 2001, no brokerage commissions were paid by the Fund.

Commissions

For the fiscal years ended September 30, 2003, 2002 and 2001, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Fund's fiscal year ended September 30, 2003, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Series is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Fund being one of them. The Fund has three classes, designated Class A shares of beneficial interest, Class C shares of beneficial interest, and Class D shares of beneficial interest. Each share of the Fund's Class A, Class C, and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than its shares of beneficial interest.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Fund may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors; however, this applies only if Seligman Advisors is notified by an investor or an authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or

(13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system or plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a contingent deferred sales charges ("CDSC") of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares after eight years.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Fund's Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence.

If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund do not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

Generally, portfolio securities in which the Fund invests are traded primarily in the over-the-counter market. However, trading in certain securities such as municipal securities, corporate bonds, US Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in calculating the net asset value of a Fund's shares are determined in accordance with procedures approved by the Board of Trustees. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Board of Trustees. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class D shares are sold at NAV(2). Using each Class's NAV at September 30, 2003, the maximum offering price of the Fund's shares is as follows:

Class A
     Net asset value per share..................................      $8.08
     Maximum sales charge (4.75% of offering price).............       0.40
                                                                       ----
     Offering price to public...................................      $8.48
                                                                      =====

Class C
     Net asset value per share..................................      $8.09
     Maximum sales charge (1.00% of offering price(1))..........       0.08
                                                                       ----
     Offering price to public...................................      $8.17
                                                                      =====

Class D
     Net asset value and offering price per share(2) ...........      $8.10
                                                                      =====
----------
(1) In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".

(2) Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.

                              Taxation of the Fund

Federal Income Taxes. The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of
(i) at least 90% of its net ordinary income and net short-term capital gains and
(ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of the Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

The Fund is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for the Fund.

If, at the end of each quarter of its taxable year, at least 50% of the Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by the Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from the Fund's other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by the Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of the Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

Florida Taxes

Florida does not presently impose an income tax on individuals and thus individual shareholders of the Florida Fund will not be subject to any Florida state income tax on distributions received from the Florida Fund. However, Florida imposes an intangible personal property tax on shares of the Florida Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. The Municipal Series Trust has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that shares of the Florida Fund owned by a Florida resident will be exempt from the Florida Intangible Personal Property Tax, if on January 1 of that year, at least 90% of the Florida Fund's assets consists entirely of the following exempt assets:

      1. Notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government and its agencies.

      2. Any interest as a partner in a partnership, either general or limited, other than any interest as a limited partner in a limited partnership registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

      3. Notes and other obligations, except bonds, to the extent that such notes and obligations are secured by mortgage, deed of trust, or other lien upon real property situated outside the State of Florida.

      4. The assets of a corporation registered under the Investment Company Act of 1940, 15 U.S.C. s. 80a-1-52, as amended.

Otherwise, shareholders will be taxed on the entire value of their Fund shares, exclusive of any portion of the shares' value that is attributable to US government obligations, valued as of the close of business on December 31st of the previous calendar year. Corporate shareholders may be subject to Florida income taxes depending on the portion of the income related to the Florida Fund that is allocable to Florida under applicable Florida law.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement dated, January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Fund for the fiscal years ended September 30, 2003, 2002 and 2001, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:

                            Total Sales Charges Paid by          Amount of Class A and Class C
                               Shareholders on Class A             Sales Charges Retained by
      Fiscal Year                 and Class C Shares                   Seligman Advisors
      -----------                 ------------------                   -----------------
          2003                       $72,543                                 $7,633
          2002                        92,577                                 10,014
          2001                       115,573                                 12,770

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the fiscal year ended September 30, 2003:

           Net Underwriting                Compensation on
            Discounts and                  Redemptions and
             Commissions             Repurchases (CDSC on Class
      (Class A and Class C Sales       A, Class C and Class D        Brokerage            Other
          Charges Retained)               Shares Retained)          Commissions      Compensation(1)
          -----------------               ----------------          -----------      ---------------
                $7,633                         $5,239                  $-0-             $18,324

      ----------
      (1) This amount reflects service fees paid by the Fund to Seligman Advisors in respect of Class C and Class D shares under the Fund's Rule 12b-1 Plan. The arrangements pursuant to which such service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealers or investment advisors. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectuses.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                        Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Seligman is voluntarily waiving 0.15% per annum of its investment management fee. Seligman may discontinue its fee waiver at any time. Absent such fee waiver, the Fund's returns would have been lower.

Historical Investment Results

Class A

The annualized yield for the 30-day period ended September 30, 2003 for the Fund's Class A shares was 2.75%. The annualized yield was computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2003, which was the last day of the period. The average number of Class A shares of the Fund was 4,264,396, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 2003 for the Fund's Class A shares was 4.23%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers).

The average annual total returns for the Fund's Class A shares for the one-, five- and ten-year periods ended September 30, 2003 were (0.76)%, 3.96% and 4.86%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of the Fund, the entire amounts were redeemed.

The cumulative total return for Class A shares of the Fund for the ten-year period ended September 30, 2003 was 60.77%. Thus, a $1,000 investment in Class A shares made on September 30, 1993 had a value on September 30, 2003 of $1,608.

Class C

The annualized yield for the 30-day period ended September 30, 2003 for the Fund's Class C shares was 2.13%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares of the Fund was 591,111, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2003 for the Fund's Class C shares was 3.28%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total return for the Fund's Class C shares for the one-year period ended September 30, 2003 and the period from May 27, 1999 (inception) to September 30, 2003 were 1.24% and 4.63%respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of the Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception of the Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class C shares of the Fund for the period from May 27, 1999 (inception) through September 30, 2003 was 21.74%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on September 30, 2003 of $1,217.

Class D

The annualized yield for the 30-day period ended September 30, 2003 for the Fund's Class D shares was 2.15%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares of the Fund was 215,781, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2003 for the Fund's Class D shares was 3.31%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total return for the Fund's Class D shares for the one- and five-year periods ended September 30, 2003 and the period from February 1, 1994 (inception) through September 30, 2003 were 2.37%, 4.21% and 4.55%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of the Fund and assuming that all of the dividends and capital gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of the Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class D shares of the Fund for the period from February 1, 1994 (inception) through September 30, 2003 was 53.76%. Thus, a $1,000 investment in Class D shares made on February 1, 1994 had a value on September 30, 2003 of $1,538.

The cumulative total return for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

Seligman, at its discretion, waived or reimbursed certain expenses of the Fund during some of the periods shown above. Without these reimbursements, yields and total returns would have been lower and the annualized yields for the 30-day periods ended September 30, 2003, would be as follows:

Annualized Yield
Class A:          2.60%
Class C:          1.98%
Class D:          2.00%

Tax Equivalent Annualized Yield
Class A:          4.00%
Class C:          3.05%
Class D:          3.08%

Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of the Fund's Class A, Class C and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

The Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for the Fund (vi) descriptions or comparisons of various savings and investment products, which may not include the Fund and (vii) comparisons of investment products (including the Fund) with relevant market or industry indices or appropriate benchmarks. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, the Fund's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, US Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of US Treasury obligations, backed by the full faith and credit of the US Treasury.

The Fund's Promotional Material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

The Fund may also refer in its Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements

The Annual Report to Shareholders of the Series for the fiscal year ended September 30, 2003, contains a portfolio of the investments of the Fund as of September 30, 2003, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

                               General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                                   Appendix A

MOODY'S INVESTORS SERVICE (MOODY'S)
MUNICIPAL BONDS

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

MUNICIPAL NOTES

Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES (S&P)
Municipal Bonds

AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Municipal bonds rated AA have a very strong degree of safety and very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

MUNICIPAL NOTES

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   Appendix B

                      RISK FACTORS REGARDING INVESTMENTS IN
                          FLORIDA MUNICIPAL SECURITIES

The following information as to certain Florida considerations is given to investors in view of the Fund's policy of concentrating its investments in Florida issues. This information is derived from sources that are generally available to investors and is believed to be accurate. This information constitutes only a brief summary, does not purport to be a complete description and has not been independently verified.

Florida's financial operations are considerably different than most other states because, under the State's constitution, there is no state income tax on individuals. Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an income tax exposes total State tax collections to more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner. Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of State funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.

Florida imposes an income tax on corporate income allocable to the State, as well as an ad valorem tax on intangible personal property, sales and use taxes and other miscellaneous taxes. These taxes are a major source of funds to meet state expenses, including repayment of, and interest on, obligations of the State. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and The Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. The Florida Constitution and Statutes mandate that the State budget be kept in balance from currently available revenues each State fiscal year (July 1-June 30). The Florida Consensus Estimating Conference held on November 7, 2003 provided the State's actual revenues and forecasts. For the 2003-2004 fiscal year, the estimated combined General Revenue Fund and the Working Capital Fund is reported to be $22.87 billion, and the projected year-end balance of the combined funds is $1.60 billion. Including the projected $966.4 million balance in the Budget Stabilization Fund, total reserves are projected to stand at $2.56 billion. For fiscal year 2004-2005, the estimated General Revenue Fund and Working Capital Fund is $23.29 billion, a 1.8% increase from fiscal year 2003-2004.

In 1993, Florida's constitution was amended to limit the annual growth in the assessed valuation of residential property, and which, over time, could constrain growth in property taxes, a major source of revenue for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds. In 1994, the Florida constitution was amended to limit state revenue collections in any fiscal year to, subject to exception, that which was allowed in the prior fiscal year plus a growth factor, to be determined by reference to the average annual growth rate in Florida personal income over the previous five years.

Florida has historically experienced substantial population growth as a result of migration to Florida from other areas of the United States and from foreign countries. During the 1990's, the number of people in Florida rose by over 3 million, representing nearly a 23.5% increase in population over the decade. Slower growth is expected during the first decade of the 21st century. As of April 1, 2003, Florida's population was estimated to be 17,070,167 people, an increase of 1.087,789 over the 2000 census count. As a result of population growth, the State may experience a need for additional revenues to meet increased burdens on the various public and social services provided by the State. Florida's ability to obtain increased revenues to meet these burdens will be dependent in part upon the State's ability to foster business and economic growth. The State's business and economic growth could be restricted by the natural limitations of environmental resources and the State's ability to finance adequate public facilities such as roads and schools.

Florida remains heavily dependent on tourism. Florida's tourism grew during the greater part of the 1990's, and the year 2000 by 5% to 8% annually. Although the events of September 11, 2001 led to a decline in Florida's tourism in 2001, Florida's tourism staged a recovery in 2002 drawing an estimated 59.3 million visitors, surpassing the record number of persons visiting Florida in 2000. Florida's tourism industry continued to grow in 2003 and such growth is expected to continue in 2004.

Apart from the tourism industry, Florida's economy has also historically been dependent on the construction industry and is therefore sensitive to trends in such sector. Housing starts in the State of Florida from 1991 through 1996 averaged 113,950 units annually, and in the later part of the 1990's, increased to over 140,000 units. By fiscal year 2002-2003, housing starts had reached over 191,000 units, and are projected to increase to over 195,000 units by fiscal year 2003-2004. However, there has been a decline in Florida's dependence on highly cyclical construction and construction related manufacturing sectors. For example, in 1985, construction employment, as a share of total non-farm employment, was 7.5%. By the fiscal year 2002-2003, this percentage had declined to 5.96%, and the downward trend is expected to continue as Florida's economy continues to diversify.

The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations in located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors.

The Fund's investment values are expected to vary in accordance with the Fund's investment ratings, the issuer's ability to satisfy interest and/or principal payment obligations, the relative interest rates payable on similar investments, and the legal environment relating to creditors' rights. In addition to the foregoing risk factors, the Fund's policy of concentrating its investments in Florida municipal securities may make it more susceptible to risks of adverse economic, political or regulatory developments than would be the case if the Fund were more diversified as to geographic region and/or source of revenue.

                         SELIGMAN MUNICIPAL SERIES TRUST

                    Seligman North Carolina Municipal Series

                       Statement of Additional Information
                                   May 3, 2004

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 2, 2004 (the "Prospectus"), offering Class A shares, Class C shares and Class D shares. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents

          Fund History ...............................................  2
          Description of the Fund and its Investments and Risks ......  2
          Management of the Fund .....................................  7
          Control Persons and Principal Holders of Securities.........  11
          Investment Advisory and Other Services .....................  12
          Brokerage Allocation and Other Practices ...................  17
          Shares of Beneficial Interest and Other Securities .........  18
          Purchase, Redemption, and Pricing of Shares ................  19
          Taxation of the Fund .......................................  23
          Underwriters................................................  26
          Calculation of Performance Data ............................  27
          Financial Statements........................................  30
          General Information.........................................  30
          Appendix A .................................................  32
          Appendix B .................................................  35

TEB1C

                                  Fund History

Seligman Municipal Series Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

              Description of the Fund and its Investments and Risks

Classification

Seligman Municipal Series Trust (the "Series") is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate series, of which Seligman North Carolina Municipal Series is discussed in this
SAI:

Seligman California Municipal High-Yield Series
Seligman California Municipal Quality Series
Seligman Florida Municipal Series
Seligman North Carolina Municipal Series ("North Carolina Fund")

Investment Strategies and Risks

The Fund seeks to provide high income exempt from regular federal income taxes and the personal income taxes of North Carolina consistent with preservation of capital. The Fund also invests with consideration given to capital gain.

The Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"). Municipal Securities rated in these categories are commonly referred to as investment grade. The Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this Statement.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

North Carolina Municipal Securities. North Carolina Municipal Securities include notes, bonds and commercial paper issued by or on behalf of the State of North Carolina, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and North Carolina state personal income taxes. Such securities are traded primarily in an over-the-counter market. The Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended ("1940 Act"), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Fund invests principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Fund may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

      1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

      2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. The Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that the Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or issuer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or (2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, the Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. The Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Fund currently does not purchase participation interests and has no current intention of doing so.

When-Issued Securities. The Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. The Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. The Fund meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in the Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Fund is authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Fund has no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at the Fund's option, specified securities at a specified price.

The price which the Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, the Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Trustees may, in the future, consider whether the Fund should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, the Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission ("SEC") for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the SEC will issue such an order.

Standby commitments with respect to portfolio securities of the Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of the Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the SEC.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and North Carolina personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of the Fund's net assets.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, the Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for trustees;

- Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

- Purchase or sell commodities or commodity contracts including futures contracts; or

- Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of the Fund, municipal securities satisfying the Fund's investment objectives may not be purchased, the Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "California Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, the Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended September 30, 2003 and 2002, were 10.00% and 7.96%, respectively. The fluctuation in portfolio turnover rates of the Fund resulted from conditions in the North Carolina municipal market and bond market in general. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

                             Management of the Fund

Board of Trustees

The Board of Trustees of the Series provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Trustees and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                                           Number
                                                                                                                             of
                                                                                                                         Portfolios
                                 Term of                                                                                  in Fund
                                Office and                                                                                Complex
                                Length of                                                                                 Overseen
 Name, (Age), Position(s)          Time          Principal Occupation(s) During Past 5 Years, Trusteeships                   by
         With Fund               Served*                           and Other Information                                  Trustee
         ---------               -------                           ---------------------                                  -------
-----------------------------------------------------------------------------------------------------------------------------------
                                                            INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Robert B. Catell (67)        2003 to Date      Chairman and Chief Executive Officer of KeySpan Corporation,                    60
Trustee                                        diversified energy, gas and electric company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**
                                               (with the exception of Seligman Cash Management Fund, Inc.); Director or Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas
                                               Liquids, Ltd., The Houston Exploration Company, oil and gas
                                               exploration, development and production companies; Edison Electric
                                               Institute, New York State Energy Research and Development Authority,
                                               Independence Community Bank, Business Council of New York State, Inc.,
                                               New York City Partnership and the Long Island Association, business and civic organizations.

John R. Galvin (74)          1995 to Date      Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts                    61
Trustee                                        University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American
                                               Council on Germany. Formerly, Director, USLIFE Corporation, life insurance and Raytheon Co., defense and commercial electronics;
                                               Governor of the Center for Creative Leadership. From June 1987 to
                                               June 1992, he was the Supreme Allied Commander, Europe and the
                                               Commander-in-Chief, United States European Command.

Alice S. Ilchman (69)        1991 to Date      President Emerita, Sarah Lawrence College; Director or Trustee of               61
Trustee                                        each of the investment companies of the Seligman Group of Funds**;
                                               Director, Jeannette K. Watson Summer Fellowship, summer internships for college students; Trustee, Save the Children, non-profit child-assistance organization, and the Committee for Economic
                                               Development; Governor, Court of Governors, London School of
                                               Economics; and Director, Public Broadcasting Service (PBS).
                                               Formerly, Chairman, The Rockefeller Foundation, charitable foundation; and Director, New York Telephone Company.

Frank A. McPherson (71)      1995 to Date      Retired Chairman of the Board and Chief Executive Officer of                    61
Trustee                                        Kerr-McGee Corporation, diversified energy and chemical company;
                                               Director or Trustee of each of the investment companies of the
                                               Seligman Group of Funds**; Director, ConocoPhillips, integrated international oil corporation, Integris Health, owner of various hospitals, BOK Financial, bank holding company, Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys
                                               and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation
                                               and Oklahoma Foundation for Excellence in Education. Formerly,
                                               Director, Kimberly-Clark Corporation, consumer products and the
                                               Federal Reserve System's Kansas City Reserve Bank.

                                                                                                                           Number
                                                                                                                             of
                                                                                                                         Portfolios
                                 Term of                                                                                  in Fund
                                Office and                                                                                Complex
                                Length of                                                                                 Overseen
 Name, (Age), Position(s)          Time          Principal Occupation(s) During Past 5 Years, Trusteeships                   by
         With Fund               Served*                           and Other Information                                  Trustee
         ---------               -------                           ---------------------                                  -------
John E. Merow (74)           1984 to Date      Retired Chairman and Senior Partner, Sullivan & Cromwell LLP, law             61
Trustee                                        firm; Director or Trustee of each of the investment companies of the
                                               Seligman Group of Funds**; Director, Commonwealth Industries, Inc.,
                                               manufacturer of aluminum sheet products; Director Emeritus, the
                                               Municipal Art Society of New York; Executive Committee Member and
                                               Secretary, the U.S. Council for International Business; Trustee, New
                                               York-Presbyterian Hospital; Trustee and Vice Chairman, New
                                               York-Presbyterian Healthcare System, Inc.; and Member of the
                                               American Law Institute and the Council on Foreign Relations.

Betsy S. Michel (61)         1984 to Date      Attorney; Director or Trustee of each of the investment companies of          61
Trustee                                        the Seligman Group of Funds**; Trustee, The Geraldine R. Dodge
                                               Foundation, charitable foundation, and World Learning, Inc., international educational training. Formerly, Chairman of the Board of Trustees of St. George's School (Newport, RI).
Leroy C. Richie (62)         2000 to Date
Trustee                                        Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.,            60
                                               library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director,
                                               Kerr-McGee Corporation, diversified energy and chemical company, and
                                               Infinity, Inc., oil and gas services and exploration; Director and
                                               Chairman, Highland Park Michigan Economic Development Corp.
                                               Formerly, Trustee, New York University Law Center Foundation; Vice
                                               Chairman, Detroit Medical Center and Detroit Economic Growth Corp.;
                                               Chairman and Chief Executive Officer, Capital Coating Technologies,
                                               Inc., applied coating technologies; and Vice President and General
                                               Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (71)        1984 to Date      Retired Vice President, Pfizer Inc., pharmaceuticals; Director or             61
Trustee                                        Trustee of each of the investment companies of the Seligman Group of
                                               Funds**. Formerly, Director, USLIFE Corporation, life insurance.

James N. Whitson (69)        1993 to Date      Retired Executive Vice President and Chief Operating Officer,                 61
Trustee                                        Sammons Enterprises, Inc., a diversified holding company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, CommScope, Inc., manufacturer of coaxial cable. Formerly, Director and Consultant, Sammons Enterprises, Inc.
                                               and Director, C-SPAN.
-----------------------------------------------------------------------------------------------------------------------------------
                                               INTERESTED TRUSTEES AND PRINCIPAL OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
William C. Morris*** (66)    1988 to Date      Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board          61
Trustee and Chairman of                        and Director or Trustee of each of the investment companies of the
the Board                                      Seligman Group of Funds**; Chairman, Seligman Advisors, Inc.,
                                               Seligman Services, Inc., and Carbo Ceramics Inc., manufacturer of ceramic proppants for oil and gas industry; Director, Seligman Data
                                               Corp.; and President and Chief Executive Officer, The Metropolitan
                                               Opera Association. Formerly, Director, Kerr-McGee Corporation,
                                               diversified energy and chemical company and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*** (51)          Dir.: 1993      Director and President, J. & W. Seligman & Co. Incorporated; Chief            61
Trustee, President and           to Date       Executive Officer, President and Director or Trustee of each of the
Chief Executive Officer       Pres.: 1995      investment companies of the Seligman to Group of Funds**; Director,
                                  Date         Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman,
                            CEO.: Nov. 2002    Seligman Data Corp.; Member of the Board of Governors of the
                                to Date        Investment Company Institute; and Chairman, ICI Mutual Insurance
                                               Company.

Thomas G. Moles (61)         1984 to Date      Director and Managing Director, J. & W. Seligman & Co. Incorporated;          N/A
Vice President and                             Vice President and Portfolio Manager, Seligman Municipal Fund
Portfolio Manager                              Series, Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman
                                               Pennsylvania Municipal Fund Series; Executive Vice President and
                                               Portfolio Manager, Seligman Quality Municipal Fund, Inc. and
                                               Seligman Select Municipal Fund, Inc., two closed-end investment companies; and Director, Seligman Advisors, Inc. and Seligman
                                               Services, Inc. Formerly, President, Seligman Quality Municipal Fund,
                                               Inc. and Seligman Select Municipal Fund, Inc.

                                                                                                                           Number
                                                                                                                             of
                                                                                                                         Portfolios
                                 Term of                                                                                  in Fund
                                Office and                                                                                Complex
                                Length of                                                                                 Overseen
 Name, (Age), Position(s)          Time          Principal Occupation(s) During Past 5 Years, Trusteeships                   by
         With Fund               Served*                           and Other Information                                  Trustee
         ---------               -------                           ---------------------                                  -------
Eileen A. Comerford (45)     2003 to Date      Senior Vice President, Investment Officer, J. & W. Seligman & Co.             N/A
Vice President and                             Incorporated; Vice President and Co-Portfolio Manager, Seligman
Co-Portfolio Manager                           Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund,
                                               Inc. and Seligman Pennsylvania Municipal Fund Series, Vice President
                                               and Co-Portfolio Manager, Seligman Quality Municipal Fund, Inc. and
                                               Seligman Select Municipal Fund, Inc., two closed-end investment companies.

Thomas G. Rose (46)          2000 to Date      Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,          N/A
Vice President                                 Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of
                                               each of the investment companies of the Seligman Group of Funds**
                                               and of Seligman Services, Inc. and Seligman International, Inc.
                                               Formerly, Treasurer of each of the investment companies of the
                                               Seligman Group of Funds and of Seligman Data Corp.

Lawrence P. Vogel (47)        V.P.: 1992       Senior Vice President and Treasurer, Investment Companies, J. & W.            N/A
Vice President and              to Date        Seligman & Co. Incorporated; Vice President and Treasurer of each of
Treasurer                    Treas.: 2000      the investment companies of the Seligman Group of Funds** and of
                                to Date        Seligman Data Corp. Formerly, Senior Vice President, Finance, J. &
                                               W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
                                               International, Inc. and Seligman Data Corp.; Vice President,
                                               Seligman Services, Inc.; and Treasurer, Seligman International, Inc.
                                               and Seligman Henderson Co.

Frank J. Nasta (39)          1994 to Date      Managing Director, General Counsel and Corporate Secretary, J. & W.           N/A
Secretary                                      Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**; and Corporate Secretary,
                                               Seligman Advisors, Inc., Seligman Services, Inc., Seligman
                                               International, Inc. and Seligman Data Corp. Formerly, Corporate
                                               Secretary, Seligman Henderson Co. and Senior Vice President, Law and
                                               Regulation Department, J. & W. Seligman & Co. Incorporated.

----------
* Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds currently consists of twenty-three registered investment companies.

*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met six times during the year ended September 30, 2003. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended September 30, 2003. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met three times during the year ended September 30, 2003. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.

Beneficial Ownership of Shares

As of September 30, 2003, the Trustees beneficially owned shares in the Funds and the Seligman Group of Funds as follows:

                                                                                   Aggregate Dollar Range of Shares
                                          Dollar Range of Fund Shares Owned       Owned by Trustee in the Seligman
                   Name                               By Trustee                             Group of Funds
    ---------------------------------------------------------------------------------------------------------------
                                                INDEPENDENT TRUSTEES
    ---------------------------------------------------------------------------------------------------------------
    Robert B. Catell                                     None                             $50,001 - $100,000
    John R. Galvin                                       None                             $50,001 - $100,000
    Alice S. Ilchman                                     None                               Over $100,000
    Frank A. McPherson                                   None                               Over $100,000
    John E. Merow                                        None                               Over $100,000
    Betsy S. Michel                                      None                               Over $100,000
    Leroy C. Richie                                      None                             $10,001 - $50,000
    Robert L. Shafer                                     None                               Over $100,000
    James N. Whitson                                     None                               Over $100,000
    ---------------------------------------------------------------------------------------------------------------
                                                INTERESTED TRUSTEES
    ---------------------------------------------------------------------------------------------------------------
    William C. Morris                                    None                               Over $100,000
    Brian T. Zino                                        None                               Over $100,000

Compensation

                                                                     Pension or            Total Compensation
                                            Aggregate           Retirement Benefits          from Fund and
        Name and                          Compensation          Accrued as Part of         Fund Complex Paid
   Position with Fund                     from Fund (1)            Fund Expenses           to Trustees (1)(2)
   ------------------                     -------------            -------------           ------------------
Robert B. Catell, Trustee(3)                 $191                       N/A                     $  34,413
John R. Galvin, Trustee                       653                       N/A                       102,000
Alice S. Ilchman, Trustee                     626                       N/A                        99,000
Frank A. McPherson, Trustee                   626                       N/A                        99,000
John E. Merow, Trustee                        653(4)                    N/A                       102,000(4)
Betsy S. Michel, Trustee                      653                       N/A                       102,000
Leroy C. Richie, Trustee                      666                       N/A                       102,000
James Q. Riordan, Trustee(4)                  399                       N/A                        58,500
Robert L. Shafer, Trustee                     599                       N/A                        94,500
James N. Whitson, Trustee                     653(5)                    N/A                       102,000(5)

----------
(1)   For the Fund's fiscal year ended September 30, 2003.

(2) At September 30, 2003, the Seligman Group of Funds consisted of twenty-three investment companies.

(3) Mr. Catell became a member of the Board of Trustees effective May 15, 2003.

(4)   Mr. Riordan retired from the Board of Trustees effective March 20, 2003.

(5) Includes deferred compensation from "Aggregate Compensation from the Fund" and "Ttotal compensation from the Fund and Fund Complex" of $135 and $22,500 respectively.

No compensation is paid by the Fund to Trustees or officers of the Fund who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Series has adopted a deferred compensation plan under which independent trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised bySeligman, as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Fund's financial statements.

Messrs. Merow and Whitson no longer defer their current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Fund in the amounts of $1,589 and $3,950, respectively, as of September 30, 2003.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Class A shares of the Fund may be issued without sales charge to present and former trustees (and their family members) of the Fund.

Code of Ethics

Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors or trustees and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or financial advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.

              Control Persons and Principal Holders of Securities

Control Persons

As of April 27, 2004, there was no person or persons who controlled the Fund, either through significant ownership of Fund shares or any other means of control.

Principal Holders

As of April 27, 2004, the following principal holders owned of record 5% or more of the then outstanding shares of beneficial interest of a Class of shares of the Fund:

                                                                     Percentage
                                                                      of Total
    Name and Address                                       Class     Shares Held
    ----------------                                       -----     -----------

    First Clearing Corporation, FBO Customers, 445 Rich      C          9.55%
    Mountain Road, Brevard, NC  28712

    First Clearing Corporation, FBO Customers, 101 Glen      C          8.12%
    Arden Dr., Howell, NJ  07731

    First Clearing Corporation, FBO Customers, 10            C          6.82%
    Fortune Cover, Brevard, NC  28712

    First Clearing Corporation, FBO Customers, 7 Pintail     C          6.64%
    Ct., Brevard, NC  28712

    First Clearing Corporation, FBO Customers, 1600 US       C          6.08%
    HWY 64 W126, Sapphire, NC  28712
                                                             D         16.12%
    Pershing LLC, PO Box 2052, Jersey City, NJ 07303

    MLPF&S FBO Customers, Attn: Fund Administration,         D         11.94%
    4800 Dear Lake Drive East, Jacksonville, FL  32246

    First Clearing Corporation, FBO Customers, 134           D          7.77%
    Hawthorne Drive, Brevard, NC  28712

    First Clearing Corporation, FBO Customers, 5546 New      D          7.56%
    Hendersonville HWY, Pisgah Forest, NC 28768

    First Clearing Corporation, FBO Customers, PO Box        D          6.39%
    23, Cedar Mountain, NC  28718

    First Clearing Corporation, FBO Customers, 10            D          5.97%
    Kassahola Dr, Brevard, NC  28712

    US Bancorp Piper Jaffray, FBO Customer, US Bancorp       D          5.58%
    Center, 800 Nicollet Mall, Minneapolis, MN 55402

    Betty Greene Whitener, 2046 Quiet Lane,                  D          5.15%
    Hickory, NC 28602

Management Ownership

As of April 27, 2004, no Trustees and officers of the Fund owned any Class A, Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Trustees, Seligman manages the investment of the assets of the Fund and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Trustees and the initial shareholders of the Fund ("Management Agreement"). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or the Fund with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Trustees and Chairman of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of the Fund's average daily net assets. For the fiscal years ended September 30, 2003, 2002 and 2001, the Fund paid Seligman management fees in the amount of $140,411, $146,711 and $143,116, respectively.

The Fund pays all of its expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Trustees of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among the Funds in a manner determined by the Board of Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Fund's Management Agreement was approved by the Board of Trustees at a meeting held on June 21, 1990, and was unanimously approved by the shareholders at a meeting held on April 11, 1991. The Agreement will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

At the November 20, 2003 Board of Trustees meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Trustees conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies and certain indices; (2) the nature and quality of investment services and administrative services rendered by Seligman; (3) payments received by Seligman from all sources involving both the Fund and all other Seligman investment companies; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to the Fund and all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Fund compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between the Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Trustee) considered relevant in the exercise of its (or such Trustees') reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Trustees considered the performance of the Fund as compared to the performance of other comparable investment companies and as compared to appropriate securities indices. Trustees also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Trustees in connection with the November 20, 2003 Board of Trustees meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.

Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2002 and 2003 (through September 30) and estimates for full-year 2003. The information considered by the Board of Trustees included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Trustees also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Trustees reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Fall-Out Benefits. The Trustees considered the services provided to the Fund and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as trustees or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated June 21, 1990, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                                                Regular Dealer
                                  Sales Charge          Sales Charge             Reallowance
                                   as a % of            as a % of Net              as a % of
Amount of Purchase             Offering Price(1)       Amount Invested          Offering Price
------------------             -----------------       ---------------          --------------
Less than  $50,000                     4.75%                  4.99%                  4.25%
$50,000 - $99,999                      4.00                   4.17                   3.50
$100,000 - $249,999                    3.50                   3.63                   3.00
$250,000 - $499,999                    2.50                   2.56                   2.25
$500,000 - $999,999                    2.00                   2.04                   1.75
$1,000,000 and over                       0                      0                      0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                                Regular Dealer
                                  Sales Charge          Sales Charge              Reallowance
                                   as a % of            as a % of Net              as a % of
Amount of Purchase             Offering Price(1)       Amount Invested          Offering Price
------------------             -----------------       ---------------          --------------
Less than $100,000                     1.00%                 1.01%                    1.00%
$100,000 - $249,999                    0.50                  0.50                     0.50
$250,000 - $1,000,000                     0                     0                        0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge on Class C shares sold by Level Load Intermediaries (as defined below).

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2003, 2002 and 2001, Seligman Services received commissions in the amounts of $-0-, $2.307 and $1,925, respectively.

Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Trustees. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2003 was $60,609, equivalent to 0.25% of the Class A shares' average daily net assets.

Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2003 was $28,948, equivalent to 1% per annum of the Class C shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2003, Seligman Advisors incurred $51,711 of expenses in respect of the Fund's Class C shares that were not reimbursed from amounts received form the Funds' 12b-1 Plan. This amount is equal to 1.86% of the net assets of Class C shares at September 30, 2003.

If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued by not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2003 was $8,968, equivalent to 1% per annum of the Class D shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2003, Seligman Advisors has incurred $83,222 of expenses in respect of the Fund's Class D shares that were not reimbursed from amounts received from the Funds 12b-1 Plan. This amount is equal to 10.11% of the net assets of Class D shares at September 30, 2003.

If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Payments made by the Fund under the 12b-1 Plan for the fiscal year ended September 30, 2003, were spent on the following activities in the following amounts:

                                                    Class A        Class C       Class D
                                                    -------        -------       -------
          Compensation to underwriters             $     -0-       $ 8,688       $  762
          Compensation to broker/dealers             60,609         20,260        8,206

The 12b-1 Plan was approved on June 21, 1990 by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Trustees") and was approved by shareholders of the Fund on April 11, 1991. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Trustees, including a majority of the Qualified Trustees, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of the Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation from the Fund pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2003, 2002 and 2001, Seligman Services received distribution and service fees of $2,055, $2,517 and $2,432, respectively, of the Fund pursuant to the 12b-1 Plan.

Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and trustees of the Fund are also officers and directors of SDC.

Brokerage Allocation and Other Practices

Brokerage Transactions

When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended September 30, 2003, 2002 and 2001, no brokerage commissions were paid by the Fund.

Commissions

For the fiscal years ended September 30, 2003, 2002 and 2001, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Fund's fiscal year ended September 30, 2003, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Series is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Fund being one of them. The Fund has three classes, designated Class A shares of beneficial interest, Class C shares of beneficial interest, and Class D shares of beneficial interest. Each share of the Fund's Class A, Class C, and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than its shares of beneficial interest.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Member Sales Charge Reductions. Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors, however, this applies only if Seligman Advisors is notified by an investor or authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or

(13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares after eight years.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Fund's Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, directors/trustees fees, wire fees or courier fees) not to exceed $25.00 per occurrence.

If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

Generally, portfolio securities in which the Fund invests are traded primarily in the over-the-counter market. However, trading in certain securities such as municipal securities, corporate bonds, US Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in calculating the net asset value of a Fund's shares are determined in accordance with procedures approved by the Board of Trustees. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Board of Trustees. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class D shares are sold at NAV(2). Using each Class's NAV at September 30, 2003, the maximum offering price of the Fund's shares is as follows:

Class A
     Net asset value per share..................................      $8.14
     Maximum sales charge (4.75% of offering price).............       0.41
                                                                       ----
     Offering price to public...................................      $8.55
                                                                      =====

Class C
     Net asset value per share..................................      $8.13
     Maximum sales charge (1.00% of offering price(1))..........       0.08
                                                                       ----
     Offering price to public...................................      $8.21
                                                                      =====

Class D
     Net asset value and offering price per share(2) ...........      $8.13
                                                                      =====
----------
(1) In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors purchasing Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".

(2) Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or its is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.

                              Taxation of the Fund

Federal Income Taxes. The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of
(i) at least 90% of its net ordinary income and net short-term capital gains and
(ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of the Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

The Fund is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for the Fund.

If, at the end of each quarter of its taxable year, at least 50% of the Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by the Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from the Fund's other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by the Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of the Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

North Carolina Taxes

In the opinion of Horack, Talley, Pharr & Lowndes, P.A., tax counsel to the North Carolina Fund, distributions from the North Carolina Fund to shareholders subject to North Carolina income taxes will not be taxable for North Carolina income tax purposes to the extent the distributions either (i) qualify as exempt-interest dividends of a regulated investment company under the Internal Revenue Code and are attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or (ii) are dividends attributable to interest on direct obligations of the US Government and agencies and possessions of the United States, so long as in both cases the North Carolina Fund provides a supporting statement to the shareholders designating the portion of the dividends of the North Carolina Fund attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or direct obligations of the US Government and agencies and possessions of the United States. In the absence of such a statement, the total amount of the dividends will be taxable for North Carolina income tax purposes. Distributions attributable to other sources, including exempt-interest dividends attributable to interest on obligations of states other than North Carolina and the political subdivisions of such other states as well as capital gains, will be taxable for North Carolina income tax purposes.

The North Carolina Fund will notify its shareholders within 60 days after the close of its taxable year as to the amount of dividends and distributions to the shareholders of the North Carolina Fund which are exempt from North Carolina income taxes and the dollar amount, if any, which is subject to North Carolina income taxes.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Fund for the fiscal years ended September 30, 2003, 2002 and 2001, are shown below. Also shown below are the amounts of the Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:

                         Total Sales Charges Paid by      Amount of Class A and Class C
                        Shareholders on Class A and         Sales Charges Retained by
     Fiscal Year               Class C Shares                   Seligman Advisors
     -----------               --------------                   -----------------
        2003                       $42,546                           $4,473
        2002                        31,980                            2,814
        2001                        56,022                            5,395

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the fiscal year ended September 30, 2003:

           Net Underwriting
             Discounts and          Compensation on Redemptions
              Commissions            and Repurchases (CDSC on
      (Class A and Class C Sales       Class A, Class C and          Brokerage               Other
           Charges Retained)         Class D Shares Retained)       Commissions         Compensation(1)
           -----------------         ------------------------       -----------         ---------------
                $4,473                        $7,496                    $-0-                $9,450

      ----------
      (1) This amount reflects service fees paid by the Fund to Seligman Advisors in respect of Class C and Class D shares under the Fund's Rule 12b-1 Plan. The arrangements pursuant to which such service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectuses.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                         Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A

The annualized yield for the 30-day period ended September 30, 2003 for the Fund's Class A shares was 2.85%. The annualized yield was computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2003, which was the last day of this period. The average number of Class A shares of the Fund was 2,835,968, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 2003 for the Fund's Class A shares was 4.77%. The tax equivalent annualized yield was computed by first computing the annualized yield, as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus 40.36% (which assumes the maximum combined federal and state income tax rate for individual taxpayers that are subject to North Carolina's personal income taxes). Then the small portion of the yield attributable to securities the income of which was exempt for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares' yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total returns for the Fund's Class A shares for the one-, five- and ten-year periods ended September 30, 2003 was (1.43)%, 3.61% and 4.61%, respectively.. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of the Fund, the entire amount was redeemed.

The cumulative total return for Class A shares of the Fund for the ten-year period ended September 30, 2003 was 57.01%. Thus, a $1,000 investment in Class A shares made on September 30, 1993 had a value on September 30, 2003 of $1,570.

Class C

The annualized yield for the 30-day period ended September 30, 2003 for the Fund's Class C shares was 2.23%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares of the Fund was 356,498, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period September 30, 2003 for the Fund's Class C shares was 3.73%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the Fund's Class C shares for the one-year period ended September 30, 2003 and the period from May 27, 1999 (inception) to September 30, 2003 were 0.76% and 4.23%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of the Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception of the Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class C shares of the Fund for the period from May 27, 1999 (inception) through September 30, 2003 was 19.74%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on September 30 2003 of $1,197.

Class D

The annualized yield for the 30-day period ended September 30, 2003 for the Fund's Class D shares was 2.26%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares of the Fund was 104,544, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2003 for the Fund's Class D shares was 3.78%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the Fund's Class D shares for the one- and five-year periods ended September 30, 2003 and the period from February 1, 1994 (inception) through September 30, 2003 were 1.75%, 3.81% and 4.31%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of the Fund and that all of the dividends and capital gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of the Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class D shares of the Fund for the period from February 1, 1994 (inception) through September 30, 2003 was 50.38%. Thus, a $1,000 investment in Class D shares made on February 1, 1994 had a value on September 30, 2003 of $1,504

The cumulative total returns for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of the Fund's Class A, Class C, and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

The Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for the Fund (vi) descriptions or comparisons of various savings and investment products, which may not include the Fund and (vii) comparisons of investment products (including the Fund) with relevant market or industry indices or appropriate benchmarks. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, the Fund's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, US Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of US Treasury obligations, backed by the full faith and credit of the US Treasury.

The Fund's Promotional Material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

The Fund may also refer in its Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements

The Annual Report to Shareholders of the Series for the fiscal year ended September 30, 2003, contains a portfolio of the investments of the Fund as of September 30, 2003, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

                               General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                                   Appendix A

MOODY'S INVESTORS SERVICE (MOODY'S)
MUNICIPAL BONDS

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

MUNICIPAL NOTES

Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES (S&P)
Municipal Bonds

AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long-term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

MUNICIPAL NOTES

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   Appendix B

                      RISK FACTORS REGARDING INVESTMENTS IN
                       NORTH CAROLINA MUNICIPAL SECURITIES

The North Carolina economy showed modest growth during 2003 as it continued to recover from the 2001 recession which was longer and deeper in North Carolina than the nation as a whole (primarily because of the importance of manufacturing to the State economy), although not all areas of the economy have participated in the recovery. While at one time North Carolina was one of the largest manufacturing states in the United States, 2003 showed a continuing decline in certain aspects of the North Carolina manufacturing segment, particularly textiles and to a lesser extent furniture in spite of the overall continued recovery. However certain other capital intensive manufacturing areas such as heavy truck manufacturing, chemicals and industrial equipment have held up somewhat better. This continued decline is part of an overall trend of a transition of North Carolina from a manufacturing intensive economy to one focused more on services. In 1974 North Carolina's big four industries, tobacco, furniture, textiles and apparel, counted for just over 25% of the State's adjusted gross state product. In 2003 these four accounted for less than 10% of the State's adjusted gross state product and are projected to continue to decline so that by the end of this decade they should account for less than 5% of the gross state product. In spite of this, during this period the North Carolina economy has held up well and generally thrived as the transition is taking place from a manufacturing based economy to a strengthening service sector. Economists project the recover in the North Carolina economy to accelerate in 2004.

Although the unemployment rate increased slightly early in 2003, it peaked at 6.7% in July and by November 2003. the unemployment rate had fallen to 6.2%. However, as has been true of the country as a whole, job growth has lagged the early stages of the economic recovery and certain areas of the State economy such as the textiles and furniture sectors of the manufacturing industry have continued to show declines in employment because of foreign competition among other factors. Overall during 2003, North Carolina gained 5,300 non-farm jobs despite the loss of 31,800 manufacturing jobs. Increased job growth is projected for 2004.

Like most states, North Carolina continues to face pressures on its state budget. However, unlike most states, North Carolina has not experienced a post-legislative budget shortfall for 2002-03. While North Carolina Governor Easley was forced to invoke his constitutional authority to balance the State budget in 2001 and 2002, the most recent state budget required no such action. National observers have noted the State's conservative revenue forecast and aggressive confrontation of the budget problem as the preliminary reasons for its current stable position.

The current stability, however, does not translate into a comprehensive solution of ongoing budget issues. The Governor's major challenges in preparing the 2003-05 budget stem from three primary sources: 1) the use of approximately $400 million in one-time revenue and spending reductions to fund recurring operations in the 2002-03 budget, 2) the sunset of increases in State sales and income taxes that would reduce revenues, and 3) anticipated growth in spending due to increased enrollments at all levels of education, increased health care costs for the Medicaid program and State Employee Health Plan, and increased debt service to finance higher education facility construction. In building the 2003-05 budget, the Governor first reviewed cost figures for maintaining services at a similar level to 2002 and then looked at expanding services in some areas such as education. The inclusion of the cost of these expanded services resulted in a projected budget shortfall of $169 billion for 2003-04.

Governor Easley's budget closes this gap primarily by freezing the current State tax structure in place for an additional two years (halting scheduled tax cuts and certain payments to local governments) as well as making substantial budget reductions to State agencies. Governor Easley's proposed budget for 2004-05 is actually less than the budget provided to him for 2002-03. Nonetheless, budget pressures are likely to be an ongoing concern.

Because of budget shortfall issues and the State's struggles in dealing with the problems in 2001-2002, both Standard & Poor's and Moody's reviewed their ratings of the State's general obligations in 2002, and while S&P left the rating of North Carolina general obligations at "AAA", Moody's downgraded the rating of the State's general obligations to "Aa1". While as indicated above, it appears that the State is actively dealing with the budget issues, Moody's has maintained its downgraded rating.

While the general obligations of the State are rated "AAA" by S&P and "Aa1" by Moody's, there can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions, including the State's response to its budget problems. Moreover, such ratings apply only to obligations of the State and not to those of its political subdivisions, and the economic information provided above may not be relevant to obligations issued by such political subdivisions.